Registration No. 333-52689
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 2

                                       TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS

                            REGISTERED ON FORM N-8B-2


A.   BMA Variable Life Account A
     (Exact Name of Trust)

B.   Business Men's Assurance Company of America
     (Name of Depositor)

C.   BMA Tower, P.O. Box 412879
     Kansas City, MO 84141
     (Complete address of depositor's principal executive offices)

D.   Name and complete address of agent for service:

         David A. Gates
         Business Men's Assurance Company of America
         700 Karnes Blvd.
         Kansas City, Missouri 64108
         (800) 423-9398

     Copies to:

      Judith A. Hasenauer
      Blazzard, Grodd & Hasenauer, P.C.
      P.O. Box 5108
      Westport, CT 06881
      (203) 226-7866

E. Flexible Premium Adjustable Variable Life Insurance Policies (Title and amount of securities being registered)

F. Proposed maximum aggregate offering price to the public of the securities being registered:

     Continuous offering

G.   Amount of Filing Fee: Not Applicable

H. Approximate date of proposed public offering:
         As soon as practicable after the effective date of this filing.


It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ on May 3, 1999 pursuant to paragraph (b) of Rule 485
___  60 days after filing pursuant to paragraph (a)(1) of Rule 485
___  on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following:

   ____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                              EXPLANATORY NOTE

This Registration Statement contains 43 portfolios of the various underlying investment options. Two versions (Version A and Version B) of the Prospectus will be created from this Registration Statement. The only differences between the two versions are the underlying investment options and the illustrations of policy values. One version will contain 17 portfolios (Version A) and the other version will contain 43 portfolios (Version B). The distribution system for each version of the Prospectus will be different. There are Co-Principal Underwriters of the Policy; each of whom will distribute a different version of the Prospectus. The Prospectus contained in this Registration Statement contains two sets of illustrations - one for Version A of the Prospectus and the other for Version B. The Prospectuses have been filed and will continue to be filed with the Commission pursuant to Rule 497 under the Securities Act of 1933. The Registrant undertakes to update this Explanatory Note, as needed, each time a Post-Effective Amendment is filed.
------------------------------------------------------------------------------

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item                Caption in Prospectus
-----------                ---------------------
1                          The Variable Insurance Policy

2                          Other Information; The Company

3                          Not Applicable

4                          Other Information

5                          The Separate Account

6(a)                       Not Applicable
 (b)                       Not Applicable

7                          Not Applicable

8                          Not Applicable

9                          Legal Proceedings

10                         Purchases

11                         Investment Options

12                         Investment Options

13                         Expenses

14                         Purchases

15                         Purchases

16                         Investment Options

17                         Access to Your Money

18                         Access to Your Money

19                         Reports to Owners

20                         Not Applicable

21                         Access to Your Money

22                         Not Applicable

23                         Not Applicable

24                         Not Applicable

25                         The Company

26                         Expenses

27                         The Company

28                         The Company

29                         The Company

30                         The Company

31                         Not Applicable

32                         Not Applicable

33                         Not Applicable

34                         Not Applicable

35                         BMA; Other Information

36                         Not Applicable

37                         Not Applicable

38                         Other Information

39                         Other Information

40                         Not Applicable

41                         Not Applicable

42                         Not Applicable

43                         Not Applicable

44                         Purchases

45                         Other Information

46                         Access to Your Money

47                         Not Applicable

48                         Not Applicable

49                         Not Applicable

50                         Not Applicable

51                         The Company; Purchases

52                         Investment Options

53                         The Separate Account

54                         Not Applicable

55                         Not Applicable

56                         Not Applicable

57                         Not Applicable

58                         Not Applicable

59                         Financial Statements




           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY

                           BMA VARIABLE LIFE ACCOUNT A

                                       AND

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

     This Prospectus describes the Flexible Premium Adjustable Variable Life Insurance Policy (Policy) offered by Business Men's Assurance Company of America
(BMA).

     The Policy has been designed to be used to create or conserve one's estate, retirement planning and other insurance needs of individuals and businesses.

     The Policy has 44 investment choices--a Fixed Account and 43 Investment Options listed below.

     When You buy a Policy, to the extent You have selected the Investment Options, You bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) You select.

You can put Your money in the Fixed Account and/or any of the following Investment Options:

INVESTORS MARK SERIES FUND, INC.

    MANAGED BY STANDISH, AYER & WOOD, INC.

    Intermediate Fixed Income
    Mid Cap Equity
    Money Market

    MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.

    Global Fixed Income

    MANAGED BY STEIN ROE & FARNHAM INCORPORATED

    Small Cap Equity
    Large Cap Growth

    MANAGED BY DAVID L. BABSON & CO. INC.

    Large Cap Value

    MANAGED BY LORD, ABBETT & CO.

    Growth & Income

    MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

    Balanced

BERGER INSTITUTIONAL PRODUCTS TRUST

    MANAGED BY BERGER ASSOCIATES

    Berger IPT--100
    Berger IPT--Growth and Income
    Berger IPT--Small Company Growth

    MANAGED BY BBOI WORLDWIDE LLC

    Berger/BIAM IPT--International

CONSECO SERIES TRUST

    MANAGED BY CONSECO CAPITAL MANAGEMENT, INC.

    Balanced (formerly, Asset Allocation)
    Equity (formerly, Common Stock)
    Fixed Income (formerly, Corporate Bond)
    Government Securities

THE ALGER AMERICAN FUND

    MANAGED BY FRED ALGER MANAGEMENT, INC.

    Alger American Growth
    Alger American Leveraged AllCap
    Alger American MidCap Growth
    Alger American Small Capitalization

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

    MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

    VP Income & Growth
    VP International
    VP Value

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

    MANAGED BY THE DREYFUS CORPORATION (Sub-Adviser: NCM Capital Management Group, Inc.)

DREYFUS STOCK INDEX FUND

    MANAGED BY THE DREYFUS CORPORATION (Index Fund Manager: Mellon Equity Associates)

DREYFUS VARIABLE INVESTMENT FUND

    MANAGED BY THE DREYFUS CORPORATION

    Disciplined Stock
    International Value

FEDERATED INSURANCE SERIES

    MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY (formerly,
      Federated Advisers)

    Federated High Income Bond Fund II
    Federated Utility Fund II

    MANAGED BY FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
    Federated International Equity Fund II

INVESCO VARIABLE INVESTMENT FUNDS, INC.

    MANAGED BY INVESCO FUNDS GROUP, INC.

    INVESCO VIF--High Yield
    INVESCO VIF--Equity Income (formerly, INVESCO VIF - Industrial
    Income)

LAZARD RETIREMENT SERIES, INC.

    MANAGED BY LAZARD ASSET MANAGEMENT

    Lazard Retirement Equity
    Lazard Retirement Small Cap

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

    MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.

    Limited Maturity Bond
    Partners

STRONG OPPORTUNITY FUND II, INC.

    MANAGED BY STRONG CAPITAL MANAGEMENT, INC.

    Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.

    MANAGED BY STRONG CAPITAL MANAGEMENT, INC.

    Strong Mid Cap Growth Fund II (formerly, Growth Fund II)

VAN ECK WORLDWIDE INSURANCE TRUST

    MANAGED BY VAN ECK ASSOCIATES CORPORATION

    Worldwide Bond
    Worldwide Emerging Markets
    Worldwide Hard Assets
    Worldwide Real Estate


     Please read this Prospectus before investing and keep it on file for future reference. It contains important information about the BMA Flexible Premium Adjustable Variable Life Insurance Policy. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains information regarding companies that file electronically with the Commission.

    The Policies:

    * are not bank deposits
    * are not federally insured
    * are not endorsed by any bank or government agency
    * are not guaranteed and may be subject to loss of principal

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Date: May 3, 1999

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS...............................................................    6
SUMMARY...................................................................    8
1.  THE VARIABLE LIFE INSURANCE POLICY....................................    8
2.  PURCHASES.............................................................    8
3.  INVESTMENT CHOICES....................................................    8
4.  EXPENSES..............................................................   10
5.  DEATH BENEFIT.........................................................   11
6.  TAXES.................................................................   11
7.  ACCESS TO YOUR MONEY..................................................   11
8.  OTHER INFORMATION.....................................................   11
9.  INQUIRIES.............................................................   12
PART I....................................................................   13
1.  THE VARIABLE LIFE INSURANCE POLICY....................................   13
2.  PURCHASES.............................................................   13
     Premiums.............................................................   13
     Waiver of Planned Premiums...........................................   14
     Application for a Policy.............................................   14
     Issue Ages...........................................................   14
     Application of Premiums..............................................   14
     Grace Period.........................................................   15
     Accumulation Unit Values.............................................   15
     Right to Refund......................................................   16
     Exchange of a Policy for a BMA Policy................................   16
3.  INVESTMENT CHOICES....................................................   16
     Transfers............................................................   19
     Dollar Cost Averaging................................................   20
     Asset Rebalancing Option.............................................   20
     Asset Allocation Option..............................................   21
     Substitution.........................................................   21
4.  EXPENSES..............................................................   21
     Premium Charge.......................................................   21
     Monthly Deduction....................................................   22
     Surrender Charge.....................................................   23
     Partial Surrender Fee................................................   24
     Waiver of Surrender Charges..........................................   24
     Reduction or Elimination of the Surrender Charge.....................   25
     Transfer Fee.........................................................   25
     Taxes................................................................   25
     Investment Option Expenses...........................................   25
5.  DEATH BENEFIT.........................................................   29
     Change in Death Benefit Option.......................................   30
     Change in Specified Amount...........................................   31
     Guaranteed Minimum Death Benefit.....................................   32
     Accelerated Death Benefit............................................   32
6.  TAXES.................................................................   33
     Life Insurance in General............................................   33
     Taking Money Out of Your Policy......................................   33
     Diversification......................................................   33
7.  ACCESS TO YOUR MONEY..................................................   34
     Loans................................................................   34
     Surrenders...........................................................   35
8.  OTHER INFORMATION.....................................................   35
     BMA..................................................................   35
     Year 2000............................................................   35
     The Separate Account.................................................   36
     Distributors.........................................................   36
     Administration.......................................................   36
     Suspension of Payments or Transfers..................................   36
     Ownership............................................................   37
PART II...................................................................   37
EXECUTIVE OFFICERS AND DIRECTORS OF BMA...................................   37
OFFICERS AND DIRECTORS OF JONES & BABSON, INC.............................   39
OFFICERS AND DIRECTORS OF CONSECO EQUITY SALES, INC.......................   40
VOTING....................................................................   40
LEGAL OPINIONS............................................................   41
REDUCTION OR ELIMINATION OF SURRENDER CHARGE..............................   41
NET AMOUNT AT RISK........................................................   41
MATURITY DATE.............................................................   41
MISSTATEMENT OF AGE OR SEX................................................   42
OUR RIGHT TO CONTEST......................................................   42
PAYMENT OPTIONS...........................................................   42
FEDERAL TAX STATUS........................................................   42
REPORTS TO OWNERS.........................................................   46
LEGAL PROCEEDINGS.........................................................   46
EXPERTS...................................................................   46
FINANCIAL STATEMENTS......................................................   46
APPENDIX A-Illustration of Policy Values..................................  A-1
APPENDIX B-Rates of Return ...............................................  B-1

                                  DEFINITIONS

     ACCUMULATION VALUE: The sum of Your Policy values in the Subaccounts, the Fixed Account and the Loan Account.

     ACCUMULATION UNIT: A unit of measure used to calculate Your Accumulation Value in the Subaccounts.

     AGE: Issue Age is age nearest birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

     AUTHORIZED REQUEST: A request, in a form satisfactory to Us, which is received by the BMA Service Center.

     BENEFICIARY: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

     BMA: Business Men's Assurance Company of America.

     BMA SERVICE CENTER: The office indicated in the Summary to which notices, requests and Premiums must be sent. All sums payable to Us under the Policy are payable only at the BMA Service Center.

     BUSINESS DAY: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

     CASH SURRENDER VALUE: The Accumulation  Value less the surrender charge, if
any,  that  applies  if  the  Policy  is   surrendered  in  full  and  less  any
Indebtedness.

     DEATH BENEFIT: The amount used to determine the Death Proceeds payable upon the death of the Primary Insured. The Death Benefit can be either Level or Adjustable.

     DEATH PROCEEDS: The Death Proceeds equal the Death Benefit as of the date of the Primary Insured's death, less any Indebtedness.

     FIXED ACCOUNT: A portion of the General Account into which You can allocate Net Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

     GENERAL ACCOUNT: Our general investment account which contains all of Our assets with the exception of the Separate Account and other segregated asset accounts.

     GRACE PERIOD: The 61 days that follow the date We mail a notice to You for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

    INDEBTEDNESS:  Unpaid Policy loans plus unpaid Policy loan interest.

     INITIAL SPECIFIED AMOUNT: The amount of coverage selected by You at the time of application and which will be used to determine the Death Benefit.

    INVESTMENT OPTION(S): Those investment options available through the Separate Account.

     LOAN ACCOUNT: An account established within Our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

     MATURITY DATE: The date the Accumulation Value, less any Indebtedness, becomes payable to You, if the Primary Insured is then living.

     MINIMUM SPECIFIED AMOUNT: The smallest Specified Amount the Policy may have is the greater of $50,000, and the Specified Amount a $300 no-lapse annual premium, excluding amounts for riders and Special Rate Classes, will purchase.

     MONTHLY ANNIVERSARY DAY: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

     MONTHLY DEDUCTION: On the Policy Date and each Monthly Anniversary Day thereafter We deduct certain charges from Your Policy.

     NET PREMIUM: We deduct a Premium Charge from each Premium paid. The Net Premium is the Premium paid less the Premium Charge.

     OWNER: The person entitled to all the ownership rights under the Policy. If Joint Owners are named, all references to You or Owner shall mean Joint Owner.

     POLICY ANNIVERSARY: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

     POLICY DATE: The date by which Policy months, years and anniversaries are measured.

     POLICY MONTH: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

     POLICY YEAR: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

     PREMIUM: A payment You make towards the Policy and that does not re-pay any Indebtedness.

     PRIMARY INSURED: The person whose life is insured under the Policy.

     RATE CLASS: This is anything that would affect the level of Your Premium, such as health status and tobacco use.

     REINSTATEMENT: To restore coverage after the Policy has terminated.

     SEPARATE ACCOUNT: A segregated asset account maintained by Us in which a portion of Our assets has been allocated for this and certain other policies.

     SPECIFIED AMOUNT: The Initial Specified Amount plus each increase to the Specified Amount and less each decrease to the Specified Amount.

     UNDERWRITING PROCESS: The underwriting process begins the day We receive Your application at the BMA Service Center and ends the day We receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.

     US, WE, OUR: Business Men's Assurance Company of America.

     YOU, YOUR, YOURS: The Owner of the Policy.

                                    SUMMARY

     The prospectus is divided into three sections: Summary, Part I and Part II. The sections in this summary correspond to sections in Part I of this prospectus which discuss the topics in more detail. Even more detailed information is contained in Part II.

     1. THE VARIABLE LIFE INSURANCE POLICY: The variable life insurance policy offered by BMA is a contract between You, the Owner, and BMA, an insurance company.

     The Policy provides for the payment of the Death Proceeds to Your selected Beneficiary upon the death of the Primary Insured which should be excludable from the gross income of the Beneficiary. The Policy can be used to create or conserve one's estate or to save for retirement. The Policy can also be used for certain business purposes, such as keyman insurance. The Primary Insured is the person whose life is insured under the Policy. The Primary Insured can be the same person as the Owner but does not have to be.

     Under the Policy, You may, subject to certain limitations, make Premium payments, in any amount and at any frequency. The Policy provides an
Accumulation Value, surrender rights, loan privileges and other features traditionally associated with life insurance.

     The Policy has a no-lapse guarantee in the first five years providing the No-Lapse Monthly Minimum Premiums are paid. After this period, the Policy can lapse (terminate without value) when the Cash Surrender Value is insufficient to cover the Monthly Deduction and a Grace Period of 61 days has expired without an adequate payment being made.


     You should consult Your Policy for further understanding of its term and conditions and for any state-specific provisions and variances that may apply to Your Policy.

     2. PURCHASES: You can buy the Policy by completing the proper forms. Your registered representative can help You. The minimum initial Premium We will accept will be computed for You with respect to the Specified Amount You have requested. We will also compute the No-Lapse Monthly Minimum Premium. In some circumstances We may contact You for additional information regarding the Primary Insured and may require the Primary Insured to provide Us with medical records, physician's statement or a complete paramedical examination.

     The Policy is a flexible premium policy and unlike traditional insurance policies, there is no fixed schedule for Premium payments after the initial Premium. Although You may establish a schedule of Premium payments (Planned Premium), if you fail to make the Planned Premium payments it will not necessarily cause the Policy to lapse nor will paying the Planned Premium guarantee that a Policy will remain in force until maturity. Under most circumstances it is anticipated that You will need to make additional Premium payments, after the initial Premium, to keep the Policy in force.

     3. INVESTMENT CHOICES: You can put Your money in the Fixed Account or in any or all of these Investment Options which are described in the prospectuses for the funds:

INVESTORS MARK SERIES FUND, INC.

    MANAGED BY STANDISH, AYER & WOOD, INC.

    Intermediate Fixed Income
    Mid Cap Equity
    Money Market

    MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.

    Global Fixed Income

    MANAGED BY STEIN ROE & FARNHAM INCORPORATED

    Small Cap Equity
    Large Cap Growth

    MANAGED BY DAVID L. BABSON & CO. INC.

    Large Cap Value

    MANAGED BY LORD, ABBETT & CO.

    Growth & Income

    MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

    Balanced

BERGER INSTITUTIONAL PRODUCTS TRUST

    MANAGED BY BERGER ASSOCIATES

    Berger IPT--100
    Berger IPT--Growth and Income
    Berger IPT--Small Company Growth

    MANAGED BY BBOI WORLDWIDE LLC

    Berger/BIAM IPT--International

CONSECO SERIES TRUST

    MANAGED BY CONSECO CAPITAL MANAGEMENT, INC.

    Balanced (formerly, Asset Allocation)
    Equity (formerly, Common Stock)
    Fixed Income (formerly, Corporate Bond)
    Government Securities

THE ALGER AMERICAN FUND

    MANAGED BY FRED ALGER MANAGEMENT, INC.

    Alger American Growth
    Alger American Leveraged AllCap
    Alger American MidCap Growth
    Alger American Small Capitalization

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

    MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

    VP Income & Growth
    VP International
    VP Value

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

    MANAGED BY THE DREYFUS CORPORATION (Sub-Adviser:  NCM Capital
    Management Group, Inc.)

DREYFUS STOCK INDEX FUND

    MANAGED BY THE DREYFUS CORPORATION (Index Fund Manager: Mellon Equity Associates)

DREYFUS VARIABLE INVESTMENT FUND

    MANAGED BY THE DREYFUS CORPORATION

    Disciplined Stock
    International Value

FEDERATED INSURANCE SERIES

    MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY (formerly, Federated Advisers)

    Federated High Income Bond II
    Federated Utility II

MANAGED BY FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

    Federated International Equity II

INVESCO VARIABLE INVESTMENT FUNDS, INC.

    MANAGED BY INVESCO FUNDS GROUP, INC.

    INVESCO VIF--High Yield
    INVESCO VIF--Equity Income (formerly, INVESCO VIF-Industrial Income)

LAZARD RETIREMENT SERIES, INC.

    MANAGED BY LAZARD ASSET MANAGEMENT

    Lazard Retirement Equity
    Lazard Retirement Small Cap

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

    MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.

    Limited Maturity Bond
    Partners

STRONG OPPORTUNITY FUND II, INC.

    MANAGED BY STRONG CAPITAL MANAGEMENT, INC.

    Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.

    MANAGED BY STRONG CAPITAL MANAGEMENT, INC.

    Strong Mid Cap Growth Fund II (formerly, Growth Fund II)

VAN ECK WORLDWIDE INSURANCE TRUST

    MANAGED BY VAN ECK ASSOCIATES CORPORATION

    Worldwide Bond
    Worldwide Emerging Markets
    Worldwide Hard Assets
    Worldwide Real Estate


    4. EXPENSES: The Policy has both insurance and investment features, and there are costs related to each that reduce the return on Your investment.

    We deduct a Premium Charge from each Premium payment made. The Premium Charge is as follows:

Policy Years 1-10:     5.5% of all Premiums.

Policy Years 11 and
  later:               4.0% of all Premiums.

    We deduct a Policy Charge each month from the unloaned Accumulation Value of the Policy. The Policy Charge is as follows:

Policy Year 1:         $25 each month

Policy Years 2 and
  later:               Currently, $5 each
                       month. This charge is
                       not guaranteed and
                       may be increased but
                       it will not exceed
                       $10.

    We deduct a Risk Charge each month from the unloaned Accumulation Value of the Policy. The Risk Charge is calculated as follows:

Policy Years 1-10:     Each month, .80%, on
                       an annual basis, of
                       the Accumulation
                       Value in the Separate
                       Account.

Policy Years 11 and
  later:               Each month, .40%, on
                       an annual basis, of
                       the Accumulation
                       Value in the Separate
                       Account.

     Each month We will make a deduction from the unloaned Accumulation Value of the Policy for the cost of insurance. This charge will depend upon the Specified Amount, Your Accumulation Value, and the sex, age and Rate Class of the Primary Insured. We may also charge for any riders attached to the Policy. The maximum deduction that will be made for cost of insurance is 83.33333 per $1,000 net amount at risk. This is the rate at attained age 98. Therefore, this is most likely not the rate You will be charged. Maximum rates vary by sex, tobacco use and attained age and range from 0.08420 to 83.33333 per $1,000 net amount at risk. See "Expenses--Monthly Deduction--Cost of Insurance" in Part I for more information.

     There are also daily investment charges which apply to the average daily value of the Investment Options. These charges are deducted from the Investment Options and range on an annual basis from .28% to 1.50%, depending on the Investment Option.

     If You take out more than the Free Partial Surrender Percentage, We may assess a surrender charge which depends upon Your Initial Specified Amount, the year of surrender, issue Age, sex and Rate Class. The maximum surrender charge that will be deducted is $44.56 per $1,000 specified amount. The maximum varies by issue age, sex and tobacco use and ranges from $5.40 to $44.56 per $1,000. See "Expenses--Surrender Charge" in Part I for more information. The surrender charge for total surrenders is level for the first four Policy Years then grades down (pursuant to a set formula) each month beginning in the fifth Policy Year and is zero at the end of Policy Year ten. Your Policy is issued with a surrender charge schedule which shows the surrender charge at the end of the Policy Year. The charge is not affected by Special Rate Classes nor by the addition of riders.

     When You make a partial surrender, We assess a pro-rata portion of the surrender charge. In the event that You increase Your Specified Amount, a new surrender charge schedule will be imposed on the increased amount.

     There is a partial surrender fee of $25 assessed for any partial surrender in addition to any surrender charge that may be assessed. The partial surrender fee is deducted from the unloaned Accumulation Value of the Policy. The Free Partial Surrender Percentage is excluded from these charges.

     Each transfer after 12 in any Policy Year, unless the transfer is pre-scheduled, will incur a transfer fee of $25.


     5. DEATH BENEFIT: The amount of the Death Benefit depends on:

     * the Specified Amount of Your Policy,

     * the Death Benefit option in effect at the time of death, and

     * under some circumstances Your Policy's Accumulation Value.

There are two Death Benefit options: Level Death Benefit and Adjustable Death Benefit. Under certain circumstances You can change Death Benefit options. You can also change the Specified Amount under certain circumstances.

     The actual amount payable to Your Beneficiary is the Death Proceeds which is equal to the Death Benefit less any Indebtedness. At the time of application for a Policy, You designate a Beneficiary who is the person or persons who will receive the Death Proceeds. You can change Your Beneficiary unless You have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

    All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

     6. TAXES: Your Policy has been designed to comply with the definition of life insurance in the Internal Revenue Code. As a result, the Death Proceeds paid under the Policy should be excludable from the gross income of the Beneficiary. Your earnings in the Policy are not taxed until You take them out. The tax treatment of the loan proceeds and surrender proceeds will depend on whether the Policy is considered a Modified Endowment Contract (MEC). Proceeds taken out of a MEC are considered to come from earnings first and are includible in taxable income. If You are younger than 59 1/2 when You take money out of a MEC, You may also be subject to a 10% federal tax penalty on the earnings withdrawn.

     7. ACCESS TO YOUR MONEY: You can terminate the Policy at any time and We will pay You the Cash Surrender Value. After the first Policy Year, You may surrender a part of the Cash Surrender Value subject to the requirements of the Policy. When You terminate Your Policy or make a partial surrender, a surrender charge (or a portion thereof in the case of a partial surrender) may be assessed. Once each Policy Year, on a non-cumulative basis, You may make a free partial surrender of up to 10% of Your unloaned Accumulation Value.

     You can also borrow some of Your Accumulation Value.

     8. OTHER INFORMATION:

     FREE LOOK. You can cancel the Policy within ten days after You receive it (or whatever period is required in Your state) and We will refund all Premiums paid less any Indebtedness. Upon completion of the Underwriting Process, We will allocate the initial Net Premium to the Money Market Portfolio for fifteen days (or the Free Look period required in Your state plus five days). After that, We will invest Your Accumulation Value as You requested.

     WHO SHOULD PURCHASE THE POLICY? The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their Policies through investment in the Investment Options.

     The Policy offers the following to individuals:

     - create or conserve one's estate

     - supplement retirement income

     - access to funds through loans and surrenders

     The Policy offers the following to businesses:

     - protection for the business in the event a key employee dies

     - provide debt protection for business loans

     - create a fund for employee benefits, buy outs and future business needs.

     If You currently own a variable life insurance policy on the life of the Primary Insured, You should consider whether the purchase of the Policy is appropriate.

     Also, You should carefully consider whether the Policy should be used to replace an existing Policy on the life of an Insured.

    ADDITIONAL FEATURES

     - You can arrange to have a regular amount of money automatically transferred from the Money Market Portfolio to the Investment Options each month, theoretically giving You a lower average cost per unit over time than a single one time purchase. We call this feature the Dollar Cost Averaging Option.

     - We will automatically readjust Your money between Investment Options periodically to keep the blend You select. We call this feature the Asset Rebalancing Option.

     - If the Primary Insured becomes terminally ill, We will pay You a portion of the Death Benefit. We call this feature the Accelerated Death Benefit Rider.

     - If You pay a certain required Premium, We guarantee that the Policy will not lapse even if Your Accumulation Value is not sufficient to cover the Monthly Deductions. We call this feature the Guaranteed Minimum Death Benefit Rider.

     - If the Primary Insured becomes totally disabled, We will waive the Monthly Deduction, excluding the Risk Charge, or the Planned Premium. This is provided by the Waiver of Monthly Deductions Rider or the Waiver of Planned Premium Rider.

     - We also offer a number of additional riders that are common for universal life policies.

     These features and riders may not be available in Your state and may not be suitable for Your particular situation.

     9. INQUIRIES: If You need more information about buying a Policy, please contact Us at:

        BMA
        P.O. Box 412879
        Kansas City, Missouri 64141-2879
        1-888-262-8131

     If You need policy owner service (such as changes in policy information, inquiry into policy values, or to make a loan), please contact Us at our service center:

        BMA
        P.O. Box 66793
        St. Louis, Missouri 63166-6793
        1-800-423-9398

                                     PART I

1.  THE VARIABLE LIFE INSURANCE POLICY

     The variable life insurance policy is a contract between You, the Owner, and BMA, an insurance company. The Policy can be used to create or conserve one's estate and retirement planning for individuals. It can also be used for certain business purposes.

     The Policy provides for life insurance coverage on the Primary Insured and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent You allocated Premium or Accumulation Value to the Separate Account, You bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

     Because the Policy is like traditional and universal life insurance, it provides a Death Benefit which will be paid to Your named Beneficiary. When the Primary Insured dies, the Death Proceeds are paid to Your Beneficiary which should be excludable from the gross income of the Beneficiary. The tax-free Death Proceeds makes this an excellent way to accumulate money You don't think you'll use in Your lifetime and is a tax-efficient way to provide for those You leave behind. If You need access to Your money, You can borrow from the Policy or make a total or partial surrender.

     You should consult Your Policy for further understanding of its term and conditions and for any state-specific provisions and variances that may apply to Your Policy.

2.  PURCHASES

PREMIUMS

     Premiums are the monies You give Us to buy the Policy. The Policy is a Flexible Premium Policy which allows You to make Premium payments in any amount and at any time, subject of course to making sufficient Premium payments to keep the Policy in force. Even though the Policy is flexible, when You apply for coverage You can establish a schedule of Premium payments (Planned Premium). The Planned Premium is selected by You. Thus they will differ from Policy to Policy. You should consult Your Registered Representative about Your Planned Premium.

     We guarantee that the Policy will stay in force for the first five years after issue if total Premiums paid are at least as great as:

     1.   the cumulative five year No-Lapse Monthly Minimum Premium; plus

     2.   the total of all partial surrenders made; plus

     3.   indebtedness.

     We will establish a No-Lapse Monthly Minimum Premium at the time you apply for coverage which is the smallest level of Planned Premium.

     The Policy will remain in force if the Cash Surrender Value is greater than zero regardless of how long it has been in force.

     Additional Premiums may be paid at any time. However, We reserve the right to limit the number and amount of additional Premiums. Under some circumstances, We may require evidence that the Primary Insured is still insurable. All Premiums are payable at the BMA Service Center.

WAIVER OF PLANNED PREMIUMS

     You can elect to have a Waiver of Planned Premium Rider added to Your Policy. The rider provides for the Planned Premium to be waived by crediting a Premium equal to the monthly waiver benefit on each Monthly Anniversary Day during the Primary Insured's total disability beginning before age 60 and continuing 6 months or more. Premiums paid during the first 6 months of disability are refunded, and subsequent Premiums are waived as long as total disability continues. The monthly waiver benefit to be credited as a Premium to the Policy while benefits are payable under the rider is the Planned Premium at the time the disability begins.

     All Monthly Deductions will continue to be made.

     If at the end of any Policy Month while benefits are being paid under the rider, the Cash Surrender Value is not sufficient to cover the Monthly Deductions, the credit of the monthly waiver benefit will cease, and the Monthly Deductions will be waived as long as total disability continues.

     If the Primary Insured is no longer totally disabled, You must begin paying Premiums again. If You do not pay sufficient Premiums, Your Policy may lapse depending on Your facts and circumstances at that time.

     You should consult the rider for the terms and conditions. The rider is available as an alternative to the Waiver of Monthly Deductions. You can select either the Waiver of Monthly Deduction Rider or the Waiver of Planned Premium Rider but not both.

APPLICATION FOR A POLICY

     In order to purchase a Policy, You must submit an application to Us that requests information about the proposed Primary Insured. In some cases, We will ask for additional information. We may request that the Primary Insured provide Us with medical records, physician's statement or possibly require other medical tests.

ISSUE AGES

     We currently issue to Primary Insureds whose ages are: 20-80 for Standard rates and 20-70 for Preferred rates.

     We will review all the information We are provided about the Primary Insured and determine whether or not the Primary Insured meets Our standards for issuing the Policy. This process is called underwriting. If the Primary Insured meets all of Our underwriting requirements, We will issue a Policy. There are several underwriting classes under which the Policy may be issued.

     The underwriting period could be up to 60 days or longer from the time the application is signed. If We receive the initial Premium with the application, Your Registered Representative will give you a conditional receipt. If You receive a conditional receipt, you will be eligible for conditional coverage. The conditional coverage, if you meet the conditions specified on the conditional receipt, will be effective from the later date of receipt of a medical exam, if required or a date You request (it must be within 60 days of the date of the receipt). It will expire 60 days from the effective date. The conditional insurance is subject to a number of restrictions and is only applicable if the proposed Primary Insured was an acceptable risk for the insurance applied for.

APPLICATION OF PREMIUMS

     When You purchase a Policy and We receive money with Your application, We will initially put Your money in Our General Account. Your money will remain in Our General Account during the Underwriting Process. Upon completion of the Underwriting Process, Your money will be moved to the Money Market Portfolio where it will remain for 15 days (or the period required in Your state plus five days). After the 15 days, We will allocate Your money to the Investment Option(s) You requested in the application. All allocation directions must be in whole percentages. If You pay additional Premiums, We will allocate them in the same way as Your first Premium unless You tell Us otherwise.

     If You change Your mind about owning a Policy, You can cancel it within 10 days after receiving it (or the period required in Your state) (Free Look Period). (If the Owner is a resident of California and is age 60 or older, the period is 30 days.) When You cancel the Policy within this time period, We will not assess a Surrender Charge and will give You back Your Premium payment less any Indebtedness.

     When Your application for the Policy is in good order, We will invest Your first Premium in the Money Market Portfolio within two days after We have completed Our underwriting. Subsequent Premiums will be allocated in accordance with the selections in Your application.

     If as a result of Our underwriting review, We do not issue You a Policy, We will return Your Premium, and interest, if any, required by Your state. If We do issue a Policy, on the Policy Date We will deduct the first Monthly Deduction and credit interest. The maximum first Monthly Deduction is 100% of the first net Premium paid. The maximum deduction that We will take from the Premium is 5.5% of the Premium paid.

GRACE PERIOD

     Your Policy will stay in effect as long as Your Cash Surrender Value is sufficient to cover Monthly Deductions. If the Cash Surrender Value of Your Policy is not enough to cover these deductions, We will mail You a notice. You will have 61 days from the time the notice is mailed to You to send Us the required payment. This is called the Grace Period. Because this Policy has a five year no-lapse guarantee, the Policy will not terminate if the No Lapse Monthly Minimum Premiums are paid during this five year period.

ACCUMULATION UNIT VALUES

     The value of Your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) You choose. In order to keep track of the value of Your Policy, We use a unit of measure We call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)

     Every Business Day We determine the value of an Accumulation Unit for each of the Investment Options. The value of an Accumulation Unit for any given Business Day is determined by multiplying a factor We call the net investment factor times the value of the Accumulation Unit for the previous Business Day. We do this for each Investment Option. The net investment factor is a number that reflects the change (up or down) in an underlying Investment Option share. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

     When You make a Premium payment, We credit Your Policy with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of Net Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to Your Policy.

     We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to Your Policy.

     When We assess the Monthly Deductions, We do so by deducting Accumulation Units from Your Policy. When You have selected more than one Investment Option and/or the Fixed Account, We make the deductions pro-rata from all the Investment Options and the Fixed Account.

     When You make a surrender We determine the number of Accumulation Units to be deducted by dividing the amount of the surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from Your Policy. When You make a transfer from one Investment Option to another We treat the transaction by its component parts, i.e. a surrender and a purchase.

EXAMPLE:

     On Monday We receive a Premium payment from You. You have told Us You want $700 of this payment to go to the Large Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, We determine that the value of an Accumulation Unit for the Large Cap Value Portfolio is $12.70. We then divide $700 by $12.70 and credit Your Policy on Monday night with 55.12 Accumulation Units for the Large Cap Value Portfolio.

RIGHT TO REFUND

     To receive the tax treatment accorded life insurance under Federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, We reserve the right to return Premiums you have paid which We determine will cause any coverage under the Policy to fail to qualify as life insurance under applicable tax law and any changes in applicable tax laws or will cause it to become a Modified Endowment Contract (MEC). Additionally, We reserve the right to make changes in the Policy or to make distributions to the extent We determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide You advance written notice of any change.

     If subsequent Premium payments will cause Your Policy to become a MEC We will contact You prior to applying the Premium. If You elect to have the Premium applied, We require that You acknowledge in writing that You understand the tax consequences of a MEC before We will apply the Premiums. Section 6 contains a discussion of certain tax considerations provisions including MECs.

EXCHANGE OF A POLICY FOR A BMA POLICY

     Under federal tax law a life insurance policy may be exchanged tax-free for another life insurance policy. However, a policy received in exchange for a MEC will also be treated as a MEC. Any exchange of a policy for a BMA Policy must meet Our policy exchange rules in effect at that time.

3.  INVESTMENT CHOICES

     The Policy offers 44 investment choices--a Fixed Account and 43 Investment Options. Additional Investment Options may be available in the future.

     You should read the prospectuses for these funds carefully before investing. Copies of these prospectuses are attached to this prospectus. Certain portfolios contained in the fund prospectuses may not be available with your policy.

     Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with BMA. Certain portfolios are also sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

     BMA may enter into certain arrangements under which it is reimbursed by the
Investment   Options'   advisers,   distributors   and/or   affiliates  for  the
administrative services which it provides to the portfolios.

INVESTORS MARK SERIES FUND, INC.

     Investors Mark Series Fund, Inc. is managed by Investors Mark Advisors, LLC (Adviser), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios. Each Investment option has a different investment objective. The Adviser has engaged sub-advisers to provide investment advice for the individual Investment Option. The following Investment Options are available under the Policy.

     STANDISH, AYER & WOOD, INC. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIOS:

     Intermediate Fixed Income Portfolio

     Mid Cap Equity Portfolio

     Money Market Portfolio

     STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

        Global Fixed Income Portfolio

     STEIN ROE &  FARNHAM  INCORPORATED  IS THE  SUB-ADVISER  TO THE  FOLLOWING
PORTFOLIOS:

     Small Cap Equity Portfolio

     Large Cap Growth Portfolio

     DAVID L. BABSON & CO., INC. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

     Large Cap Value Portfolio

     LORD, ABBETT & CO. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

     Growth & Income Portfolio

     KORNITZER  CAPITAL  MANAGEMENT,  INC. IS THE  SUB-ADVISER  TO THE FOLLOWING
PORTFOLIO:

     Balanced Portfolio

BERGER INSTITUTIONAL PRODUCTS TRUST

     Berger Institutional Products Trust is a mutual fund with multiple portfolios. Berger Associates is the investment adviser to all portfolios except the Berger/BIAM IPT--International Fund. BBOI Worldwide LLC is the adviser to the Berger/BIAM IPT--International Fund. BBOI Worldwide LLC has retained Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). The following Investment Options are available under the Policy:

       Berger IPT--100 Fund (long-term capital appreciation)

       Berger IPT--Growth and Income Fund

       Berger IPT--Small Company Growth Fund

       Berger/BIAM IPT--International Fund

CONSECO SERIES TRUST

     Conseco Series Trust is a mutual fund with multiple portfolios. Conseco Capital Management, Inc. is the investment adviser to the portfolios. The following Investment Options are available under the Policy:

       Balanced Portfolio (formerly, Asset Allocation Portfolio)

       Equity Portfolio (formerly, Common Stock Portfolio)

       Fixed Income Portfolio (formerly, Corporate Bond Portfolio)

       Government Securities Portfolio

THE ALGER AMERICAN FUND

     The Alger  American  Fund is a mutual fund with multiple  portfolios.  Fred
Alger  Management,   Inc.  serves  as  the  investment  adviser.  The  following
Investment Options are available under the Policy:

       Alger American Growth Portfolio

       Alger American Leveraged AllCap Portfolio

       Alger American MidCap Growth Portfolio

       Alger American Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

       VP Income & Growth

       VP International

       VP Value (long-term capital growth with income as a secondary objective)

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation. Dreyfus has hired NCM Capital Management Group, Inc. to serve as sub-investment adviser and provide day-to-day management of the Fund's investments.

DREYFUS STOCK INDEX FUND

     The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

DREYFUS VARIABLE INVESTMENT FUND

     The Dreyfus Variable Investment Fund is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment adviser. The following Investment Options are available under the Policy:

       Disciplined Stock Portfolio (seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index)

       International Value Portfolio

FEDERATED INSURANCE SERIES

     Federated Insurance Series is an open-end, management investment company with multiple portfolios. Federated Investment Management Company (formerly, Federated Advisers) is the investment adviser. Federated Global Investment Management Corp. is the sub-adviser to the Federated International Equity Fund
II. The following Investment Options are available under the Policy:

       Federated High Income Bond Fund II

       Federated International Equity Fund II

       Federated Utility Fund II

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment adviser. The following Investment Options are available under the Policy:

       INVESCO VIF--High Yield Fund (seeks high level of current income)

       INVESCO VIF--Equity Income Fund (formerly, INVESCO VIF-Industrial Income Portfolio) (seeks high current income with growth of capital as a secondary goal)

LAZARD RETIREMENT SERIES, INC.

     Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following Investment Options are available under the Policy:

       Lazard Retirement Equity Portfolio

       Lazard Retirement Small Cap Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     Each portfolio of Neuberger Berman Advisers Management Trust invests in a corresponding series of Advisers Managers Trust. All series of Advisers Managers Trust are managed by Neuberger Berman Management Inc. The following Investment Options are available under the Policy:

       Limited Maturity Bond Portfolio

       Partners Portfolio (capital growth)

STRONG OPPORTUNITY FUND II, INC.

     Strong Opportunity Fund II, Inc. is a mutual fund managed by Strong Capital Management, Inc. The following Investment Option is available under the Policy:

       Opportunity Fund II (capital growth)

STRONG VARIABLE INSURANCE FUNDS, INC.

     Strong Variable Insurance Funds, Inc. is a mutual fund with multiple series. Strong Capital Management, Inc. serves as the investment adviser. The following Investment Option is available under the Policy:

       Strong Mid Cap Growth Fund II (formerly, Growth Fund II)

VAN ECK WORLDWIDE INSURANCE TRUST

     Van Eck Worldwide Insurance Trust is a mutual fund with multiple portfolios which are managed by Van Eck Associates Corporation. The following Investment Options are available under the Policy:

       Worldwide Bond Fund

       Worldwide Emerging Markets Fund

       Worldwide Hard Assets Fund

       Worldwide Real Estate Fund


TRANSFERS

     You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If You make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer:

     1. The minimum amount which You can transfer from the Fixed Account or any Investment Option is $250 or Your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

     2. The maximum amount which can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each Policy Year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

     3. The minimum amount which must remain in any Investment Option or Fixed Account after a transfer is $250.

     4. A transfer will be effective as of the end of the Business Day when We receive an Authorized Request at the BMA Service Center.

     5. Neither Us nor Our BMA Service Center is liable for a transfer made in accordance with Your instructions.

     6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

     7. Your right to make transfers is subject to modification if We determine, in Our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Us to be to the disadvantage of other Owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

     a.   a requirement of a minimum time period between each transfer;

     b. not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner; or

     c. limiting the dollar amount that may be transferred by an Owner at any one time.

Telephone Transfers

     You may elect to make transfers by telephone. To elect this option You must do so in an Authorized Request. If there are Joint Owners, unless We are instructed to the contrary, instructions will be accepted from either one of the Joint Owners. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If We do not, We may be liable for any losses due to unauthorized or fraudulent instructions. The BMA Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums.

DOLLAR COST AVERAGING

     The Dollar Cost Averaging Option allows You to systematically transfer a set amount each month from the Money Market Portfolio to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, You may be less susceptible to the impact of market fluctuations.

     The minimum amount which can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000. The amount required to complete Your program must be in the source account in order to participate in dollar cost averaging.

     All dollar cost averaging transfers will be made on the 15th day of the month unless that day is not a Business Day. If it is not, then the transfer will be made the next Business Day. You must participate in dollar cost averaging for at least 6 months.

     If You participate in dollar cost averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in Dollar Cost Averaging.

ASSET REBALANCING OPTION

     Once Your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause Your allocation to shift. If the unloaned Accumulation Value of Your Policy is at least $5,000, You can direct Us to automatically rebalance Your Policy each quarter to return to Your original percentage allocations by selecting Our asset rebalancing option. The program will terminate if You make any transfer outside of the Investment Options You have selected under the asset rebalancing option. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless that day is not a Business Day. If it is not, then the transfer will be made the next Business Day. The Fixed Account is not part of asset rebalancing.

     If You participate in the asset rebalancing option, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Asset Rebalancing Option.


EXAMPLE:

     Assume that You want the Accumulation Value split between two Investment Options. You want 40% to be in the Intermediate Fixed Income Portfolio and 60% to be in the Mid Cap Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Intermediate Fixed Income Portfolio now represents 50% of Your holdings because of its increase in value. If You had chosen to have Your holdings rebalanced quarterly, on the first day of the next quarter, We would sell some of Your units in the Intermediate Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Equity Portfolio to increase those holdings to 60%.

ASSET ALLOCATION OPTION

     We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of Your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with Our administrative rules regarding such programs.

     We have made no independent investigation of these programs. We have only established that these programs are compatible with Our administrative systems and rules.

     Even though We permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Options, and when We become aware of such disruptive practices, We may modify the transfer provisions of the Policy.


     If You participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, BMA does not charge for participating in an Asset Allocation Program.


SUBSTITUTION

     We may be required to substitute one of the Investment Options You have selected with another Investment Option. We would not do this without the prior approval of the Securities and Exchange Commission. We will give You notice of Our intent to do this.

4. EXPENSES

     There are charges and other expenses associated with the Policy that reduce the return on Your investment in the Policy. The charges and expenses are:

PREMIUM CHARGE

     We deduct a Premium Charge from each Premium payment You make. We consider a portion of the Premium Charge a sales load. The sales load portion is 3.5% of Premiums paid during the first ten Policy Years and 2.0% of Premiums paid thereafter. The portion of the Surrender Charge that does not recover issue and underwriting expenses is assessed as a sales load but only if the Policy is surrendered during the first ten Policy Years. The Premium Charge is as follows:

Policy Years 1-10:....................................  5.5% of all Premiums.
Policy Years 11 and thereafter:.......................  4.0% of all Premiums.

     The Premium Charge is to cover some of Our costs incurred in selling the Policy and in issuing it, such as commissions, premium tax, DAC tax (Deferred Acquisition Costs) and administrative costs.

MONTHLY DEDUCTION

     The initial Monthly Deduction is made on the Policy Date but does not include a Risk Charge. On each Monthly Anniversary Day We make a Monthly Deduction from the Accumulation Value of Your Policy. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

        a. the Cost of Insurance for the Policy; plus

        b. the monthly rider charges, if any; plus

        c. the Risk Charge; plus

        d. the monthly Policy Charge

     COST OF INSURANCE. This charge compensates Us for insurance coverage provided for the month. The cost of insurance charge for a Policy month equals the appropriate current cost of insurance rate per $1,000, including any special Rate Classes, times the net amount at risk. The net amount at risk is different for the Level Death Benefit Option and the Adjustable Death Benefit Option. Part II contains a more detailed description of the net amount at risk.

     The monthly cost of insurance rate, per $1,000 of net amount at risk, is based on:

     * the Specified Amount,

     * issue age of the Primary Insured,

     * sex of the Primary Insured,

     * Rate Class of the Primary Insured and

     * the Policy Year.

The maximum monthly cost of insurance rate ranges from 0.08420 to 83.33333 per $1,000. The table below shows the largest maximum monthly cost of insurance rate for all of the ages in the range. The maximum rate for most ages in the range will be smaller.

               MAXIMUM MONTHLY COST OF INSURANCE RATES PER $1,000

                                          Male                     Female
                                ------------------------  ------------------------
Attained Age                    Non- Tobacco   Tobacco    Non- Tobacco   Tobacco
- ------------------------------  ------------  ----------  ------------  ----------
20-29.........................      0.14010      0.19437      0.10005      0.12341
30-39.........................      0.17850      0.30049      0.16097      0.22778
40-49.........................      0.37912      0.73630      0.32558      0.50808
50-59.........................      0.96089      1.79681      0.66576      0.99290
60-69.........................      2.65338      4.29327      1.63207      2.19463
70-80.........................      8.16248     10.74533      5.59571      6.58858
81-99.........................     83.33333     83.33333     83.33333     83.33333



     Generally, We use a cost of insurance rate that is less than the maximum rate. The table below compares the maximum cost of insurance rate to the rate that is currently being used (current rate) during the first Policy Year. The rates below are based on the preferred non-tobacco Rate Class and a $150,000 Specified Amount.

                   MONTHLY COST OF INSURANCE RATE COMPARISON

                                                                        COST OF INSURANCE RATE
                                                                        ----------------------
SEX                                                         ISSUE AGE    CURRENT     MAXIMUM
- ---------------------------------------------------------     -----     ---------  -----------
Male.....................................................          45     0.26313     0.27708
Female...................................................          50     0.31223     0.34983
Male.....................................................          55     0.47878     0.65401

     We will determine the monthly cost of insurance rates based on the expectations as to future experience. We may charge less than the maximum cost of insurance rates as shown in the Table of Cost of Insurance Rates contained in Your Policy. Any change in the cost of insurance rates will apply to all Primary Insureds of the same Age, sex, Rate Class and Policy Year. The cost of insurance rates are greater for insureds in special Rate Classes.

     MONTHLY RIDER CHARGES. We charge separately for any riders attached to the Policy. We deduct the cost of the riders for a Policy Month as part of the Monthly Deduction on each Monthly Anniversary Day.

     RISK CHARGE. We assess a Risk Charge which is deducted as part of the Monthly Deduction. The Risk Charge is calculated as follows:

Per Policy Month for Policy
  Years 1-10:.......................  .80%, on an annual basis, of the
                                      Accumulation Value in the Separate
                                      Account.

Per Policy Month for Policy
  Years 11 and later:...............  .40%, on an annual basis, of the
                                      Accumulation Value in the Separate
                                      Account.

     The Risk Charge compensates Us for some of the mortality risks We assume, and the risk that We will experience costs above that for which We are compensated. It also compensates Us for some of the administrative costs in administering the Policy. We expect to profit from the charge.

     POLICY CHARGE. We assess a Policy Charge which is deducted each Monthly Anniversary Day. The Policy Charge is:

Per Policy Month for Policy
  Year 1:...........................  $25

Per Policy Month for Policy
  Years 2 and later:................  Currently, $5. This charge is not guaranteed and may be increased but
                                      it will not exceed $10.

     The Policy Charge compensates Us for some of the administrative costs of the Policy and the Separate Account.

     WAIVER OF MONTHLY DEDUCTION. You can elect to have a Waiver of Monthly Deduction Rider added to Your Policy. This rider provides for all Monthly Deductions, excluding the Risk Charge, to be waived during the Primary Insured's total disability beginning before age 60 and continuing 6 months or more. Any Monthly Deductions, excluding the Risk Charge, made during the first 6 months will be credited back to the Accumulation Value and subsequent Monthly Deductions, excluding the Risk Charge, are waived as long as total disability continues.

     You should consult the rider for the terms and conditions. The rider is available as an alternative to the Waiver of Planned Premiums. You can select either the Waiver of Monthly Deduction Rider or the Waiver of Planned Premium Rider but not both. The rider is not available if the Policy is issued with the Guaranteed Minimum Death Benefit.

SURRENDER CHARGE

     If the Policy is surrendered before the 10th Policy Anniversary or within 10 years following the effective date of any increase in Specified Amount, a Surrender Charge may be deducted. The amount of the Surrender Charge depends upon:

     * Your Specified Amount,

     * the year of surrender,

     * issue Age of the Primary Insured,

     * sex of the Primary Insured, and

     * Rate Class of the Primary Insured.

The Surrender Charge specific to Your Policy is shown on Your Policy Schedule. The maximum Surrender Charge that will be assessed ranges from $5.40 to $44.56 per $1,000 of Specified Amount. The table below shows the maximum Surrender Charge per $1,000 for all of the ages in the range. The maximum Surrender Charge for some ages in the range will be smaller.

                  MAXIMUM INITIAL SURRENDER CHARGES PER $1,000

                                          Male                     Female
                                ------------------------  ------------------------
Issue Age                       Non- Tobacco   Tobacco    Non- Tobacco   Tobacco
- ------------------------------  ------------  ----------  ------------  ----------
20-29.........................   $  8.10      $  9.18      $  7.20      $  8.10
30-39.........................     12.43        14.78        10.92        12.43
40-49.........................     19.32        23.87        16.28        18.91
50-59.........................     29.52        35.07        23.52        28.11
60-69.........................     41.64        44.56        32.49        38.00
70-80.........................     49.94        42.29        35.97        39.41


     The charge is not affected by special Rate Classes nor by the addition of riders. After the fourth Policy Year, or after four years following the effective date of an increase, the Surrender Charge between Policy Years will be pro-rated monthly (pursuant to a formula). When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the Surrender Charge is assessed for any amount that the Specified Amount is reduced. The pro-rata Surrender Charge is calculated in the same manner as for a requested decrease.

     The Surrender Charge and the pro-rata Surrender Charge compensates Us for the costs associated with selling the Policy and for issue and underwriting expenses.

PARTIAL SURRENDER FEE

     When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, We will charge a Partial Surrender Fee of $25. This charge compensates Us for administrative expenses associated with a surrender.


     The Surrender Charge and Partial Surrender Fee are deducted from the unloaned Accumulation Value of the Policy. The Partial Surrender Fee is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the withdrawal is made.

WAIVER OF SURRENDER CHARGES

     After the first Policy Anniversary, the Surrender Charge may be waived in the following circumstances:

     FREE PARTIAL SURRENDER AMOUNT. Once each Policy Year, on a non-cumulative basis, You may make a free partial surrender up to 10% of the unloaned Accumulation Value without the imposition of the Partial Surrender Fee or the Surrender Charge. If you totally surrender the Policy later that Policy Year for its Cash Surrender Value, then the pro-rata Surrender Charges for each free partial surrender will be assessed at the time of surrender.

     CONFINEMENT. The Surrender Charge will not apply if:

     (1) You are confined in a long term care facility, skilled or intermediate nursing facility or hospital;

     (2) You have been so confined for at least 90 consecutive days;

     (3) a physician certifies that confinement is required because of sickness or injury; and

     (4) You were not so confined on the Policy Date.

     Proof of confinement will be required in a form satisfactory to Us.

     TOTAL DISABILITY. The Surrender Charge will not apply if:

     (1)  You are totally disabled;

     (2)  You have been so disabled for at least 90 days;

     (3)  a physician certifies that You are totally disabled; and

     (4)  You were not so disabled on the Policy Date.

     Proof of disability will be required in a form satisfactory to Us.

     INVOLUNTARY UNEMPLOYMENT. The Surrender Charge will not apply if:

     (1) You were employed on a "full time" basis (working at least 17 hours per week) on the Policy Date;

     (2) Your employment was terminated by Your employer;

     (3) You remain unemployed for at least 90 days; and

     (4) You certify in writing at the time You make Your surrender request that You are still unemployed.

     DIVORCE. The Surrender Charge will not apply if:

     (1) You were married on the Policy Date;

     (2) subsequent to the Policy Date a divorce proceeding is filed; and

     (3) You certify in writing at the time You make Your surrender request that You are now divorced.</R.

     We will not assess pro-rata Surrender Charges for earlier free partial withdrawals if You make a total surrender due to confinement, total disability, involuntary unemployment or divorce.

     Not all options may be available in all states.

REDUCTION OR ELIMINATION OF THE SURRENDER CHARGE

     We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with Us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.

TRANSFER FEE

     You can make 12 free transfers every Policy Year. If You make more than 12 transfers a year, We will deduct a transfer fee of $25. If We do assess a transfer fee, it will be deducted from the amount transferred.

     If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

TAXES

     We do not currently assess any charge for income taxes which We incur as a result of the operation of the Separate Account. We reserve the right to assess a charge for such taxes against the Separate Account or your Accumulation Value if we determine that such taxes will be incurred.

INVESTMENT OPTION EXPENSES

     There  are  deductions  from and  expenses  paid out of the  assets  of the
various   Investment   Options,   which  are  summarized  below.  See  the  fund
prospectuses for more information.

                           INVESTMENT OPTION EXPENSES

    (as a percentage of the average daily net assets of an Investment Option for the most recent fiscal year, except as noted.)

                                                                                                       TOTAL ANNUAL
                                                                                      OTHER EXPENSES     PORTFOLIO
                                                                                          (AFTER      EXPENSES (AFTER
                                                                                      REIMBURSEMENT    REIMBURSEMENT
                                                             MANAGEMENT      12b-1     FOR CERTAIN      FOR CERTAIN
                                                                FEES         FEES      PORTFOLIOS)      PORTFOLIOS)
                                                            -------------  ---------  --------------  ---------------
INVESTORS MARK SERIES FUND, INC.(1)
  Intermediate Fixed Income Portfolio.....................         .60%       --              .20%            .80%
  Mid Cap Equity Portfolio................................         .80%       --              .10%            .90%
  Money Market Portfolio..................................         .40%       --              .10%            .50%
  Global Fixed Income Portfolio...........................         .75%       --              .25%           1.00%
  Small Cap Equity Portfolio..............................         .95%       --              .10%           1.05%
  Large Cap Growth Portfolio..............................         .80%       --              .10%            .90%
  Large Cap Value Portfolio...............................         .80%       --              .10%            .90%
  Growth & Income Portfolio...............................         .80%       --              .10%            .90%
  Balanced Portfolio......................................         .80%       --              .10%            .90%

BERGER INSTITUTIONAL PRODUCTS TRUST(2)
  Berger IPT--100 Fund....................................         .00%       --             1.00%           1.00%
  Berger IPT--Growth and Income Fund......................         .00%       --             1.00%           1.00%
  Berger IPT--Small Company Growth Fund...................         .00%       --             1.15%           1.15%
  Berger/BIAM IPT--International Fund.....................         .00%       --             1.20%           1.20%

CONSECO SERIES TRUST(3)
  Balanced Portfolio(4)...................................         .75%       --              .00%            .75%
  Equity Portfolio(4).....................................         .80%       --              .00%            .80%
  Fixed Income Portfolio..................................         .70%       --              .00%            .70%
  Government Securities Portfolio.........................         .70%       --              .00%            .70%

THE ALGER AMERICAN FUND
  Alger American Growth Portfolio.........................         .75%       --              .04%            .79%
  Alger American Leveraged AllCap Portfolio(5)............         .85%       --              .11%            .96%
  Alger American MidCap Growth Portfolio..................         .80%       --              .04%            .84%
  Alger American Small Capitalization Portfolio...........         .85%       --              .04%            .89%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP International........................................        1.50%       --              .00%           1.50%
  VP Value................................................        1.00%       --              .00%           1.00%
  VP Income & Growth......................................         .70%       --              .00%            .70%

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.........         .75%       --              .05%            .80%

DREYFUS STOCK INDEX FUND..................................         .25%       --              .01%            .26%

DREYFUS VARIABLE INVESTMENT FUND
  Disciplined Stock Portfolio.............................         .75%       --              .13%            .88%
  International Value Portfolio...........................        1.00%       --              .29%           1.29%


                                                                                                       TOTAL ANNUAL
                                                                                      OTHER EXPENSES     PORTFOLIO
                                                                                          (AFTER      EXPENSES (AFTER
                                                                                      REIMBURSEMENT    REIMBURSEMENT
                                                             MANAGEMENT      12b-1     FOR CERTAIN      FOR CERTAIN
                                                                FEES         FEES      PORTFOLIOS)      PORTFOLIOS)
                                                            -------------  ---------  --------------  ---------------
FEDERATED INSURANCE SERIES
  Federated High Income Bond Fund II......................         .60%       --              .18%            .78%
  Federated International Equity Fund II(6)...............         .53%       --              .72%           1.25%
  Federated Utility Fund II(6)............................         .68%       --              .25%            .93%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF--High Yield Fund(7).........................         .60%       --              .47%           1.07%
  INVESCO VIF--Equity Income Fund(7)(8)...................         .75%       --              .18%            .93%

LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Equity Portfolio(9)...................         .75%         .25%          .25%           1.25%
  Lazard Retirement Small Cap Portfolio(9)................         .75%         .25%          .25%           1.25%

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST(10)
  Limited Maturity Bond Portfolio.........................         .65%       --              .11%            .76%
  Partners Portfolio......................................         .78%       --              .06%            .84%

STRONG OPPORTUNITY FUND II, INC.
  Opportunity Fund II.....................................        1.00%       --              .16%           1.16%

STRONG VARIABLE INSURANCE FUNDS, INC.
  Strong Mid Cap Growth Fund (11).........................        1.00%       --              .20%           1.20%

VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Fund.....................................        1.00%       --              .15%           1.15%
  Worldwide Emerging Markets Fund(12).....................        1.00%       --              .50%           1.50%
  Worldwide Hard Assets Fund(12)..........................        1.00%       --              .16%           1.16%
  Worldwide Real Estate Fund(12)..........................         .89%       --              .00%            .89%

- ------------------------

     1. Investors Mark Advisors, LLC voluntarily agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. for the year ended December
31, 1998 and will continue this arrangement until April 30, 2000 so that the annual expenses do not exceed the amounts set forth above under "Total Annual Portfolio Expenses" for each Portfolio. Absent such expense reimbursement, the Total Annual Portfolio Expenses for the year ended December 31, 1998 were: 2.89% for the Money Market Portfolio; 1.97% for the Intermediate Fixed Income Portfolio; 1.47% for the Global Fixed Income Portfolio; 2.38% for the Mid Cap Growth Portfolio; 1.59% for the Balanced Portfolio; 1.75% for the Growth & Income Portfolio; 2.29% for the Small Cap Equity Portfolio; 1.66% for the Large Cap Growth Portfolio; and 1.55% for the Large Cap Value Portfolio.



     2. The Funds' investment advisers have agreed to waive their advisory fee and reimburse the Funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of each of the Berger IPT--100 Fund and the Berger IPT--Growth and Income Fund exceed 1.00%, and the normal operating expenses in any fiscal year of the Berger IPT-- Small Company Growth Fund exceed 1.15%, and the normal operating expenses of the Berger/BIAM IPT--International Fund exceed 1.20% of the respective Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the Management Fee for the Berger IPT--100 Fund, Berger IPT--Growth and Income Fund, the Berger IPT--Small Company Growth Fund and the Berger/BIAM IPT-- International Fund would have been .75%, .75%, .90%, and .90% respectively, their Other Expenses would have been: 2.13%, 1.24%, 1.29% and 1.95%, respectively, and their Total Annual Portfolio Expenses would have been 2.88%, 1.99%, 2.19% and 2.85%, respectively.

     3. The expense information in the table has been restated to reflect current fees. Pursuant to a contractual arrangement with the Trust, Conseco Capital Management, Inc., the adviser, has agreed to waive fees and/or reimburse portfolio expenses through 4/30/00, so that the annual operating expenses of each portfolio are limited to the Total Annual Expenses for each respective portfolio, as set forth above. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The total percentages in the above table are after reimbursement. In the absence of expense reimbursement, the total estimated fees and expenses for 1999 would total: 0.97% for the Government Securities Portfolio; 0.89% for the Fixed Income Portfolio; 1.01% for the Balanced Portfolio and 0.95% for the Equity Portfolio.


     4. Conseco Capital Management, Inc., since January 1, 1993, has waived its management fees in excess of the annual rates set forth above. Absent such fee waivers, the management fees would be: .85% for the Balanced Portfolio; and .85% for the Equity Portfolio.

     5. The Alger American Leveraged AllCap Portfolio's "Other Expenses" include .03% of interest expense.

     6. In the absence of a voluntary management fee waiver by Federated Investment Management Company, the Funds' investment adviser, the Management Fee and Total Annual Portfolio Expenses would have been 0.75% and 1.00%, respectively, for Utility Fund II. Absent a voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses by Federated Investment Management Company, the Management Fee, Other Expenses and Total Annual Portfolio Expenses for International Equity Fund II would have been 1.00%, .72% and 1.72%, respectively.

     7. The Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown because its transfer agent and/or custodian fees were reduced under expense offset arrangements. Because of an SEC requirement, the figures shown do not reflect these reductions.

     8. Certain expenses of the Fund are being absorbed voluntarily by INVESCO
Funds Group, Inc. pursuant to a commitment to the Fund.   In the absence of
such absorption, Other Expenses and Total Annual Fund Operating Expenses for the year ended December 31, 1998 were .42% and 1.17%, respectively. This commitment may be changed at any time following consultation with the board of directors.




     9. Lazard Asset Management, Inc., the fund's investment adviser, has voluntarily agreed to reimburse all expenses through December 31, 1999 to the extent total annual portfolio expenses exceed in any fiscal year 1.25% of the Portfolio's average daily net assets. Total annual portfolio expenses prior to waivers and/or reimbursements by the Investment Manager totaled 16.20% for the Lazard Retirement Small Cap Portfolio and 21.32% for the Lazard Retirement Equity Portfolio at December 31, 1998.

     10. Neuberger Berman Advisers Management Trust is divided into portfolios (Portfolios), each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under "Management Fees" include the total of the administration fees paid by the Portfolio and the management fees paid by its corresponding series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding series.

     11. Strong Capital Management, Inc., the investment adviser of the Strong Mid Cap Growth Fund II, has voluntarily agreed to cap the Fund's total operating expenses at 1.20%. The Adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders. Absent the expense reimbursement (cap) arrangement, Other Expenses would have been .55% and Total Annual Portfolio Expenses would have been 1.55%.

     12. Van Eck Associates Corporation (the "Adviser") agreed to assume expenses exceeding 1.50% of the Worldwide Emerging Markets Fund's average daily net assets. Absent this expense reimbursement, Other Expenses would have been 0.61% and Total Portfolio Expenses would have been 1.61%. The Worldwide Hard Assets Fund's Other Expenses were reduced by a fee arrangement based on cash balances left on deposit with the custodian and a directed brokerage arrangement where the Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's expenses. Absent these arrangements, the Other Expenses would have been 0.20% and Total Portfolio Expenses would have been 1.20%. For the Worldwide Real Estate Fund the Adviser agreed to waive its management fees and assume certain expenses for the period January 1, 1998 to February 28, 1998. The Adviser also agreed to assume expenses exceeding 1.00% of the Worldwide Real Estate Fund's average daily net assets for the period March 1, 1998 to December 31, 1998. The Worldwide Real Estate Fund expenses were also reduced by a fee arrangement based on cash balances left on deposit with the custodian and a directed brokerage arrangement where the Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's expenses. Absent these arrangements, the Other Expenses for the Worldwide Real Estate Fund would have been 4.32% and Total Portfolio Expenses would have been 5.32%.

5. DEATH BENEFIT

     The primary purpose of the Policy is to provide Death Benefit protection on the life of the Primary Insured. While the Policy is in force, if the Primary Insured dies, the Beneficiary(ies) will receive the Death Proceeds. The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness.

     The amount of the Death Benefit depends upon:

       * the Specified Amount,

     * Your Policy's Accumulation Value on the date of the Primary Insured's death, and

       * the Death Benefit Option in effect at the time of death.

     The Policy provides two Death Benefit options:

       * a Level Death Benefit, and

       * an Adjustable Death Benefit.

     So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.

     LEVEL DEATH BENEFIT OPTION. The amount of the Death Benefit under the Level Death Benefit Option is the greater of:

    1.  the Specified Amount on the date of death; or

    2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

     ADJUSTABLE DEATH BENEFIT OPTION. The amount of the Death Benefit under the Adjustable Death Benefit Option is the greater of:

     1. the Specified Amount on the date of death plus the Accumulation Value on the date of death; or

     2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

     The applicable percentage is a percentage that is based on the attained Age of the Primary Insured at the beginning of the Policy Year and is equal to the following:

ATTAINED    CORRIDOR     ATTAINED     CORRIDOR
   AGE     PERCENTAGE       AGE      PERCENTAGE
- ---------  -----------  -----------  -----------
  0-40        250%          60          130%
   41         243%          61          128%
   42         236%          62          126%
   43         229%          63          124%
   44         222%          64          122%
   45         215%          65          120%
   46         209%          66          119%
   47         203%          67          118%
   48         197%          68          117%
   49         191%          69          116%
   50         185%          70          115%
   51         178%          71          113%
   52         171%          72          111%
   53         164%          73          109%
   54         157%          74          107%
   55         150%         75-90        105%
   56         146%          91          104%
   57         142%          92          103%
   58         138%          93          102%
   59         134%          94          101%
                          95-100        100%

CHANGE IN DEATH BENEFIT OPTION

     You may change the Death Benefit option after the Policy has been in force for at least one year, subject to the following:

     1.   You must submit an Authorized Request;

     2. once the Death Benefit option has been changed, it cannot be changed again for one year from the date of the change;

     3. if the Level Death Benefit Option is to be changed to the Adjustable Death Benefit Option, You must submit proof satisfactory to Us that the Primary Insured is still insurable;

     4. if the Level Death Benefit Option is changed to the Adjustable Death Benefit Option the resulting Specified Amount can never be less than 50% of the Minimum Specified Amount. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value on the date of change. This decrease will not result in any decrease in Premiums or Surrender Charges; and

     5. if the Adjustable Death Benefit Option is changed to the Level Death Benefit Option, the Specified Amount will be increased by an amount equal to the Accumulation Value on the date of the change. This increase will not result in any increase in Premiums or Surrender Charges.

     Any change in a Death Benefit option will take effect on the Monthly Anniversary Date on or following the date We approve the request for the change.

CHANGE IN SPECIFIED AMOUNT

     You may change the Specified Amount of the Policy effective on any Monthly Anniversary Day after the Policy has been in force at least one year, subject to the following requirements. Once the Specified Amount has been changed, it cannot be changed again for one year from the date of a change.

    SPECIFIED AMOUNT INCREASE.  To increase the Specified Amount You must:

     1.   submit an application for the increase;

     2. submit proof satisfactory to Us that the Primary Insured is an insurable risk; and

     3.   pay any additional Premium which is required.

     The Specified Amount can only be increased before the Primary Insured reaches Age 80. A Specified Amount increase will take effect on the Monthly Anniversary Day on or following the day We approve the application for the increase. The Specified Amount increase must be for at least $10,000. Each increase will have its own Surrender Charge schedule based on the increased issue Age, sex and Rate Class. The Rate Class that applies to any Specified Amount increase may be different from the Rate Class that applies to the Initial Specified Amount. Each increase will have its own cost of insurance rate.

     The  following  changes  will be made to reflect the  increase in Specified
Amount:

     1.   the No-Lapse Monthly Minimum Premium will be increased;

     2. an additional Surrender Charge for the increase in Specified Amount will apply.

     We will furnish You with documentation showing You any change in Rate Class for the Specified Amount increase, the amount of the increase and the additional Surrender Charges.

     SPECIFIED AMOUNT DECREASE. You must request by Authorized Request any decrease in the Specified Amount. The decrease will take effect on the later of:

     1. the Monthly Anniversary Day on or following the day We receive Your request for the decrease; or

     2. the Monthly Anniversary Day one year after the last change in Specified Amount was made.

     A Specified Amount decrease will be used to reduce any previous increases to the Specified Amount which are then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left over after all Specified Amount increases have been reduced to zero, it will be used to reduce the Initial Specified Amount. We will not permit a Specified Amount decrease that would reduce the Specified Amount below the Minimum Specified Amount. The applicable Surrender Charge for the amount of decrease will be deducted from the Accumulation Value.

     The No-Lapse Monthly Minimum Premium will be reduced to reflect the Specified Amount decrease.

GUARANTEED MINIMUM DEATH BENEFIT

     You can elect to have a Guaranteed Minimum Death Benefit Rider added to Your Policy. This rider guarantees that the Death Benefit under Your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit (GMDB) period provided that the GMDB payment requirement has been met.

     The GMDB Period is determined for each issue Age in accordance with the following:

ISSUE AGE                                                     GMDB PERIOD
- -----------------------------------------------------------  -------------
20-35......................................................    25 years
36-50......................................................    to age 60
51-55......................................................    10 years
56-59......................................................    to age 65

     There is no separate charge for this rider but in order to have the GMDB provided by the rider You must pay a certain level of Premiums each month which is greater than the No-Lapse Monthly Minimum Premium. The GMDB payment requirement is that the sum of all premiums paid less any partial surrenders and less any Indebtedness are at least as large as the sum of the GMDB monthly Premiums since the Policy Date. The payment requirement for the GMDB rider must be met on each Monthly Anniversary Day even though Premiums do not need to be paid monthly. The GMDB Monthly Premium is determined by the Primary Insured's issue Age, sex and Rate Class and includes all rider costs. Ask Your registered representative for the particulars to Your own situation.

ACCELERATED DEATH BENEFIT

     If the Primary Insured is terminally ill, under the Accelerated Death Benefit rider, We will pre-pay a portion of the Death Benefit. You may elect to have an Accelerated Death Benefit. You can only elect this benefit one time, regardless of the amount You selected. No premium is charged for this rider.

     You can choose an amount between 10% and 50% of the Specified Amount. The maximum benefit amount is the greater of $250,000 and 10% of the Specified Amount. The remaining amount of the Specified Amount in Your Policy must be at least equal to 50% of the Minimum Specified Amount.

     Benefits as specified under the Policy will be reduced upon receipt of an Accelerated Death Benefit amount. If you receive an Accelerated Death Benefit amount, it may be taxable. You should contact Your personal tax or financial adviser for specific information.

     After an Accelerated Death Benefit payment is made, the Policy will remain in force and reduced Premiums will be payable. The Policy's Specified Amount, Accumulation Value and Surrender Charge will be reduced by the percentage of the requested portion of the available amount as specified in the rider. Any outstanding Loan will be reduced by the portion of the Loan and repaid by the same percentage as the Accelerated Death Benefit percentage as described in the rider.

     The receipt of an Accelerated Death Benefit amount may adversely affect the
recipient's   eligibility   for  Medicaid  or  other   government   benefits  or
entitlements.

     The amount available will be reduced by an interest charge and any repayment of Indebtedness. The interest charge is based on the same interest charge that is used to determine loans.

6. TAXES

     NOTE: BMA has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any person. You should consult your own tax adviser about your own circumstances. BMA has included an additional discussion regarding taxes in Part II.

LIFE INSURANCE IN GENERAL

     Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

     Simply stated, these rules provide that You will not be taxed on the earnings on the money held in Your life insurance policy until You take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the Primary Insured. Estate taxes may apply.

TAKING MONEY OUT OF YOUR POLICY

     You, as the Owner, will not be taxed on increases in the value of Your Policy until a distribution occurs either as a surrender or as a loan. If Your Policy is a Modified Endowment Contract (MEC) any loans or withdrawals from the Policy will be treated as first coming from earnings and then from Your investment in the Policy. Consequently, these earnings are included in taxable income.

     The Internal Revenue Code also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

     (1)  paid on or after the taxpayer reaches age 59 1/2;

     (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

     (3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

     If Your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore any loan will be treated as indebtedness under the Policy and not as a taxable distribution. See "Federal Tax Status" in
Part II for more details.

DIVERSIFICATION

     The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

     Under current Federal tax law, it is unclear as to the circumstances under which You, because of the degree of control You exercise over the underlying investments, and not Us would be considered the Owner of the shares of the Investment Options. If You are considered the Owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent Owners are permitted to select Investment Options, to make transfers among the Investment Options or the number and type of Investment Options Owners may select from. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that You, as the Owner of the Policy, could be treated as the Owner of the Investment Options. Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

7. ACCESS TO YOUR MONEY

LOANS

     We will loan You money while the Policy is in force and not in a Grace Period. The Policy will be the sole security for the loan. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than six months.

     The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If You desire other than the above, You may specify the specific Investment Option from which the transfer is to be made.

     Any Indebtedness will be deducted from any amount payable under the Policy.

     No new loan may be taken which, in combination with existing loans and accrued interest, is greater than the Loan Value.

     EFFECT OF A LOAN. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy Loan, whether or not unpaid, will have a permanent effect on the death benefits and Policy values, because the amount of the Policy Loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy Loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy Loan. Furthermore, if not repaid, the Policy Loan will reduce the amount of Death Benefit and Cash Surrender Value.

     LOAN VALUE. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the BMA Service Center less:

     (a) an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full;

     (b) any existing Indebtedness;

     (c) interest on all Indebtedness on the Policy to the next Policy Anniversary; and

     (d) prior to the ninth Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or on or after the ninth Policy Month, an amount equal to the sum of the next three Monthly Deductions.


     LOAN INTEREST (CHARGED). You must pay interest in advance on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate which is shown on Your Policy Schedule. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the date of the loan.

     If you do not pay loan interest, we will transfer the difference between the value of the Loan Account and the Indebtedness from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

     INTEREST CREDITED. The Accumulation Value in the Loan Account will earn interest at a rate not less than 4%. For Policy Years 11 and after, the Accumulation Value in the Loan Account will earn interest at the Loan Interest Rate.

     LOAN REPAYMENT. You may repay loans at any time while the Policy is in force. There is no minimum loan repayment amount. The amount equivalent to a loan repayment will be deducted from the Loan Account and allocated to the originating Investment Options and the Fixed Account in the same percentage as was used for the transfers to the Loan Account.

     AMOUNTS RECEIVED BY US WILL BE APPLIED AS PREMIUMS UNLESS WE ARE OTHERWISE INSTRUCTED TO APPLY SUCH AMOUNTS AS REPAYMENT OF THE LOAN.

     TERMINATION FOR MAXIMUM INDEBTEDNESS. The Policy will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after We send notice of the termination to Your last known address and the last known address of any assignee of record. A termination of the Policy with a loan outstanding may have Federal income tax consequences. (See Part II--Federal Tax Status--Tax Treatment of Loans and Surrenders).

SURRENDERS

     TOTAL SURRENDER. You may terminate the Policy at any time by submitting an Authorized Request to the BMA Service Center. We will pay the Cash Surrender Value to You as of the Business Day the Authorized Request is received in good order and Our liability under the Policy will cease. We may assess a Surrender Charge.

     PARTIAL SURRENDER. After the first Policy Year, You may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the BMA Service Center. All partial surrenders are subject to the following:


     1.   A partial surrender must be for at least $250.

     2. Unless You specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options. The Surrender Charge and the Partial Surrender Charge are also deducted from the Accumulation Value. You may specify if a different allocation method is to be used. However the proportion to be taken from the Fixed Account may never be greater than the Fixed Account's proportion of the total unloaned Accumulation Value.

     3. You cannot replace the surrendered Cash Surrender Value. Unlike a loan repayment, all additional deposits will be considered Premium and subject to the premium charge.

     4. Upon a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect. The Specified Amount will not be reduced if the Adjustable Death Benefit Option is in effect. The Specified Amount will be reduced by the amount of the partial surrender if the Policy is not in corridor. (A Policy is in corridor if the Accumulation Value exceeds certain specified percentages as set forth in the Internal Revenue Code.)

     5. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, or reduce the remaining Cash Surrender Value below $500.

     6. We may assess a pro-rata portion of the Surrender Charge for any amount by which the Specified Amount is reduced. We may also assess a Partial Surrender Fee.

8. OTHER INFORMATION

BMA

     Business Men's Assurance Company of America ("BMA" or the "Company"), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108 was incorporated on
July 1, 1909 under the laws of the state of Missouri. BMA is licensed to do business in the District of Columbia, Puerto Rico and all states except New York. BMA operates as a reinsurer in the state of New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

YEAR 2000

     Some of BMA's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

     BMA has developed a plan to modify its information technology to be ready for the year 2000. BMA has corrected its mission critical data processing systems so they correctly handle year 2000 and subsequent dates. BMA currently expects the portion of this project dealing with non-mission critical systems to be complete by September 30, 1999. Based on this plan, BMA does not believe that the costs to complete such system modifications or replacement will be material to BMA.

THE SEPARATE ACCOUNT

     We have established a separate account, BMA Variable Life Account A (Separate Account), to hold the assets that underlie the Policies.

     The assets of the Separate Account are being held in Our name on behalf of the Separate Account and legally belong to Us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business We may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other Policies We may issue.

DISTRIBUTORS

     Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108 and Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032 act as the co-distributors of the Policies. Jones & Babson, Inc. and Conseco Equity Sales, Inc. will each distribute the Policy in different markets through their own distribution systems. Jones & Babson, Inc. was organized under the laws of the state of Missouri on February 23, 1959. Conseco Equity Sales, Inc. was organized under the laws of the state of Texas on July 12, 1965. Jones & Babson, Inc., and Conseco Equity Sales, Inc. are both members of the National Association of Securities Dealers, Inc. Jones & Babson, Inc. is a wholly owned subsidiary of BMA. Conseco Equity Sales, Inc. is not affiliated with BMA.

     The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for BMA, are also National Association of Securities Dealers (NASD) registered representatives. These persons will receive compensation for this sale.

     BMA has entered into a reinsurance arrangement with Conseco Variable Insurance Company ("Conseco Variable") whereby Conseco Variable will reinsure a portion of the risks associated with the Policy. Conseco Equity Sales, Inc. is an affiliate of Conseco Variable.

ADMINISTRATION

     We have hired NAVISYS (formerly GENELCO, Incorporated), 9735 Landmark Parkway Drive, St. Louis, Missouri to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between BMA and NAVISYS.

SUSPENSION OF PAYMENTS OR TRANSFERS

     We may be required to suspend or postpone any payments or transfers involving an Investment Option for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or BMA cannot reasonably value the shares of the Investment Options;

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

     We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the Fixed Account for not more than six months.

OWNERSHIP

     OWNER. You, as the Owner of the Policy, have all of the rights under the Policy. If You die while the Policy is still in force and the Primary Insured is living, ownership passes to a successor Owner or if none, then Your estate becomes the Owner.

     JOINT OWNER. The Policy can be owned by Joint Owners. Authorization of both Joint Owners is required for all Policy changes except for telephone transfers.

     BENEFICIARY. The Beneficiary is the person(s) or entity You name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, You can change the Beneficiary at any time before the insured dies. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

     ASSIGNMENT. You can assign the Policy.

                                    PART II

                    EXECUTIVE OFFICERS AND DIRECTORS OF BMA

     As of May 1, 1999 the directors and executive officers of BMA and their business experience for the past five years are as follows:

NAME AND PRINCIPAL                                       POSITIONS AND OFFICES WITH DEPOSITOR AND
BUSINESS ADDRESS *                                     BUSINESS EXPERIENCE FOR THE PAST FIVE YEARS
- ---------------------------------------  ------------------------------------------------------------------------
Giorgio Balzer                           Director, Chairman of the Board and Chief Executive Officer of BMA; U.S.
                                         Representative--Generali--US Branch.

Robert Thomas Rakich                     Director, President and Chief Operating Officer of BMA from 1995 to present; President and Chief Executive Officer, Laurentian Capital
                                         Corp., 1988 to October, 1995.

Dennis Keith Cisler                      Senior Vice President--Information Systems of BMA from 1991--present.

David Lee Higley                         Senior Vice President and Chief Financial Officer of BMA from
                                         1989--present.

Stephen Stanley Soden                    Senior Vice President--Financial Group from 1994 to present; President &
                                         Executive Vice President from 1985 to 1996, BMA Financial Services, Inc.

Michael Kent Deardorff                   Senior Vice President--Marketing BMA Financial Group from 1996-- present; Vice
                                         President Annuity from 1994 to 1996; Vice President--Advance Markets from 1990 to 1994.

James Evan Kilmer                        Vice President of BMA--Taxes.

Edward Scott Ritter                      Senior Vice President--Insurance Services, Corporate Development & Communications
                                         of BMA from 1998 to present; Vice President from 1990 to 1998.

David Allen Gates                        Vice President and General Counsel of BMA from 1998 to present;
                                         Regulatory Affairs Vice President from 1991 to 1998.

Martin Jefferson Fuller                  Senior Vice President--Workplace Benefits of BMA from 1996 to present; Vice President--Sales Employee Benefits Division from 1993 to
                                         1996.

NAME AND PRINCIPAL                                       POSITIONS AND OFFICES WITH DEPOSITOR AND
BUSINESS ADDRESS *                                     BUSINESS EXPERIENCE FOR THE PAST FIVE YEARS
- ---------------------------------------  ------------------------------------------------------------------------
Robert Noel Sawyer                       Director since 1997, Senior Vice President and Chief Investment Officer
                                         of BMA from 1990 to present.

Vernon Wirt Voorhees II                  Director since 1995, Senior Vice President--Corporate Services and
                                         Secretary of BMA 1990 to present; Senior Vice President-- Finance
                                         1983-1990.

Margaret Mary Heidkamp                   Vice President--Operations, Variable and Asset Accumulation Products of BMA
                                         from 1998 to present; Vice President, Management Services from 1986 to
                                         1998.

Jay Brian Kinnamon                       Vice President and Corporate Actuary of BMA from 1991 to present.

Susan Annette Sweeney                    Vice President--Treasurer & Controller of BMA from 1995 to present;
                                         Chief Financial Officer--Dean Machinery 1995; Manager of
                                         Finance--Jackson County, Missouri from 1991 to 1995.

Gerald Wayne Selig                       Vice President and Actuary--Accumulation Products of BMA from 1998 to present; Actuary--Accumulation Products from 1996 to 1998;
                                         Actuary--Qualified Plan Services from 1989 to 1996.

Thomas Morton Bloch                      Director of BMA since 1993; Teacher, St. Francis Xavier School from
                                         August 1995 to present; President and Chief Executive Officer--H & R
                                         Block, Inc. until 1995.

Gianguido Castagno                       Director of BMA since 1990; Vice President--Head of Valuations
                                         Department--Assicurazioni Generali, S.p.A., Trieste, Italy; Vice
                                         President--Head of Corporate Operations Control Department to December
                                         1997--Assicurazioni Generali.

William Thomas Grant II                  Director of BMA since 1990; President and Chief Executive Officer,
                                         Chairman of the Board--LabOne, from 1997 to present; Chairman and Chief
                                         Executive Officer Seafield Capital Corporation from 1993 to 1997.

Donald Joyce Hall, Jr.                   Director of BMA since 1990; Hallmark Vice President-- Creative--Hallmark
                                         Cards, Inc.; Hallmark Vice President-- Product Development--Hallmark;
                                         Hallmark Vice President-- Creative--Hallmark; General
                                         Manager--Keepsakes--Hallmark; Executive Assistant to Executive Vice
                                         President--Hallmark; Director, Specialty Store Development--Hallmark.

Allan Drue Jennings                      Director of BMA since 1990; Chairman of the Board, President and Chief
                                         Executive Officer--Kansas City Power & Light Company.

David Woods Kemper                       Director of BMA since 1991; Chairman of the Board, President and Chief
                                         Executive Officer--Commerce Bancshares, Inc.

Giorgio Liveris                          Director of BMA since 1992; Head of Life Branch-- Assicurazioni
                                         Generali, S.p.A., Trieste, Italy.

John Kessander Lundberg                  Director of BMA since 1990; Retired.

NAME AND PRINCIPAL                                       POSITIONS AND OFFICES WITH DEPOSITOR AND
BUSINESS ADDRESS *                                     BUSINESS EXPERIENCE FOR THE PAST FIVE YEARS
- ---------------------------------------  ------------------------------------------------------------------------
John Pierre Mascotte                     Director of BMA since 1990; President and Chief Executive Officer--Blue
                                         Cross Blue Shield of Kansas City, Chairman-- Johnson & Higgins of
                                         Missouri, Inc.; Chairman and Chief Executive Officer--The Continental
                                         Corporation.

Giovanni Perissinotto                    Director of BMA since 1990; Manager of the Accounting and Investment
                                         Department--Assicurazioni Generali, S.p.A., Trieste, Italy; General
                                         Manager--Assicurazioni Generali--1997; Deputy General Manager,
                                         Assicurazioni Generali--1996; Manager of the Accounting and Investment
                                         Department--Assicurazioni Generali--1995; Joint Manager of the
                                         Accounting and Investment Department--Assicurazioni Generali--1993.

- ------------------------

* Principal business address is BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108-3306.

                 OFFICERS AND DIRECTORS OF JONES & BABSON, INC.

     As of May 1, 1999, the following are the officers and directors of Jones & Babson, Inc. and their position with Jones & Babson, Inc.

NAME AND PRINCIPAL
BUSINESS ADDRESS *                                          POSITION WITH JONES & BABSON, INC.
- ---------------------------------------  ------------------------------------------------------------------------
Larry D. Armel                           President, Director and Chief Executive Officer

P. Bradley Adams                         Vice President, Chief Financial Officer and Treasurer

William G. Cooke                         Chief Compliance Officer

Martin A. Cramer                         Legal and Regulatory Affairs-Vice President and Secretary

Constance B. Martin                      Assistant Vice President

Stephen S. Soden                         Chairman of the Board and Director

Giorgio Balzer                           Director

Robert T. Rakich                         Director

Edward S. Ritter                         Director

Robert N. Sawyer                         Director

Vernon W. Voorhees II                    Director

- ------------------------

* Principal business address is 700 Karnes Boulevard, Kansas City, Missouri 64108-3306.

              OFFICERS AND DIRECTORS OF CONSECO EQUITY SALES, INC.

     As of May 1, 1999, the following are the officers and directors of Conseco Equity Sales, Inc. and their position with Conseco Equity Sales, Inc.

NAME AND PRINCIPAL
BUSINESS ADDRESS *                                       POSITION WITH CONSECO EQUITY SALES, INC.
- ---------------------------------------  ------------------------------------------------------------------------
L. Gregory Gloeckner                     President and Director

William P. Kovacs                        Vice President, Senior Counsel, Secretary and Director

James S. Adams                           Senior Vice President, Treasurer and Director

William T. Devanney, Jr.                 Senior Vice President, Corporate Taxes

Christene H. Darnell                     Vice President, Management Reporting

Donald B. Johnston                       Vice President, National Sales Director

Christine E. Monical                     Second Vice President and Assistant General Counsel

- ------------------------

* Principal business address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

                                     VOTING

     In accordance with Our view of present applicable law, We will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which We have not received instructions in the same proportion as We vote shares for which We have received instructions. We will vote shares We own in the same proportion as We vote shares for which We have received instructions. The funds do not hold regular meetings of shareholders.

     If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of these laws should change, and as a result We determine that it is permitted to vote the shares of the funds in Our own right, We may elect to do so.

     The voting interests of the Owner in the funds will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy which is allocated to an Investment Option on the record date. Fractional votes are counted.

     We will determine the number of shares which a person has a right to vote as of the date to be chosen by Us not more than sixty (60) days prior to the meeting of the fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

     Each Owner having such a voting interest will receive periodic reports relating to the Investment Options in which he or she has an interest, proxy material and a form with which to give such voting instructions.

     DISREGARD OF VOTING INSTRUCTIONS. We may, when required to do so by state insurance authorities, vote shares of the funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Option.

     We may also disapprove changes in the investment policy initiated by Owners or trustees of the funds, if such disapproval is reasonable and is based on a good faith determination by Us that the change would violate state or federal law or the change would not be consistent with the investment objectives of the Investment Options or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by Us or of an affiliated company. In the event We disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to Owners.

                                 LEGAL OPINIONS

     Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.

                  REDUCTION OR ELIMINATION OF SURRENDER CHARGE

     We may reduce or eliminate the amount of the Surrender Charge on the Policies when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine whether the Surrender Charge will be reduced after We examine all the relevant factors such as:

     1. We will consider the size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Policies with fewer sales contacts.

     2. We will consider the total amount of Premiums to be received. Per Policy sales expenses are likely to be less on larger Premium payments than on smaller ones.

     3. We will consider any prior or existing relationship with Us. Per Policy sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Policy with fewer sales contacts.

     4. There may be other circumstances, of which We are not presently aware, which could result in reduced sales expenses.

     If, after consideration of the foregoing factors, We determine that there will be a reduction in sales expenses, We may provide for a reduction or elimination of the Surrender Charge.

     We may eliminate the Surrender Charge when the Policies are issued to an officer, director or employee of BMA or any of Our affiliates. In no event will any reduction or elimination of the Surrender Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

                               NET AMOUNT AT RISK

     LEVEL DEATH BENEFIT. For the Level Death Benefit Option, the Net Amount at Risk is the greater of:

     1.   the Specified Amount divided by 1.0032737 less the Accumulation Value;
          and

     2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in Part I Section 5 Death Benefit) divided by 1.0032737, less the Accumulation Value.

     ADJUSTABLE DEATH BENEFIT OPTION. For the Adjustable Death Benefit Option, the Net Amount at Risk is the greater of:

     1. the Specified Amount plus the Accumulation Value divided by 1.0032737, less the Accumulation Value, and

     2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage divided by 1.0032737, less the Accumulation Value.

                                 MATURITY DATE

     The Policy provides that We will pay the Accumulation Value of the Policy, less Indebtedness, to You on the Maturity Date if the Primary Insured is then living. Unless an extension is requested, the Maturity Date will be the Policy Anniversary Date nearest the Primary Insured's 100th birthday.

     At any time within the twelve calendar months prior to the Maturity Date, You may request that the Maturity Date be extended through the Extension of Maturity Date Rider. If We received Your written request prior to the Maturity Date and all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date that We receive Your request to surrender the Policy.

     No rider will be extended past the original Policy Maturity Date.

     Once the Maturity Date extension is in place, the Death Benefit will be the Accumulation Value, less any Indebtedness. The Monthly Deduction will no longer be deducted and no new Premiums will be accepted. Interest or loans, if any, will continue to accrue and will be added to the total Indebtedness.

    Loan repayments will be accepted.

    There is no charge for this rider.

                           MISSTATEMENT OF AGE OR SEX

     The age of the Primary Insured is the Age nearest the Primary Insured's birthday on the Policy Date or Policy Anniversary. We determine this from the date of birth shown in the application. If the date of birth or sex shown on the Policy Schedule is not correct, we will adjust the Death Benefit to that which would be purchased by the most recent cost of insurance charge at the correct date of birth and sex.

                              OUR RIGHT TO CONTEST

     We cannot contest the validity of the Policy except in the case of fraud after it has been in effect during the Primary Insured's lifetime for two years from the Policy Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the Primary Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to Premiums paid less loans and less any surrenders.

                                PAYMENT OPTIONS

    The Death Proceeds may be paid in a lump sum or may be applied to one of the following Payment Options:

    Option 1--Life Annuity

    Option 2--Life Annuity with 120 or 240 Monthly Annuity Payments Guaranteed

    Option 3--Joint and Last Survivor Annuity

    Option 4-- Joint and Last Survivor Annuity with 120 or 240 Monthly Annuity
              Payments Guaranteed.

     You or the Beneficiary can select to have the Payment Options payable on either a fixed or variable basis.

                               FEDERAL TAX STATUS

     NOTE: The following description is based upon Our understanding of current federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers.

It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.



     INTRODUCTION. The discussion in this prospectus is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, this discussion is based upon Our understanding of current Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current Federal income tax laws or of the current interpretations by the Internal Revenue Service.


     BMA is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from BMA and its operations form a part of BMA.

     DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

     On March 2, 1989, the Treasury  Department issued Regulations  (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

     (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

     (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

     (iii)no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

     (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

     The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

     BMA intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the Owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of Owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy Owner was not the Owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the Owner of the assets of the Separate Account.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the Owner of the assets of the Separate Account.

     Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

     TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires the use of reasonable mortality and other expense charges. In establishing these charges, BMA has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

     While BMA has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with BMA's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

     POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, BMA believes that the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

     Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary.

     TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

     Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

     Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

     If the Policy is classified as a MEC, then surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the termination of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:


     (1)  made on or after the date on which the taxpayer reaches age 59 1/2;

     (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

     (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

     If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

     Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

     Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer to the extent the indebtedness for such employee, officer or financially interested person exceeds $50,000. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

     You should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

     MULTIPLE POLICIES. The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

     TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the Owner of Your Policy.

     QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

     INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Owner are subject to federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient.

                               REPORTS TO OWNERS

     We will at a minimum send to each Owner semi-annual and annual reports of the Investment Options. Within 30 days after each Policy Anniversary, an annual statement will be sent to each Owner. We may elect to send these more often. The statement will show:

     * the current amount of Death Benefit payable under the Policy,

     * the current Accumulation Value,

     * the current Cash Surrender Value,

     * current Loans and

     * all transactions previously confirmed.

     The statement will also show Premiums paid and all charges deducted during the Policy Year.

     Confirmations will be mailed to Policy Owners within seven days of the transaction of:

     (a)  the receipt of Premium;

     (b)  any transfer between Investment Options;

     (c)  any loan, interest repayment, or loan repayment;

     (d)  any surrender;

     (e)  exercise of the free look privilege; and

     (f)  payment of the Death Benefit under the Policy.

    Upon request You are entitled to a receipt of Premium payment.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account or the Co-Distributors are a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

                                    EXPERTS

     The financial statements of BMA Variable Life Account A at December 31, 1998 and for the period from December 1, 1998 (inception) to December 31, 1998, and the consolidated financial statements of Business Men's Assurance Company of America at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS


The financial statements of the Separate Account and BMA follow.

                              FINANCIAL STATEMENTS

                          BMA VARIABLE LIFE ACCOUNT A

                    Period from December 1, 1998 (inception)
                              to December 31, 1998
                      with Report of Independent Auditors

                          BMA VARIABLE LIFE ACCOUNT A

                              FINANCIAL STATEMENTS

         Period from December 1, 1998 (inception) to December 31, 1998

Contents                                                                    Page
--------                                                                    ----
Report of Independent Auditors.............................................   1

Audited Financial Statements

Statement of Assets and Liabilities........................................   2
Statement of Operations and Changes in Net Assets..........................   4
Notes to Financial Statements..............................................   8

                        REPORT OF INDEPENDENT AUDITORS

The Contract Owners of BMA Variable Life
Account A and The Board of Directors of
Business Men's Assurance Company of America

   We have audited the accompanying statement of assets and liabilities of BMA Variable Life Account A (the Account) as of December 31, 1998, and the related statements of operations and changes in net assets for the period from December 1, 1998 (inception) to December 31, 1998. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMA Variable Life Account A at December 31, 1998, and the results of its operations and changes in net assets for the period from December 1, 1998 (inception) to December 31, 1998, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP
Kansas City, Missouri
February 5, 1999

                          BMA VARIABLE LIFE ACCOUNT A

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998

                                                     Number              Balance
                                                       of   Share         Sheet
                                                     Shares Value  Cost  Amount
                                                     ------ ----- ------ -------
Assets
Investments (Notes 1 and 3):
 Investors Mark Series Fund, Inc.:
   Balanced........................................    110  $8.88 $1,049 $   976
   Growth and Income...............................     89  11.53  1,011   1,029
   Large Cap Value.................................    101   9.88  1,028     998
   Small Cap Equity................................    132   8.14  1,000   1,073
   Large Cap Growth................................     82  12.90  1,001   1,061
   Intermediate Fixed Income.......................    101   9.95  1,060   1,000
   Mid Cap Equity..................................     95  11.11  1,010   1,058
   Money Market....................................  1,000   1.00  1,000   1,000
   Global Fixed Income.............................    101   9.92  1,083   1,003
 Berger Institutional Products Trust:
   100 Fund........................................     83  12.89  1,002   1,069
   Growth and Income Fund..........................     66  16.63  1,007   1,093
   Small Company Growth Fund.......................     92  12.28  1,000   1,134
   International Fund..............................     95  11.21  1,015   1,061
 Conseco Series Trust:
   Asset Allocation Portfolio......................     77  13.67  1,008   1,048
   Common Stock Portfolio..........................     52  21.59  1,001   1,100
   Corporate Bond Portfolio........................    100  10.05  1,005   1,001
   Government Securities Portfolio.................     82  12.15  1,004     996
 The Alger American Fund:
   Growth Portfolio................................     21  53.22  1,000   1,102
   Leveraged AllCap Portfolio......................     33  34.90  1,000   1,138
   MidCap Growth Portfolio.........................     39  28.87  1,000   1,118
   Small Capitalization Portfolio..................     25  43.97  1,000   1,114
 American Century Variable Portfolios, Inc.:
   VP Income and Growth............................    155   6.78  1,005   1,048
   VP International................................    142   7.62  1,000   1,079
   VP Value........................................    147   6.73  1,000     993
 Dreyfus Socially Responsible Growth Fund, Inc.....     34  31.08  1,005   1,061
 Dreyfus Stock Index Fund..........................     32  32.52  1,004   1,047
 Dreyfus Variable Investment Fund:
   Disciplined Stock Fund..........................     46  22.95  1,005   1,061
   International Value Portfolio...................     77  13.45  1,080   1,034
 Federated Insurance Series:
   High-Income Bond Fund II........................     91  10.92  1,000     997
   International Equity Fund II....................     71  15.39  1,000   1,094
   Utility Fund II.................................     68  15.27  1,000   1,032
 Invesco Variable Investment Funds:
   High-Yield Portfolio............................     88  11.32  1,104     993
   Industrial Income Portfolio.....................     55  18.61  1,052   1,026
 Lazard Retirement Series, Inc.:
   Retirement Equity Portfolio.....................     95  11.05  1,004   1,047
   Retirement Small Cap Portfolio..................    107   9.52  1,000   1,019
 Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio.................     72  13.82  1,000     999
   Partners Portfolio..............................     54  18.93  1,000   1,019
 Strong Opportunity Fund II, Inc...................     48  21.72  1,002   1,043
 Strong Variable Insurance Funds, Inc.:
   Growth Fund II..................................     70  16.02  1,000   1,126
 Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund.............................     82  12.28  1,000   1,011
   Worldwide Emerging Markets Fund.................    144   7.12  1,000   1,023
   Worldwide Hard Assets Fund......................    108   9.20  1,000     989
   Worldwide Real Estate Fund......................    106   9.54  1,000   1,013
                                                                         -------
      Total Assets.................................                      $44,926
                                                                         =======

             Liabilities and net assets
Liabilities..........................................                    $    --
                                                       Number of  Unit
                                                         Units    Value  Amount
                                                       --------- ------- -------
Net assets are represented by (Note 3):
 Accumulation units:
   Investors Mark Series Fund, Inc.:
     Balanced........................................     100    $9.7593     976
     Growth and Income...............................     100    10.3205   1,029
     Large Cap Value.................................     100    10.0173     998
     Small Cap Equity................................     100    10.7437   1,073
     Large Cap Growth................................      99    10.7032   1,061
     Intermediate Fixed Income.......................     100    10.0183   1,000
     Mid Cap Equity..................................      99    10.6526   1,058
     Money Market....................................     100    10.0343   1,000
     Global Fixed Income.............................     100    10.0270   1,003
   Berger Institutional Products Trust:
     100 Fund........................................      99    10.7846   1,069
     Growth and Income Fund..........................      98    11.1016   1,093
     Small Company Growth Fund.......................     100    11.3646   1,134
     International Fund..............................     103    10.3073   1,061
   Conseco Series Trust:
     Asset Allocation Portfolio......................      99    10.5724   1,048
     Common Stock Portfolio..........................      98    11.1898   1,100
     Corporate Bond Portfolio........................     100    10.0411   1,001
     Government Securities Portfolio.................     100     9.9868     996
   The Alger American Fund:
     Growth Portfolio................................      98    11.2137   1,102
     Leveraged AllCap Portfolio......................      98    11.6450   1,138
     MidCap Growth Portfolio.........................      99    11.2554   1,118
     Small Capitalization Portfolio..................      99    11.2744   1,114
   American Century Variable Portfolios, Inc.:
     VP Income and Growth............................      99    10.5982   1,048
     VP International................................     102    10.5394   1,079
     VP Value........................................     100     9.9556     993
   Dreyfus Socially Responsible Growth Fund, Inc.....      98    10.7907   1,061
   Dreyfus Stock Index Fund..........................      99    10.5782   1,047
   Dreyfus Variable Investment Fund:
     Disciplined Stock Fund..........................      99    10.7245   1,061
     International Value Portfolio...................     101    10.2246   1,034
   Federated Insurance Series:
     High-Income Bond Fund II........................     100     9.9726     997
     International Equity Fund II....................     101    10.7924   1,094
     Utility Fund II.................................     100    10.3596   1,032
   Invesco Variable Investment Funds:
     High-Yield Portfolio............................     100     9.9193     993
     Industrial Income Portfolio.....................      99    10.3350   1,026
   Lazard Retirement Series, Inc.:
     Retirement Equity Portfolio.....................     100    10.4609   1,047
     Retirement Small Cap Portfolio..................     100    10.1725   1,019
   Neuberger & Berman Advisors Management Trust:
     Limited Maturity Bond Portfolio.................     100    10.0145     999
     Partners Portfolio..............................     100    10.2380   1,019
   Strong Opportunity Fund II, Inc...................     100    10.4636   1,043
   Strong Variable Insurance Funds, Inc.:
     Growth Fund II..................................     100    11.3056   1,126
   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund.............................     100    10.1572   1,011
     Worldwide Emerging Markets Fund.................     102    10.0707   1,023
     Worldwide Hard Assets Fund......................     101     9.7665     989
     Worldwide Real Estate Fund......................     101    10.0633   1,013
                                                                         -------
      Net assets.....................................                     44,926
                                                                         -------
      Total liabilities and net assets...............                    $44,926
                                                                         =======

                            See accompanying notes.

                          BMA VARIABLE LIFE ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

         Period from December 1, 1998 (inception) to December 31, 1998

                                                                                                              Berger
                                                                                                           Institutional
                                            Investors Mark Series Fund, Inc.                              Products Trust
                  ------------------------------------------------------------------------------------  -------------------
                                                                    Intermediate                Global             Growth
                           Growth and Large Cap Small Cap Large Cap    Fixed     Mid Cap Money  Fixed            and Income
                  Balanced   Income     Value    Equity    Growth      Income    Equity  Market Income  100 Fund    Fund
                  -------- ---------- --------- --------- --------- ------------ ------- ------ ------  -------- ----------
Investment
 income.........   $  49     $   11     $  28    $    1    $    1      $   60    $   10  $   -- $   83   $    2    $    7
Expenses (Note
 2):
 Mortality,
  expense and
  administrative
  charges.......     --         --        --        --        --          --        --      --     --       --        --
                   -----     ------     -----    ------    ------      ------    ------  ------ ------   ------    ------
Net investment
 income.........      49         11        28         1         1          60        10     --      83        2         7
Net realized
 gains on
 investments....     --         --        --        --        --          --        --      --     --       --        --
Unrealized
 appreciation
 (depreciation)
 on investments      (73)        18       (30)       72        60         (60)       48     --     (80)      67        86
                   -----     ------     -----    ------    ------      ------    ------  ------ ------   ------    ------
Net realized and
 unrealized gain
 (loss) on
 investments....     (73)        18       (30)       72        60         (60)       48     --     (80)      67        86
Net increase
 (decrease) in
 net assets
 resulting from
 operations          (24)        29        (2)       73        61         --         58     --       3       69        93
Variable annuity
 deposits (Notes
 2 and 3).......   1,000      1,000     1,000     1,000     1,000       1,000     1,000   1,000  1,000    1,000     1,000
                   -----     ------     -----    ------    ------      ------    ------  ------ ------   ------    ------
Net increase....     976      1,029       998     1,073     1,061       1,000     1,058   1,000  1,003    1,069     1,093
Net assets at
 beginning of
 period.........     --         --        --        --        --          --        --      --     --       --        --
                   -----     ------     -----    ------    ------      ------    ------  ------ ------   ------    ------
Net assets at
 end of period..   $ 976     $1,029     $ 998    $1,073    $1,061      $1,000    $1,058  $1,000 $1,003   $1,069    $1,093
                   =====     ======     =====    ======    ======      ======    ======  ====== ======   ======    ======

                          BMA VARIABLE LIFE ACCOUNT A

         Period from December 1, 1998 (inception) to December 31, 1998

                  Berger Institutional
                     Products Trust               Conseco Series Trust                      The Alger American Fund
                  --------------------- ----------------------------------------- --------------------------------------------
                   Small
                  Company                 Asset     Common   Corporate Government           Leveraged  MidCap       Small
                  Growth  International Allocation   Stock     Bond    Securities  Growth    AllCap    Growth   Capitalization
                   Fund       Fund      Portfolio  Portfolio Portfolio Portfolio  Portfolio Portfolio Portfolio   Portfolio
                  ------- ------------- ---------- --------- --------- ---------- --------- --------- --------- --------------
Investment
 income.........  $  --      $   15       $    8    $    1    $    5     $   4     $  --     $  --     $  --        $  --
Expenses (Note
 2):
 Mortality,
  expense and
  administrative
  charges.......     --         --           --        --        --        --         --        --        --           --
                  ------     ------       ------    ------    ------     -----     ------    ------    ------       ------
Net investment
 income.........     --          15            8         1         5         4        --        --        --           --
Net realized
 gains on
 investments....     --         --           --        --        --        --         --        --        --           --
Unrealized
 appreciation
 (depreciation)
 on
 investments....     134         46           40        99        (4)       (8)       102       138       118          114
                  ------     ------       ------    ------    ------     -----     ------    ------    ------       ------
Net realized and
 unrealized gain
 (loss) on
 investments....     134         46           40        99        (4)       (8)       102       138       118          114
Net increase
 (decrease) in
 net assets
 resulting from
 operations          134         61           48       100         1       (4)        102       138       118          114
Variable annuity
 deposits (Notes
 2 and 3).......   1,000      1,000        1,000     1,000     1,000     1,000      1,000     1,000     1,000        1,000
                  ------     ------       ------    ------    ------     -----     ------    ------    ------       ------
Net increase....   1,134      1,061        1,048     1,100     1,001       996      1,102     1,138     1,118        1,114
Net assets at
 beginning of
 period.........     --         --           --        --        --        --         --        --        --           --
                  ------     ------       ------    ------    ------     -----     ------    ------    ------       ------
Net assets at
 end of period..  $1,134     $1,061       $1,048    $1,100    $1,001     $ 996     $1,102    $1,138    $1,118       $1,114
                  ======     ======       ======    ======    ======     =====     ======    ======    ======       ======

                          BMA VARIABLE LIFE ACCOUNT A

         Period from December 1, 1998 (inception) to December 31, 1998

                   American Century Variable                           Dreyfus Variable
                        Portfolios, Inc.                                Investment Fund       Federated Insurance Series
                   --------------------------  ----------- ------- ------------------------- -----------------------------
                                                 Dreyfus                                     High-
                     VP                         Socially   Dreyfus                           Income
                   Income                      Responsible  Stock  Disciplined International  Bond   International
                    and        VP        VP      Growth     Index     Stock        Value      Fund      Equity     Utility
                   Growth International Value  Fund, Inc.   Fund      Fund       Portfolio     II       Fund II    Fund II
                   ------ ------------- -----  ----------- ------- ----------- ------------- ------  ------------- -------
Investment
income...........  $    5    $  --      $ --     $   40    $    4    $    5       $   80     $ --       $  --      $  --
Expenses (Note
2):
 Mortality,
 expense and
 administrative
 charges.........     --        --        --        --        --        --           --        --          --         --
                   ------    ------     -----    ------    ------    ------       ------     -----      ------     ------
Net investment
income...........       5       --        --         40         4         5           80       --          --         --
Net realized
gains on
investments           --        --        --        --        --        --           --        --          --         --
Unrealized
appreciation
(depreciation) on
investments            43        79        (7)       21        43        56          (46)       (3)         94         32
                   ------    ------     -----    ------    ------    ------       ------     -----      ------     ------
Net realized and
unrealized gain
(loss) on
investments......      43        79        (7)       21        43        56          (46)       (3)         94         32
                   ------    ------     -----    ------    ------    ------       ------     -----      ------     ------
Net increase
(decrease) in net
assets resulting
from operations..      48        79        (7)       61        47        61           34        (3)         94         32
Variable annuity
deposits (Notes 2
and 3)...........   1,000     1,000     1,000     1,000     1,000     1,000        1,000     1,000       1,000      1,000
                   ------    ------     -----    ------    ------    ------       ------     -----      ------     ------
Net increase.....   1,048     1,079       993     1,061     1,047     1,061        1,034       997       1,094      1,032
Net assets at
beginning of
period                --        --        --        --        --        --           --        --          --         --
                   ------    ------     -----    ------    ------    ------       ------     -----      ------     ------
Net assets at end
of period........  $1,048    $1,079     $ 993    $1,061    $1,047    $1,061       $1,034     $ 997      $1,094     $1,032
                   ======    ======     =====    ======    ======    ======       ======     =====      ======     ======
                     Invesco Variable
                     Investment Funds
                   --------------------
                     High-   Industrial
                     Yield     Income
                   Portfolio Portfolio
                   --------- ----------
Investment
income...........    $ 104     $   52
Expenses (Note
2):
 Mortality,
 expense and
 administrative
 charges.........      --         --
                   --------- ----------
Net investment
income...........      104         52
Net realized
gains on
investments            --         --
Unrealized
appreciation
(depreciation) on
investments           (111)       (26)
                   --------- ----------
Net realized and
unrealized gain
(loss) on
investments......     (111)       (26)
                   --------- ----------
Net increase
(decrease) in net
assets resulting
from operations..       (7)        26
Variable annuity
deposits (Notes 2
and 3)...........    1,000      1,000
                   --------- ----------
Net increase.....      993      1,026
Net assets at
beginning of
period                 --         --
                   --------- ----------
Net assets at end
of period........    $ 993     $1,026
                   ========= ==========

                          BMA VARIABLE LIFE ACCOUNT A

         Period from December 1, 1998 (inception) to December 31, 1998

                                                                           Strong
                                         Neuberger & Berman               Variable
                     Lazard Retirement   Advisors Management              Insurance
                       Series, Inc.             Trust                    Funds, Inc.      Van Eck Worldwide Insurance Trust
                   --------------------- -------------------             ----------- -------------------------------------------
                                          Limited                                              Worldwide
                   Retirement Retirement Maturity              Strong                Worldwide Emerging   Worldwide   Worldwide
                     Equity   Small Cap    Bond    Partners  Opportunity   Growth      Bond     Markets  Hard Assets Real Estate
                   Portfolio  Portfolio  Portfolio Portfolio   Fund II     Fund II     Fund      Fund       Fund        Fund
                   ---------- ---------- --------- --------- ----------- ----------- --------- --------- ----------- -----------
Investment
income...........    $    3     $  --      $ --     $  --      $    2      $  --      $  --     $  --       $ --       $  --
Expenses (Note
2):
 Mortality,
 expense and
 administrative
 charges.........       --         --        --        --         --          --         --        --         --          --
                     ------     ------     -----    ------     ------      ------     ------    ------      -----      ------
Net investment
income...........         3        --        --        --           2         --         --        --         --          --
Net realized
gains on
investments......       --         --        --        --         --          --         --        --         --          --
Unrealized
appreciation
(depreciation) on
investments......        44         19        (1)       19         41         126         11        23        (11)         13
                     ------     ------     -----    ------     ------      ------     ------    ------      -----      ------
Net realized and
unrealized gain
(loss) on
investments......        44         19        (1)       19         41         126         11        23        (11)         13
                     ------     ------     -----    ------     ------      ------     ------    ------      -----      ------
Net increase
(decrease) in net
assets resulting
from operations..        47         19        (1)       19         43         126         11        23        (11)         13
Variable annuity
deposits (Notes 2
and 3)...........     1,000      1,000     1,000     1,000      1,000       1,000      1,000     1,000      1,000       1,000
                     ------     ------     -----    ------     ------      ------     ------    ------      -----      ------
Net increase.....     1,047      1,019       999     1,019      1,043       1,126      1,011     1,023        989       1,013
Net assets at
beginning of
period...........       --         --        --        --         --          --         --        --         --          --
                     ------     ------     -----    ------     ------      ------     ------    ------      -----      ------
Net assets at end
of period........    $1,047     $1,019     $ 999    $1,019     $1,043      $1,126     $1,011    $1,023      $ 989      $1,013
                     ======     ======     =====    ======     ======      ======     ======    ======      =====      ======
                    Total
                   -------
Investment
income...........  $   580
Expenses (Note
2):
 Mortality,
 expense and
 administrative
 charges.........      --
                   -------
Net investment
income...........      580
Net realized
gains on
investments......      --
Unrealized
appreciation
(depreciation) on
investments......    1,346
                   -------
Net realized and
unrealized gain
(loss) on
investments......    1,346
                   -------
Net increase
(decrease) in net
assets resulting
from operations..    1,926
Variable annuity
deposits (Notes 2
and 3)...........   43,000
                   -------
Net increase.....   44,926
Net assets at
beginning of
period...........      --
                   -------
Net assets at end
of period........  $44,926
                   =======

                          BMA VARIABLE LIFE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

1. Summary of Significant Accounting Policies

Organization

   BMA Variable Life Account A (the Account) is a separate account of Business Men's Assurance Company of America (BMA). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

   Deposits received by the Account are invested in the various funds (mutual funds not otherwise available to the public) as directed by the owners. Amounts may be invested in shares of the following portfolios:

     Investors Mark Series Fund: Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market and Global Fixed Income.

     Berger Institutional Products Trust (Berger IPT): 100 Fund, Growth and Income Fund, Small Company Growth Fund and International Fund.

     Conseco Series Trust: Asset Allocation Portfolio, Common Stock Portfolio, Corporate Bond Portfolio and Government Securities Portfolio.

     The Alger American Fund: Growth Portfolio, Leveraged AllCap Portfolio, MidCap Growth Portfolio and Small Capitalization Portfolio.

     American Century Variable Portfolios, Inc.: VP Income and Growth, VP International and VP Value.

     Dreyfus Socially Responsible Growth Fund, Inc.

     Dreyfus Stock Index Fund.

     Dreyfus Variable Investment Fund: Disciplined Stock Fund and
  International Value Portfolio.

     Federated Insurance Series: High-Income Bond Fund II, International Equity Fund II and Utility Fund II.

     Invesco Variable Investment Funds: High-Yield Portfolio and Industrial Income Portfolio.

     Lazard Retirement Series, Inc.: Retirement Equity Portfolio and Retirement Small Cap Portfolio.

     Neuberger & Berman Advisors Management Trust: Limited Maturity Bond Portfolio and Partners Portfolio.

     Strong Opportunity Fund II.

     Strong Variable Insurance Funds, Inc.: Growth Fund II.

     Van Eck Worldwide Insurance Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund.

   Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of Investors Mark Series Funds are made by Investors Mark Series Fund, LLC (IMSF, LLC), which is owned by Jones & Babson, Inc., a wholly-owned subsidiary of BMA. IMSF, LLC has engaged Standish, Ayer & Wood, Inc. to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio and the Money Market Portfolio. IMSF, LLC has engaged Standish International Management Company, L.P. to provide subadvisory services for the Global Fixed Income Portfolio. IMSF, LLC has engaged Stein Roe & Farnam, Incorporated to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMSF, LLC has engaged David L. Babson & Co., Inc. to provide subadvisory

                          BMA VARIABLE LIFE ACCOUNT A
services for the Large Cap Value Portfolio. IMSF, LLC has engaged Lord, Abbett & Co. to provide subadvisory services for the Growth and Income Portfolio. IMSF, LLC has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

   Berger Institutional Products Trust is a mutual fund with multiple portfolios. Berger Associates is the investment advisor to all portfolios except the Berger/BIAM IPT--International Fund. BBOI Worldwide LLC is the advisor to the Berger/BIAM IPT--International Fund. BBOI Worldwide LLC has retained Bank of Ireland Asset Management (U.S.) Limited (BIAM) as subadvisor.

   Conseco Series Trust is a mutual fund with multiple portfolios. Conseco Capital Management, Inc. is the investment advisor to the portfolios.

   The Alger American Fund is a mutual fund with multiple portfolios. Fred Alger Management, Inc. serves as investment advisor.

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc.

   The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation. Dreyfus has hired NCM Capital Management Group, Inc. to serve as sub-investment advisor and to provide day-to-day management of the Fund's investments. The Dreyfus Corporation serves as the Dreyfus Stock Index Fund's manager. Dreyfus has hired an affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and to provide day-to-day management of the Fund's investments. The Dreyfus Variable Investment Fund is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor.

   Federated Insurance Series is a mutual fund with multiple portfolios. Federated Advisors is the investment advisor.

   Invesco Variable Investment Funds. Inc. is a mutual fund with multiple portfolios. Invesco Funds Group, Inc. is the investment advisor.

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management, a division of Lazard Freres & Co. LLC, is the investment manager for each portfolio.

   Each portfolio of Neuberger & Berman Advisers Management Trust invests in a corresponding series of Advisors Managers Trust. All series of Advisors Managers Trust are managed by Neuberger & Berman Management Incorporated.

   Strong Opportunity Fund II, Inc. is a mutual fund managed by Strong Capital Management, Inc. Strong Variable Insurance Funds, Inc. is a mutual fund with multiple series. Strong Capital Management, Inc. serves as the investment advisor.

   Van Eck Worldwide Insurance Trust is a mutual fund with multiple portfolios managed by Van Eck Associates Corporation.

Investment Valuation

   Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out method is used to determine gains and losses. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are reinvested upon receipt.

                          BMA VARIABLE LIFE ACCOUNT A

   The cost of investments purchased were as follows:

                                                                  Period from
                                                               December 1, 1998
                                                                (inception) to
                                                               December 31, 1998
                                                               -----------------
                                                               Cost of Purchases
                                                               -----------------
   Investors Mark Series Fund, Inc.:
     Balanced.................................................      $1,049
     Growth and Income........................................       1,011
     Large Cap Value..........................................       1,028
     Small Cap Equity.........................................       1,000
     Large Cap Growth.........................................       1,001
     Intermediate Fixed Income................................       1,060
     Mid Cap Equity...........................................       1,010
     Money Market.............................................       1,000
     Global Fixed Income......................................       1,083
   Berger Institutional Products Trust:
     100 Fund.................................................       1,002
     Growth and Income Fund...................................       1,007
     Small Company Growth Fund................................       1,000
     International Fund.......................................       1,015
   Conseco Series Trust:
     Asset Allocation Portfolio...............................       1,008
     Common Stock Portfolio...................................       1,001
     Corporate Bond Portfolio.................................       1,005
     Government Securities Portfolio..........................       1,004
   The Alger American Fund:
     Growth Portfolio.........................................       1,000
     Leveraged AllCap Portfolio...............................       1,000
     MidCap Growth Portfolio..................................       1,000
     Small Capitalization Portfolio...........................       1,000
   American Century Variable Portfolios, Inc.:
     VP Income and Growth.....................................       1,005
     VP International.........................................       1,000
     VP Value.................................................       1,000
   Dreyfus Socially Responsible Growth Fund, Inc..............       1,005
   Dreyfus Stock Index Fund...................................       1,004
   Dreyfus Variable Investment Fund:
     Disciplined Stock Fund...................................       1,005
     International Value Portfolio............................       1,080
   Federated Insurance Series:
     High-Income Bond Fund II.................................       1,000
     International Equity Fund II.............................       1,000
     Utility Fund II..........................................       1,000
   Invesco Variable Investment Funds:
     High-Yield Portfolio.....................................       1,104
     Industrial Income Portfolio..............................       1,052

                          BMA VARIABLE LIFE ACCOUNT A

                                                                  Period from
                                                               December 1, 1998
                                                                (inception) to
                                                               December 31, 1998
                                                               -----------------
                                                               Cost of Purchases
                                                               -----------------
   Lazard Retirement Series, Inc.:
     Retirement Equity Portfolio..............................        1,004
     Retirement Small Cap Portfolio...........................        1,000
   Neuberger & Berman Advisors Management Trust:
     Limited Maturity Bond Portfolio..........................        1,000
     Partners Portfolio.......................................        1,000
   Strong Opportunity Fund II.................................        1,002
   Strong Variable Insurance Funds, Inc.:
     Growth Fund II...........................................        1,000
   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund......................................        1,000
     Worldwide Emerging Markets Fund..........................        1,000
     Worldwide Hard Assets Fund...............................        1,000
     Worldwide Real Estate Fund...............................        1,000
                                                                    -------
       Total..................................................      $43,545
                                                                    =======

   There were no sales of investments during the period from December 1, 1998 (inception) to December 31, 1998.

Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

Use of Estimates

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Variable Life Contract Charges

   BMA deducts a premium charge from each premium payment of 5.5% of all premiums in the first through the 10th policy year and 4.0% of all premiums in the 11th and later policy years. BMA deducts a policy charge of $25 per month in the first policy year and $5 per month thereafter. BMA deducts a risk charge each month of .80%, on an annual basis, of the accumulation value in the separate account for the first through 10th policy year and .40%, on an annual basis, of the accumulation value in the separate account for the 11th policy year and thereafter.

   A deduction for cost of insurance and cost of any riders also is made monthly. This charge will depend upon the specified amount, the accumulation value and the sex, age and rate class of the primary insured.

   Charges retained by BMA from the proceeds of sales of variable life contracts were not significant during 1998.

                          BMA VARIABLE LIFE ACCOUNT A

3. Summary of Unit Transactions

   Account deposits, all of which are attributable to BMA during 1998, by units follow:

                                                                  Period from
                                                               December 1, 1998
                                                                (inception) to
                                                               December 31, 1998
                                                               -----------------
                                                                Units Deposited
   Investors Mark Series Fund, Inc.:
     Balanced.................................................        100
     Growth and Income........................................        100
     Large Cap Value..........................................        100
     Small Cap Equity.........................................        100
     Large Cap Growth.........................................         99
     Intermediate Fixed Income................................        100
     Mid Cap Equity...........................................         99
     Money Market.............................................        100
     Global Fixed Income......................................        100
   Berger Institutional Products Trust:
     100 Fund.................................................         99
     Growth and Income Fund...................................         98
     Small Company Growth Fund................................        100
     International Fund.......................................        103
   Conseco Series Trust:
     Asset Allocation Portfolio...............................         99
     Common Stock Portfolio...................................         98
     Corporate Bond Portfolio.................................        100
     Government Securities Portfolio..........................        100
   The Alger American Fund:
     Growth Portfolio.........................................         98
     Leveraged AllCap Portfolio...............................         98
     MidCap Growth Portfolio..................................         99
     Small Capitalization Portfolio...........................         99
   American Century Variable Portfolios, Inc.:
     VP Income and Growth.....................................         99
     VP International.........................................        102
     VP Value.................................................        100
   Dreyfus Socially Responsible Growth Fund, Inc..............         98
   Dreyfus Stock Index Fund...................................         99
   Dreyfus Variable Investment Fund:
     Disciplined Stock Fund...................................         99
     International Value Portfolio............................        101
   Federated Insurance Series:
     High-Income Bond Fund II.................................        100
     International Equity Fund II.............................        101
     Utility Fund II..........................................        100
   Invesco Variable Investment Funds:
     High-Yield Portfolio.....................................        100
     Industrial Income Portfolio..............................         99

                          BMA VARIABLE LIFE ACCOUNT A

                                                                  Period from
                                                               December 1, 1998
                                                                (inception) to
                                                               December 31, 1998
                                                               -----------------
                                                                Units Deposited
   Lazard Retirement Series, Inc.:
     Retirement Equity Portfolio..............................        100
     Retirement Small Cap Portfolio...........................        100
   Neuberger & Berman Advisors Management Trust:
     Limited Maturity Bond Portfolio..........................        100
     Partners Portfolio.......................................        100
   Strong Opportunity Fund II.................................        100
   Strong Variable Insurance Funds, Inc.:
     Growth Fund II...........................................        100
   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund......................................        100
     Worldwide Emerging Markets Fund..........................        102
     Worldwide Hard Assets Fund...............................        101
     Worldwide Real Estate Fund...............................        101

                          BMA VARIABLE LIFE ACCOUNT A

4. Impact of Year 2000 (Unaudited)

   BMA continues to monitor the potential impact of the year 2000 on its systems and those of its primary vendors and business partners. This assessment extends to both informational technology systems and noninformation technology systems. All identified modifications to BMA's critical operating systems have been completed as of December 31, 1998, and BMA continues to validate completed systems to ensure ongoing compliance. Contingency plans are being developed and management estimates that these plans will be completed by mid-1999, prior to any anticipated impact on its operating systems. Total costs of the modifications have been immaterial to BMA's operations and have been expensed as incurred.

   BMA does risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with BMA due to the third parties' inability to resolve their own year 2000 issues. BMA is actively monitoring the compliance programs of those third parties, and formal communication has been initiated with all major outside service providers. However, BMA is unable to predict with certainty to what extent its external relationships will be year 2000 ready.

   The forecast costs, consequences of the year 2000 problem and the dates by which BMA believes it will complete its various year 2000 computer modifications are based on its best estimates, which in turn were based on numerous assumptions of future events including third-party modification and compliance plans, continued availability of resources and other factors. BMA cannot be sure that these estimates will be achieved or that the assumptions are accurate, and actual results could differ materially from those anticipated.

                       CONSOLIDATED FINANCIAL STATEMENTS
                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                     Years ended December 31, 1998 and 1997
                      with Report of Independent Auditors

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                       CONSOLIDATED FINANCIAL STATEMENTS

                     Years ended December 31, 1998 and 1997

                                    CONTENTS

Report of Independent Auditors..............................................   1

Audited Consolidated Financial Statements

Consolidated Balance Sheets.................................................   2

Consolidated Statements of Operations.......................................   3

Consolidated Statements of Comprehensive Income.............................   4

Consolidated Statements of Stockholder's Equity.............................   5

Consolidated Statements of Cash Flows.......................................   6

Notes to Consolidated Financial Statements..................................   7

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Business Men's Assurance Company of America

   We have audited the accompanying consolidated balance sheets of Business Men's Assurance Company of America (an ultimate subsidiary of Assicurazioni Generali, S.p.A.) (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of operations, comprehensive income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Business Men's Assurance Company of America at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

Kansas City, Missouri
February 4, 1999

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31
                                                          ---------------------
                                                             1998       1997
                                                          ---------- ----------
                                                             (In Thousands)
Assets
Investments (Notes 1 and 3):
  Securities available-for-sale, at fair value:
    Fixed maturities (amortized cost--$1,257,705 in 1998
     and $1,308,458 in 1997)............................. $1,277,121 $1,326,018
    Equity securities (cost--$36,214 in 1998 and $46,807
     in 1997)............................................     40,373     57,806
  Mortgage loans on real estate, net of allowance for
   losses of $9,185 in 1998 and $8,435 in 1997...........    875,117    842,149
  Policy loans...........................................     59,780     62,207
  Short-term investments.................................     38,815     47,507
  Other..................................................     44,084      3,424
                                                          ---------- ----------
    Total investments....................................  2,335,290  2,339,111
Cash.....................................................      2,531        --
Accrued investment income................................     18,078     18,520
Premium and other receivables............................     12,017     10,606
Deferred policy acquisition costs........................    112,311    125,065
Property, equipment and software (Note 6)................     16,276     16,753
Reinsurance recoverables:
  Paid benefits..........................................      6,549      6,588
  Benefits and claim reserves ceded......................     95,476     72,000
Other assets (Note 1)....................................     14,852     16,216
Assets held in separate accounts (Note 1)................    300,366     76,964
                                                          ---------- ----------
    Total assets......................................... $2,913,746 $2,681,823
                                                          ========== ==========
Liabilities and stockholder's equity
Future policy benefits:
  Life and annuity (Note 10)............................. $1,253,531 $1,259,319
  Health.................................................     78,527     87,883
Contract account balances................................    677,444    699,244
Policy and contract claims...............................     62,953     58,381
Unearned revenue reserve.................................      9,924     11,284
Other policyholder funds.................................     14,671     14,286
Outstanding checks in excess of bank balances............        --       2,669
Current income taxes payable (Note 7)....................      2,300      2,158
Deferred income taxes (Note 7)...........................     10,650     12,244
Payable to affiliate (Note 10)...........................        771        799
Other liabilities........................................     84,183     72,858
Liabilities related to separate accounts (Note 1)........    300,366     76,964
                                                          ---------- ----------
Total liabilities........................................  2,495,320  2,298,089
Commitments and contingencies (Note 5)
Stockholder's equity (Notes 2 and 11):
  Preferred stock of $1 par value; authorized 3,000,000
   shares, none issued and outstanding...................        --         --
  Common stock of $1 par value; authorized 24,000,000
   shares, 12,000,000 shares issued and outstanding......     12,000     12,000
  Paid-in capital........................................     40,106     40,106
  Accumulated other comprehensive income.................     10,730     14,364
  Retained earnings......................................    355,590    317,264
                                                          ---------- ----------
    Total stockholder's equity...........................    418,426    383,734
                                                          ---------- ----------
    Total liabilities and stockholder's equity........... $2,913,746 $2,681,823
                                                          ========== ==========

                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     Year ended December 31
                                                   ---------------------------
                                                     1998     1997      1996
                                                   -------- --------  --------
                                                         (In Thousands)
Revenues:
  Premiums:
    Life and annuity.............................. $170,494 $154,602  $142,461
    Health........................................   27,199   43,518    60,491
  Other insurance considerations..................   37,599   37,928    38,780
  Net investment income (Note 3)..................  181,528  167,958   146,564
  Realized gains, net (Note 3)....................   10,556    5,121     5,906
  Other income....................................   44,123   35,941    26,802
                                                   -------- --------  --------
      Total revenues..............................  471,499  445,068   421,004
Benefits and expenses:
  Life and annuity benefits.......................  144,979  126,345   122,915
  Health benefits.................................   15,547   27,812    42,224
  Increase in policy liabilities including
   interest credited to account balances..........  101,650  104,581    94,530
  Commissions.....................................   51,881   53,622    55,180
  (Increase) decrease in deferred policy
   acquisition costs..............................   11,271   (1,229)   (5,459)
  Taxes, licenses and fees........................    3,739    4,654     5,229
  Other operating costs and expenses..............   87,301   90,562    78,133
                                                   -------- --------  --------
      Total benefits and expenses.................  416,368  406,347   392,752
                                                   -------- --------  --------
Income from continuing operations before income
 tax expense......................................   55,131   38,721    28,252
Income tax expense (Note 7).......................   16,805    2,532    10,168
                                                   -------- --------  --------
Income from continuing operations.................   38,326   36,189    18,084
Discontinued operations (Note 12):
  Gain on sale of discontinued operations, net of
   income tax expense of $735 in 1996.............      --       --      1,416
                                                   -------- --------  --------
Income from discontinued operations...............      --       --      1,416
                                                   -------- --------  --------
      Net income.................................. $ 38,326 $ 36,189  $ 19,500
                                                   ======== ========  ========


                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                     Year ended December 31
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
                                                         (In Thousands)
Net income.......................................... $38,326  $36,189  $19,500
Other comprehensive income:
  Unrealized holding gains (losses) arising during
   period...........................................   2,597   25,009  (21,346)
  Less realized gains included in net income........   6,760    1,868    7,851
                                                     -------  -------  -------
    Net unrealized gains (losses)...................  (4,163)  23,141  (29,197)
Effect on deferred policy acquisition costs.........  (1,483)  (7,189)  13,418
Effect on unearned revenue reserve..................      55      474   (2,082)
Deferred income taxes...............................   1,957   (5,748)   6,250
                                                     -------  -------  -------
Other comprehensive income..........................  (3,634)  10,678  (11,611)
                                                     -------  -------  -------
    Comprehensive income............................ $34,692  $46,867  $ 7,889
                                                     =======  =======  =======




                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                      Year ended December 31
                                                    ---------------------------
                                                      1998      1997     1996
                                                    --------  -------- --------
                                                          (In Thousands)
Common stock:
  Balance at beginning and end of year............. $ 12,000  $ 12,000 $ 12,000
Paid-in capital:
  Balance at beginning of year.....................   40,106    40,106   25,106
    Additional paid-in capital.....................      --        --    15,000
                                                    --------  -------- --------
  Balance at end of year...........................   40,106    40,106   40,106
Accumulated other comprehensive income:
  Balance at beginning of year.....................   14,364     3,686   15,297
    Change in net unrealized gains (losses)........   (3,634)   10,678  (11,611)
                                                    --------  -------- --------
  Balance at end of year...........................   10,730    14,364    3,686
Retained earnings:
  Balance at beginning of year.....................  317,264   281,075  266,575
    Net income.....................................   38,326    36,189   19,500
    Dividends declared (Note 2)....................      --        --    (5,000)
                                                    --------  -------- --------
  Balance at end of year...........................  355,590   317,264  281,075
                                                    --------  -------- --------
Total stockholder's equity......................... $418,426  $383,734 $336,867
                                                    ========  ======== ========



                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   Year ended December 31
                                                -------------------------------
                                                  1998       1997       1996
                                                ---------  ---------  ---------
                                                       (In Thousands)
Operating activities
Net income....................................  $  38,326  $  36,189  $  19,500
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Deferred income tax (benefit)...............        363     (8,416)     4,146
  Realized gains, net.........................    (10,556)    (5,121)    (5,906)
  Gain on disposal of discontinued segment....        --         --      (2,151)
  Discount accretion, net.....................     (1,618)      (975)    (1,246)
  Policy loans lapsed in lieu of surrender
   benefits...................................      3,740      1,021      2,996
  Depreciation................................      2,524      3,778      4,153
  Amortization................................        782        782        782
  Changes in assets and liabilities:
   (Increase) decrease in accrued investment
    income....................................        442         19     (1,392)
   (Increase) decrease in receivables and
    reinsurance recoverables..................    (24,876)   (15,425)     2,761
   Policy acquisition costs deferred..........    (22,484)   (28,449)   (31,745)
   Policy acquisition costs amortized.........     33,755     27,220     26,286
   Increase (decrease) in income taxes
    payable...................................        142     (2,187)     5,518
   Increase in accrued policy benefits, claim
    reserves, unearned revenues and
    policyholder funds........................     19,189     30,777     32,331
   Interest credited to policyholder accounts.     77,358     79,312     69,494
   Increase (decrease) in outstanding checks
    in excess of bank balances................     (2,669)    (2,004)       805
   Decrease in other assets and other
    liabilities, net..........................      2,344      7,269        412
 Other, net...................................         19       (433)    (1,208)
                                                ---------  ---------  ---------
Net cash provided by operating activities.....    116,781    123,357    125,536
Investing activities
Purchases of investments:
 Securities available-for-sale:
   Fixed maturities...........................   (603,142)  (464,419)  (527,172)
   Equity securities..........................    (12,969)   (31,625)   (17,586)
 Mortgage and policy loans....................   (310,127)  (237,990)  (259,438)
 Other........................................    (41,118)       --         --
Sales, calls or maturities of investments:
 Maturities and calls of securities
  available-for-sale:
   Fixed maturities...........................    305,013    167,000    117,057
 Sales of securities available-for-sale:
   Fixed maturities...........................    360,296    284,124    238,051
   Equity securities..........................     22,632     14,379     12,444
 Mortgage and policy loans....................    277,325     98,554     66,934
 Real estate..................................        --       5,854      2,194
Purchase of property, equipment and software..     (1,805)    (1,949)      (290)
Net (increase) decrease in short-term
 investments..................................      8,692     (7,516)    36,272
Proceeds from sale of discontinued operations.        --         --         632
Distributions from unconsolidated related
 parties......................................      1,466      1,514        718
                                                ---------  ---------  ---------
Net cash provided by (used in) investing
 activities...................................      6,263   (172,074)  (330,184)
Financing activities
Dividends paid................................        --         --      (5,000)
Additional paid-in capital....................        --         --      15,000
Deposits from interest sensitive and
 investment-type contracts....................    245,620    323,487    381,865
Withdrawals from interest sensitive and
 investment-type contracts....................   (375,459)  (295,633)  (187,217)
Net proceeds from reverse repurchase
 borrowing....................................     30,189     40,925     35,173
Retirement of reverse repurchase borrowing....    (20,863)   (20,062)   (35,173)
                                                ---------  ---------  ---------
Net cash provided by (used in) financing
 activities...................................   (120,513)    48,717    204,648
                                                ---------  ---------  ---------
Net increase in cash..........................      2,531        --         --
Cash at beginning of year.....................        --         --         --
                                                ---------  ---------  ---------
Cash at end of year...........................  $   2,531  $     --   $     --
                                                =========  =========  =========
Supplemental disclosures of cash flow
 information
For purposes of the statements of cash flows,
 Business Men's Assurance Company of America
 considers only cash on hand and demand
 deposits to be cash
Cash paid during the year for:
 Income taxes.................................  $  16,300  $  13,135  $   1,239
                                                =========  =========  =========
 Interest paid on reverse repurchase
  borrowing...................................  $     299  $     369  $     620
                                                =========  =========  =========
Supplemental schedule of noncash investing and
 financing activities
Real estate acquired through foreclosure......  $     --   $   1,236  $   3,033
                                                =========  =========  =========

                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

 Organization

   Business Men's Assurance Company of America (the Company) is a Missouri-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and group insurance and investment products both directly, primarily distributed through general agencies, and through reinsurance assumptions. Assicurazioni Generali S.p.A. (Generali), an Italian insurer, is the ultimate parent company.

 Principles of Consolidation and Basis of Presentation

   The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

 Investments

   The Company's entire investment portfolio is designated as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs (DPAC) and deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income. The DPAC offset to the unrealized gains or losses represents valuation adjustments or reinstatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

   The amortized cost of fixed maturity investments classified as available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.

   Mortgage loans and mortgage-backed securities are carried at unpaid balances adjusted for accrual of discount and allowances for other than temporary decline in value. Policy loans are carried at unpaid balances.

   Real estate is stated at the lower of cost or fair value. At December 31, 1998 and 1997, no real estate was owned. Profit is recognized on real estate sales when down payment, continuing investment and transfer of risk criteria have been satisfied. Property, equipment and software, and the home office building are generally valued at cost, including development costs, less allowances for depreciation and other than temporary decline in value.

   Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

   Realized gains and losses on sales of investments and declines in value considered to be other than temporary are recognized in net earnings on the specific identification basis.

 Impairment of Loans

   Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan-Income Recognition and Disclosures," require that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


 Use of Estimates

   The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

 Deferred Policy Acquisition Costs

   Certain commissions, expenses of the policy issue and underwriting departments and other variable policy issue expenses have been deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 25 years in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

   For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 25 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest, expense and surrender experience. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

   Deferred policy acquisition costs are evaluated to determine that the unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

 Recognition of Insurance Revenue and Related Expenses

   For limited payment and other traditional life insurance policies, premium income is reported as earned when due, with past-due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

   For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges, are reported as other insurance considerations revenue when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life-type contracts through the amortization of policy acquisition costs and deferred front-end expense charges with estimated gross profits from mortality, interest, surrender and expense.

 Policy Liabilities and Contract Values

   The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.25% to 8.50%, depending on the year of issue; withdrawal rates for individual life policies issued in 1966 and after are based on Company experience, and policies issued prior to 1966 are based on industry tables; and mortality rates are based on mortality tables that consider Company experience. The liability for future policy benefits is graded to reserves stipulated by the policy over a period of 20 to 25 years or the end of the premium paying period, if less.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations using the same assumptions as are used to amortize deferred policy acquisition costs.

   Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates. The amount of benefits payable included in the future policy benefit reserves and policy and contract claims for December 31, 1998 and 1997 was $30,262,000 and $47,211,000, respectively. Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 8.75%. Claim termination rates are based on industry tables.

   Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.

 Federal Income Taxes

   Deferred federal income taxes have been provided in the consolidated financial statements to recognize temporary differences between the financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws (See Note 7). Temporary differences are principally related to deferred policy acquisition costs, the provision for future policy benefits, accrual of discounts on investments, accrued expenses, accelerated depreciation and unrealized investment gains and losses.

 Separate Accounts

   These accounts arise from four lines of business--variable annuities, variable universal life, variable 401(k) and MBIA insured guaranteed investment contracts (GIC). The separate account assets are legally segregated and are not subject to the claims which may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policyowners. Investment income and gains or losses arising from the variable line of business accrue directly to the policyowners and are, therefore, not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from variable products consist primarily of contract maintenance charges and administration fees. Separate account assets and liabilities for the variable lines of business totaled $3,409,000 on December 31, 1998 and $30,000 on December 31, 1997.

   The assets of the MBIA GIC line of business are maintained at an amount equal to the related liabilities. These assets related to the MBIA GIC line of business include securities available-for-sale reported at fair value and mortgage loans carried at unpaid balances. Changes in fair values of available-for-sale securities, net of deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income.

   The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contractholders. Investment income and gains or losses arising from MBIA GIC investments are included in investment earnings in the accompanying consolidated statements of operations. The guaranteed interest payable

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

is included in the increase in policy liabilities in the accompanying consolidated statements of operations. Separate account assets and liabilities for the MBIA GIC line of business totaled $296,957,000 on December 31, 1998 and $76,934,000 on December 31, 1997.

 Intangible Assets

   At December 31, 1998, goodwill of $11,541,000 (1997--$12,323,000), net of accumulated amortization of $4,107,000 (1997--$3,325,000) resulting from the acquisition of a subsidiary, is included in other assets. Goodwill is being amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000 for each of the years ended December 31, 1998, 1997 and 1996.

 Fair Values of Financial Instruments

   SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company:

                                       December 31, 1998     December 31, 1997
                                     --------------------- ---------------------
                                      Carrying              Carrying
                                       Amount   Fair Value   Amount   Fair Value
                                     ---------- ---------- ---------- ----------
                                                   (In Thousands)
Fixed maturities (Note 3)..........  $1,277,121 $1,277,121 $1,326,018 $1,326,018
Equity securities (Note 3).........      43,373     40,373     57,806     57,806
Mortgage loans.....................     875,117    934,712    842,149    867,552
Policy loans.......................      59,780     55,579     62,207     57,491
Short-term investments.............      38,815     38,815     47,507     47,507
Cash...............................       2,531      2,531        --         --
Reinsurance recoverables:
  Paid benefits....................       6,549      6,549      6,588      6,588
  Benefits and claim reserves......      95,476     95,476     72,000     72,000
Assets held in separate accounts...     300,366    302,549     76,964     77,061
Investment-type insurance contracts
 (Note 4)..........................   1,456,634  1,453,909  1,277,362  1,256,129

   The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


     Off-balance-sheet instruments: The fair value for outstanding loan commitments approximates the amount committed, as all loan commitments were made within the last 60 days of the year.

     Mortgage loans and policy loans: The fair value for mortgage loans and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

     Reinsurance recoverables: The carrying values of reinsurance recoverables approximate their fair values.

     Flexible and single premium deferred annuities: The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

     Guaranteed investment contracts: The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

 Financial Instruments with Off-Balance-Sheet Risk

   In the normal course of business, the Company becomes a party to various financial transactions to reduce its exposure to fluctuations in interest rates. The Company has entered into interest rate swap contracts for the purpose of converting either the variable interest rate characteristics of certain investments to fixed rates or from fixed rates to variable rates. The purpose of these swaps is to better match the invested assets of the Company with the related insurance liabilities (guaranteed investment contracts) that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income as incurred. The notional amount of these contracts was $40,000,000 at December 31, 1998 and $25,000,000 at December 31, 1997.

 Postretirement Benefits

   The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

 Accounting Changes

   In 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholder's equity.

   SFAS No. 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in equity, to be included in other comprehensive income. Prior year consolidated financial statements have been reclassified to conform to the requirements of SFAS No. 130.

   SFAS No. 132, "Employer's Disclosures about Pension and Other
Postretirement Benefits," enhances disclosure requirements from previously adopted SFAS Nos. 87 and 106. This standard has no financial impact and was adopted at year end 1998.

 Reclassification

   Certain amounts for 1997 and 1996 have been reclassified to conform to the current year presentation.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


2. Dividend Limitations

   Missouri has legislation that requires prior reporting of all dividends to the Director of Insurance. The Company, as a regulated life insurance company, may pay a dividend from unassigned surplus without the approval of the Missouri Department of Insurance if the aggregate of all dividends paid during the preceding 12-month period does not exceed the greater of 10% of statutory stockholder's equity at the end of the preceding calendar year or the statutory net gain from operations for the preceding calendar year. A portion of the statutory equity of the Company that is available for dividends would be subject to additional federal income taxes should distribution be made from "policyholders' surplus" (see Note 7).

   As of December 31, 1998 and 1997, the Company's statutory stockholder's equity was $226,345,000 and $188,193,000, respectively. Statutory net gain from operations and net income for each of the three years in the period ended December 31, 1998 were as follows:

                                                        Year ended December 31
                                                        -----------------------
                                                         1998    1997    1996
                                                        ------- ------- -------
                                                            (In Thousands)
      Net gain from operations......................... $36,305 $18,545 $10,898
      Net income.......................................  44,692  14,540  10,381

3. Investment Operations

   The Company's investments in securities are summarized as follows:

                                                 December 31, 1998
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (In Thousands)
   Fixed maturities:
     U.S. Treasury securities and
      obligations of U.S.
      government corporations and
      agencies..................... $   83,444  $ 1,848    $  (159)  $   85,133
     Obligations of states and
      political subdivisions            27,093    2,160        --        29,253
     Debt securities issued by
      foreign governments                4,416       82        (24)       4,474
     Corporate securities..........    411,490   12,676     (2,877)     421,289
     Mortgage-backed securities....    712,853    9,028     (3,833)     718,048
     Redeemable preferred stocks...     18,409      524         (9)      18,924
                                    ----------  -------    -------   ----------
   Total...........................  1,257,705   26,318     (6,902)   1,277,121
   Equity securities...............     36,214    5,981     (1,822)      40,373
                                    ----------  -------    -------   ----------
                                    $1,293,919  $32,299    $(8,724)  $1,317,494
                                    ==========  =======    =======   ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)



                                                 December 31, 1997
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (In Thousands)
   Fixed maturities:
     U.S. Treasury securities and
      obligations of U.S.
      government corporations and
      agencies..................... $   67,406  $ 1,233    $   (46)  $   68,593
     Obligations of states and
      political subdivisions.......     36,053    1,472         (9)      37,516
     Debt securities issued by
      foreign governments..........      3,975      121       (126)       3,970
     Corporate securities..........    427,242    8,955     (2,004)     434,193
     Mortgage-backed securities....    755,467   10,153     (2,330)     763,290
     Redeemable preferred stocks...     18,315      206        (65)      18,456
                                    ----------  -------    -------   ----------
   Total...........................  1,308,458   22,140     (4,580)   1,326,018
   Equity securities...............     46,807   12,419     (1,420)      57,806
                                    ----------  -------    -------   ----------
                                    $1,355,265  $34,559    $(6,000)  $1,383,824
                                    ==========  =======    =======   ==========

   The amortized cost and estimated fair value of fixed maturity securities at December 31, 1998, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date:

                                                          Amortized
                                                             Cost    Fair Value
                                                          ---------- ----------
                                                             (In Thousands)
      Due in one year or less............................ $    8,022 $    8,120
      Due after one year through five years..............    194,668    199,802
      Due after five years through 10 years..............    221,128    228,871
      Due after 10 years.................................    121,034    122,280
                                                          ---------- ----------
                                                             544,852    559,073
      Mortgage-backed securities.........................    712,853    718,048
                                                          ---------- ----------
      Total fixed maturity securities.................... $1,257,705 $1,277,121
                                                          ========== ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio:

                                                                Carrying Amount
                                                               as of December 31
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
                                                                (In Thousands)
      State:
        California............................................ $ 69,913 $ 71,675
        Arizona...............................................   65,135   65,030
        Missouri..............................................   62,462   51,839
        Texas.................................................   59,900   60,821
        Florida...............................................   49,789   42,549
        Utah..................................................   44,110   37,821
        Kansas................................................   38,509   34,267
        Oklahoma..............................................   38,394   47,569
        Washington............................................   38,136   39,824
        Other.................................................  408,769  390,754
                                                               -------- --------
                                                               $875,117 $842,149
                                                               ======== ========

   The following table lists the Company's investment in impaired mortgage loans and related allowance for credit losses at December 31. The table also includes the average recorded investment in impaired loans and interest income on impaired loans:

                                                             1998  1997   1996
                                                             ---- ------ ------
                                                               (In Thousands)
      Impaired mortgage loans............................... $--  $1,069 $2,516
      Allowance for credit losses...........................  --     244    691
                                                             ---- ------ ------
      Net recorded investment in impaired loans............. $--  $  825 $1,825
                                                             ==== ====== ======
      Average recorded investment in impaired loans......... $413 $1,325 $2,667
                                                             ==== ====== ======
      Interest income on impaired loans..................... $--  $   57 $  115
                                                             ==== ====== ======

   Bonds, mortgage loans, preferred stocks and common stocks approximating $4,900,000 and $4,600,000 were on deposit with regulatory authorities at December 31, 1998 and 1997, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   Set forth below is a summary of consolidated net investment income for the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
                                                           (In Thousands)
      Fixed maturities:
        Bonds....................................... $ 94,975 $ 92,741 $ 86,066
        Redeemable preferred stocks.................    1,603    1,309      814
      Equity securities:
        Common stocks...............................      702      793      579
        Nonredeemable preferred stocks..............      237      541      438
      Mortgage loans on real estate.................   75,768   66,053   52,973
      Real estate...................................       18      612      935
      Policy loans..................................    3,667    3,906    3,953
      Short-term investments........................    4,334    2,955    3,016
      Other.........................................    2,685    1,223      269
                                                     -------- -------- --------
                                                      183,989  170,133  149,043
      Less:
        Investment expenses.........................    2,461    2,175    2,479
                                                     -------- -------- --------
      Net investment income from continuing
       operations................................... $181,528 $167,958 $146,564
                                                     ======== ======== ========

   Realized gains (losses) on securities disposed of during 1998, 1997 and 1996 consisted of the following:

                                                     1998     1997     1996
                                                    -------  -------  -------
                                                        (In Thousands)
      Fixed maturity securities:
        Gross realized gains....................... $ 5,149  $10,499  $ 7,953
        Gross realized losses......................  (1,420)  (4,690)  (1,622)
      Equity securities:
        Gross realized gains.......................   7,395    3,204    2,001
        Gross realized losses......................  (1,636)    (777)     --
      Other investments............................   1,068   (3,115)  (2,426)
                                                    -------  -------  -------
      Net realized gains........................... $10,556  $ 5,121  $ 5,906
                                                    =======  =======  =======

   Sales of investments in securities in 1998, 1997 and 1996, excluding maturities and calls, resulted in gross realized gains of $10,980,000, $8,362,000 and $9,798,800 and gross realized losses of $2,304,500, $1,017,000 and $1,290,500 respectively.

   There were no nonincome producing investments at December 31, 1998 and 1997.

   The Company began investing in the Cypress Tree Investment Fund LLC during 1998. The Company has invested $40 million in the partnership, which primarily invests in senior secured loans. The Company's portion of the investment is approximately 43% of the total fund value at December 31, 1998 and has been recorded under the guidelines of equity accounting. This investment is classified in other investments on the balance sheets, with unrealized gains and losses being reflected in accumulated other comprehensive income.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


4. Investment Contracts

   The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (included with future policy benefits, contract account balances and separate accounts in the balance sheets) at December 31 are as follows:

                                            1998                  1997
                                    --------------------- ---------------------
                                     Carrying     Fair     Carrying     Fair
                                      Amount     Value      Amount     Value
                                    ---------- ---------- ---------- ----------
                                                  (In Thousands)
      Guaranteed investment
       contracts................... $  640,137 $  651,809 $  660,782 $  662,281
      Flexible and single premium
       deferred annuities..........    516,131    495,873    539,616    516,343
      Separate accounts............    300,366    306,227     76,964     77,505
                                    ---------- ---------- ---------- ----------
      Total investment-type
       insurance contracts......... $1,456,634 $1,453,909 $1,277,362 $1,256,129
                                    ========== ========== ========== ==========

   Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

5. Commitments and Contingencies

   The Company leases equipment and certain office facilities from others under operating leases through 2003. Certain other equipment and facilities are rented monthly. Rental expense amounted to $1,364,000, $2,137,000 and $2,117,000 for the years ended December 31, 1998, 1997 and 1996, respectively. As of December 31, 1998, the minimum future payments under noncancelable operating leases for each of the next five years are as follows (in thousands):

             1999.............................. $  901
             2000..............................    622
             2001..............................    504
             2002..............................    265
             2003..............................     58
                                                ------
               Total........................... $2,350
                                                ======

   Total outstanding commitments to fund mortgage loans were $32,275,000 and $74,496,000 at December 31, 1998 and 1997, respectively.

   The Company and its subsidiaries are parties to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, these matters will not have a materially adverse effect on the operations or financial position of the Company.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


6. Property, Equipment and Software

   A summary of property, equipment and software at December 31 and their respective depreciation rates is as follows:

                                                 Rate of
                                               Depreciation   1998      1997
                                               ------------ --------  --------
                                                       (In Thousands)
      Home office building, including land
       with a cost of $425,000...............       2%      $ 23,158  $ 23,158
      Other real estate not held-for-sale or
       rental................................       4%           820       973
      Less accumulated depreciation..........                (13,097)  (12,530)
                                                            --------  --------
                                                              10,881    11,601
      Equipment and software.................     5%-33%      21,701    23,937
      Less accumulated depreciation..........                (16,306)  (18,785)
                                                            --------  --------
                                                               5,395     5,152
                                                            --------  --------
      Total property, equipment and software.               $ 16,276  $ 16,753
                                                            ========  ========

7. Federal Income Taxes

   The components of the provision for income taxes and the temporary differences generating deferred income taxes for the years ended December 31 are as follows:

                                                     1998      1997     1996
                                                    -------  --------  -------
                                                         (In Thousands)
Current............................................ $16,442  $ 10,948  $ 6,757
Deferred:
  Deferred policy acquisition costs................  (3,385)      143    1,322
  Future policy benefits...........................   6,620     3,783    2,424
  Accrual of discount..............................     560       197      408
  Tax on realized gains greater than book..........  (1,610)      571   (1,076)
  Recognition of tax effect previously deferred on
   sale of affiliate stock in prior period.........  (1,311)  (11,169)     --
  Employee benefit plans...........................  (2,014)   (2,206)      86
  Prior year taxes.................................   1,018       --       --
  Other, net.......................................     485       265      982
                                                    -------  --------  -------
                                                        363    (8,416)   4,146
                                                    -------  --------  -------
Total..............................................  16,805     2,532   10,903
Less taxes from discontinued operations:
  Current..........................................     --        --      (149)
  Deferred.........................................     --        --       884
                                                    -------  --------  -------
                                                        --        --       735
                                                    -------  --------  -------
Total taxes from continuing operations............. $16,805  $  2,532  $10,168
                                                    =======  ========  =======

   The Company did not record any valuation allowances against deferred tax assets at December 31, 1998, 1997 or 1996.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   Total taxes vary from the amounts computed by applying the federal income tax rate of 35% to earnings from continuing operations for the following reasons:

                                                       1998     1997     1996
                                                      -------  -------  -------
                                                          (In Thousands)
      Application of statutory rate to income before
       taxes on income..............................  $19,296  $13,552  $ 9,888
      Tax-exempt municipal bond interest and
       dividends received deductions................     (287)    (361)    (291)
      Recognition of tax effect previously deferred
       on sale of affiliate stock in a prior period.   (1,311) (11,169)     --
      Other.........................................     (893)     510      571
                                                      -------  -------  -------
                                                      $16,805  $ 2,532  $10,168
                                                      =======  =======  =======

   The significant components comprising the Company's deferred tax assets and liabilities as of December 31, 1998 and 1997 are as follows:

                                                                 1998    1997
                                                                ------- -------
                                                                (In Thousands)
      Deferred tax liabilities:
        Deferred acquisition costs............................. $26,340 $29,641
        Unrealized investment gains and losses.................   5,778   7,735
        Other..................................................   9,860   9,655
                                                                ------- -------
      Total deferred tax liability.............................  41,978  47,031
      Deferred tax assets:
        Reserve for future policy benefits.....................  15,093  21,411
        Accrued expenses.......................................  10,969   8,504
        Other..................................................   5,266   4,872
                                                                ------- -------
      Total deferred tax assets................................  31,328  34,787
                                                                ------- -------
      Net deferred tax liability............................... $10,650 $12,244
                                                                ======= =======

   Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The policyholders' surplus of the Company approximates $87,000,000. The Company has no present plan for distributing the amount in policyholders' surplus. Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $30,000,000.

   Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $278,000,000 at December 31, 1998.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


8. Benefit Plans

 Trusteed Employee Retirement Plan

   The Company has a trusteed employee retirement plan for the benefit of salaried employees who have reached age 21 and who have completed one year of service. The plan, which is administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provides for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. During 1998, approximately $3.1 million of annual benefits were covered by a group pension investment contract issued by the Company. Assets of the plan, primarily equities, are held by three trustees appointed by the Board of Directors.

   The following table sets forth the plan's funded status at December 31:

                                                               1998     1997
                                                              -------  -------
                                                              (In Thousands)
      Change in benefit obligations:
        Benefit obligation at beginning of year.............. $62,683  $57,187
        Service cost.........................................   1,873    1,767
        Interest cost........................................   4,557    4,374
        Plan participants' contributions.....................       1        1
        Amendments...........................................     --       118
        Actuarial losses.....................................   1,249    3,627
        Benefits paid........................................  (3,419)  (4,391)
                                                              -------  -------
      Benefit obligation at end of year......................  66,944   62,683
      Change in plan assets:
        Fair value of plan assets at beginning of year.......  85,605   79,679
        Actual return on plan assets.........................  12,988   10,316
        Plan participant's contributions.....................       1        1
        Benefits paid........................................  (3,419)  (4,391)
                                                              -------  -------
      Fair value of plan assets at end of year...............  95,175   85,605
                                                              -------  -------
      Funded status of the plan..............................  28,231   22,922
      Unrecognized net actuarial loss........................ (26,877) (23,519)
      Unrecognized prior service cost........................   1,342    2,034
      Unrecognized net asset at January 1, 1987 being
       recognized over 15 years..............................    (883)  (1,177)
      Adjustment to recognized minimum liability.............      (2)     (50)
                                                              -------  -------
      Prepaid pension cost................................... $ 1,811  $   210
                                                              =======  =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   The additional minimum pension liability noted above results from the pension plan for the Company's subsidiary, BMA Financial Services, Inc.

                                                       1998     1997     1996
                                                      -------  -------  ------
                                                          (In Thousands)
Net pension cost included the following components:
  Service cost--benefits earned during the period.... $ 1,873  $ 1,767  $1,797
  Interest cost on projected benefit obligation......   4,557    4,374   4,195
  Actual return on plan assets....................... (12,988) (10,316) (9,745)
  Net amortization and deferral......................   5,005    2,812   3,102
                                                      -------  -------  ------
Net pension benefit.................................. $(1,553) $(1,363) $ (651)
                                                      =======  =======  ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7% for 1998, 7.5% for 1997 and 8% for 1996. The rate of increase in future compensation levels used for 1998 was 7% for employees at the younger attained ages grading to 3% for older employees, the rate was 5% for 1997 and 5.5% for 1996. The expected long-term rate of return on assets was 8% in 1998, 1997 and 1996.

 Supplemental Retirement Programs and Deferred Compensation Plan

   The Company has supplemental retirement programs for senior executive officers and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan.

   The Company also has a deferred compensation plan for the Company's managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. Currently, there are two managers who have not retired and will be entitled to future benefits under the program. The actuarial present value of benefits shown below includes these active managers, as well as all managers who have retired and are entitled to benefits under the program.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at December 31:

                                                              1998      1997
                                                            --------  --------
                                                             (In Thousands)
      Change in benefit obligations:
        Benefit obligation at beginning of year............ $ 11,281  $ 10,179
        Service cost.......................................      235       190
        Interest cost......................................      813       783
        Actuarial losses...................................    1,085     1,050
        Benefits paid......................................     (902)     (921)
                                                            --------  --------
      Benefit obligation at end of year....................   12,512    11,281
      Change in plan assets:
        Fair value of plan assets at beginning and end of
         year..............................................      --        --
                                                            --------  --------
      Funded status of the plan (underfunded)..............  (12,512)  (11,281)
      Unrecognized net actuarial loss......................    3,164     2,260
      Unrecognized prior service cost......................      659       888
      Unrecognized net asset at January 1, 1987 being
       recognized over 15 years............................      389       519
      Adjustment to recognized minimum liability...........   (2,789)   (2,486)
                                                            --------  --------
      Accrued pension cost.................................  (11,089)  (10,100)
      Accrued benefit liability............................   10,041     8,653
      Intangible asset.....................................    1,048     1,447
                                                            --------  --------
      Net amount recognized................................ $    --   $    --
                                                            ========  ========

                                                           1998   1997   1996
                                                          ------ ------ ------
                                                             (In Thousands)
      Net pension cost included the following
       components:
        Service cost--benefits earned during the period.  $  235 $  190 $  189
        Interest cost on projected benefit obligation...     813    783    761
        Net amortization and deferral...................     541    469    513
                                                          ------ ------ ------
      Net pension cost..................................  $1,589 $1,442 $1,463
                                                          ====== ====== ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7% for 1998, 7.5% for 1997 and 8% for 1996. The rate of increase in future compensation levels used was 4.5% for 1998, 5% for 1997 and 5.5% for 1996.

 Savings and Investment Plans

   The Company has savings and investment plans qualifying under Section 401(k) of the Internal Revenue Code. Employees and sales representatives are eligible to participate after one year of service. Participant contributions are invested by the trustees for the plans at the direction of the participant in any one or more of four investment funds. The Company makes matching contributions in varying amounts. The Company's matching contributions amounted to $1,153,000 in 1998, $1,099,000 in 1997 and $1,284,000 in 1996.
Participants are fully vested in the Company match after five years of service.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   The Company has a field force retirement plan for the benefit of agents and managers. The plan is a defined contribution plan with contributions made entirely by the Company. Each agent or manager under a standard contract with one year of service with the Company is eligible to participate. The Company makes an annual contribution for each participant equal to 3% of eligible earnings up to the Social Security wage base and 6% of eligible earnings which are in excess of the Social Security wage base. Each participant is fully vested in his retirement account after five years of service. Assets of the plan are deposited in a retirement trust fund and maintained by the plan trustees who are appointed by the Company. The Company incurred costs related to this plan of $33,000 in 1998, $230,000 in 1997 and $225,000 in 1996.

 Defined Benefit Health Care Plan

   In addition to the Company's other benefit plans, the Company sponsors an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipates a future cost-sharing arrangement with retirees that is consistent with the Company's past practices.

   The following table presents the plan's funded status at December 31:

                                                               1998     1997
                                                              -------  -------
                                                              (In Thousands)
      Change in benefit obligations:
        Projected benefit obligation at beginning of year.... $11,490  $12,253
        Service cost.........................................     108      122
        Interest cost........................................     777      878
        Amendments...........................................     --      (793)
        Actuarial losses.....................................     260      143
        Benefits paid........................................  (1,234)  (1,113)
                                                              -------  -------
      Projected benefit obligation at end of year............  11,401   11,490
      Change in plan assets:
        Fair value of plan assets at beginning and end of
         year................................................     --       --
                                                              -------  -------
      Funded status of the plan (underfunded)................ (11,401) (11,490)
      Unrecognized net actuarial loss........................     529      268
      Unrecognized prior service cost........................   2,215    2,808
      Unrecognized transition obligation.....................   4,107    4,873
                                                              -------  -------
      Accrued pension cost...................................  (4,550)  (3,541)
      Accrued benefit liability..............................   4,550    3,541
                                                              -------  -------
      Net amount recognized.................................. $   --   $   --
                                                              =======  =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   Net periodic postretirement benefit cost includes the following components:

                                                             1998   1997   1996
                                                            ------ ------ ------
                                                               (In Thousands)
      Service cost........................................  $  108 $  122 $  118
      Interest cost.......................................     777    878    867
      Amortization of transition obligation over 20 years.     293    327    327
      Amortization of past service costs..................     295    407    407
                                                            ------ ------ ------
      Net periodic benefit cost...........................   1,473  1,734  1,719
      Plan curtailment adjustment.........................     770    --     --
                                                            ------ ------ ------
      Final periodic postretirement benefit cost..........  $2,243 $1,734 $1,719
                                                            ====== ====== ======

   The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

   The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7%, 7.25% and 7.5% at December 31, 1998, 1997 and 1996, respectively.

   As part of the restatement of the 1998 net periodic postretirement benefit cost, a curtailment loss was recognized. The curtailment resulted from closing certain field locations in March 1998.

9. Reinsurance

   The Company actively solicits reinsurance from other companies. The Company also cedes portions of the insurance it writes as described in the next paragraph. The effect of reinsurance on premiums earned from continuing operations was as follows:

                                                     1998      1997      1996
                                                   --------  --------  --------
                                                         (In Thousands)
      Direct...................................... $118,315  $118,192  $124,912
      Assumed.....................................  152,844   134,541   116,154
      Ceded.......................................  (73,466)  (54,613)  (38,114)
                                                   --------  --------  --------
      Total net premium........................... $197,693  $198,120  $202,952
                                                   ========  ========  ========

   The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are $750,000 on an individual life policy, $1,000,000 on individual life insurance assumed and $200,000 on an individual life insured under a single group life policy. As of December 31, 1998, the Company had ceded to other life insurance companies individual life insurance in force of approximately $29.6 billion and group life of approximately $890 million.

   Benefits and reserves ceded to other insurers amounted to $54,670,000, $42,069,000 and $28,132,000 during the years ended December 31, 1998, 1997 and
1996, respectively. At December 31, 1998 and 1997, policy reserves ceded to other insurers were $77,460,000 and $55,568,000, respectively. Claim reserves ceded amounted to $18,016,000 and $16,432,000 at December 31, 1998 and 1997,
respectively. The Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


10. Related-Party Transactions

   The Company reimburses Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in 1998, 1997 or 1996. The Company retrocedes a portion of the life insurance it assumes to Generali. In accordance with this agreement, the Company ceded premiums of $756,000, $873,000 and $1,035,000 during 1998, 1997 and 1996, respectively.
The Company ceded claims of $240,000 during 1998 and no claims during 1997 or 1996.

   In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $8 million, $35 million and $60 million in account balances were ceded to Generali in 1998, 1997 and 1996, respectively, and Generali loaned such amounts back to the Company. Account balances ceded and loaned back at December 31, 1998 and 1997 were $196 million and $213 million, respectively. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $1,564,000, $1,895,000 and $1,344,000 for the years ended December 31, 1998,
1997 and 1996, respectively. The Company held payables to Generali of $771,000 and $799,000 at December 31, 1998 and 1997, respectively.

11. Stockholder's Equity

   The changes in net unrealized gains (losses) that have been included in the balance sheet caption "other accumulated comprehensive income" in stockholder's equity are summarized as follows:

                                                                1998     1997
                                                               -------  -------
                                                               (In Thousands)
      Net unrealized gains (losses) on securities:
        Fixed maturities...................................... $19,416  $17,560
        Equity securities.....................................   4,159   10,999
        Securities held in separate account...................   1,593      334
        Other.................................................    (438)     --
                                                               -------  -------
      Net unrealized gains....................................  24,730   28,893
      Adjustment to deferred policy acquisition costs.........  (8,707)  (7,224)
      Adjustment to unearned revenue reserve..................     485      430
      Deferred income taxes...................................  (5,778)  (7,735)
                                                               -------  -------
      Net unrealized gains.................................... $10,730  $14,364
                                                               =======  =======

12. Discontinued Operations

   In June of 1994, the Company adopted a plan to dispose of its medical line of business. Accordingly, the medical line of business was considered a discontinued operation for the year ended 1996 and the consolidated financial statements reported separately the net assets and operating results of the discontinued operations.

   The Company also entered into an agreement during 1994 to dispose of the remainder of its medical line of business effective January 1, 1995. This transaction closed January 31, 1995 and, accordingly, was reflected in the 1995 consolidated financial statements. The agreement provided for the reinsurance of substantially all of the Company's remaining group and individual medical business through the renewal dates of the related contracts. Under the agreement, the Company continued to remain primarily liable for claims, billing and receipts through the next anniversary dates of the policies reinsured. The estimated gain on disposal of this was recorded in 1995. An additional gain of $1,416,000, net of income taxes, was recorded in 1996 reflecting various adjustments to initial estimates.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


13. Impact of Year 2000 (Unaudited)

   The Company continues to monitor the potential impact of the year 2000 on its systems and that of its primary vendors and business partners. This assessment extends to both informational technology systems and noninformation technology systems. All identified modifications to critical operating systems have been completed as of December 31, 1998, and the Company continues to validate completed systems to ensure ongoing compliance. Contingency plans are being developed and management estimates that these plans will be completed by mid 1999, which is prior to any anticipated impact on its operating systems. Total costs of the modifications have been immaterial to the Company's operations and have been expensed as incurred.

   The Company does face the risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with the Company due to the third parties' inability to resolve their own year 2000 issues. The Company is actively monitoring the compliance programs of those third parties, and formal communication has been initiated with all major outside service providers. However, the Company is unable to predict with certainty to what extent its external relationships will be year 2000 ready.

   The forecast costs, consequences of the year 2000 problem and the dates on which the Company believes it will complete its various year 2000 computer modifications are based on its best estimates, which, in turn, were based on numerous assumptions of future events, including third-party modification and compliance plans, continued availability of resources and other factors. The Company cannot be sure that these estimates will be achieved or that the assumptions are accurate, and actual results could differ materially from those anticipated.

APPENDIX A

                         ILLUSTRATION OF POLICY VALUES

                                   VERSION A

     In order to show You how the Policy works, We created some hypothetical examples. We chose two males ages 45 and 55 and a female age 50. Our hypothetical insureds are in good health, do not smoke and qualify for preferred non-tobacco rates. The initial and Planned Premiums are shown in the upper portion of each illustration. The Death Proceeds, Accumulation Values and Cash Surrender Values would be lower if the Primary Insured was in a standard non-tobacco, tobacco or special Rate Class since the cost of insurance charges would increase.

     There are three illustrations--all of which are based on the above. We also assumed that the underlying Investment Option had gross rates of return of 0%, 6%, 12%. This means that the underlying Investment Option would earn these rates of return before the deduction of the operating expenses (including the management fee). When these costs are taken into account, the net annual investment return rates (net of an average of approximately .89% for these charges) are approximately -.89%, 5.11% and 11.11%.

     It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return moves up and down over the years instead of remaining level, this may make a big difference in the long-term investment results of Your Policy. In order to properly show You how the Policy actually works, We calculated values for the Accumulation Value, Cash Surrender Value and the Death Proceeds. The Death Proceeds are the Death Benefit minus any outstanding loans and loan interest accrued.

     We used the charges We described in the Expenses Section of the Prospectus. These charges are: (1) Premium Charge; (2) Policy Charge; and (3) Risk Charge. We also deducted for the cost of insurance based on both the current charges and the guaranteed charges. The values also assume that each Investment Option will incur expenses annually which are assumed to be approximately .89% of the average net assets of the Investment Option. This is the average of the fees and expenses of the Investment Options in 1998. The expenses of .89% reflect the voluntary waiver of certain advisory fees and/or the reimbursement of operating expenses for certain Investment Options (as noted under Expenses--Investment Option Expenses in Part I of this prospectus). If the advisory fees had not been waived and/or if expenses had not been reimbursed, the average expenses would have been approximately 2.45%. The investment advisers currently anticipate that the current waiver and/or reimbursement arrangements will continue through at least May 1, 2000 to the extent necessary to maintain competitive total annual portfolio expense levels as described under Expenses--Investment Option Expenses. However, certain advisers have the right to terminate waivers and/or reimbursements at any time at their sole discretion. If the waiver and/or reimbursement arrangements were not in effect, the Death Proceeds, Accumulation Values and the Cash Surrender Values shown in the illustrations below would be lower. The illustration assumes no loans were taken.

     There is also a column labeled "Premiums Accumulated at 5% Interest Per Year." This shows how the Premium grows if it was invested at 5% per year.

     We will furnish You, upon request, a comparable personalized illustration reflecting the proposed insured's Age, Rate Class, Specified Amount, the Planned Premiums, and reflecting both the current cost of insurance and the guaranteed cost of insurance.


                                       BMA
                         Clarity Variable Universal Life
      Male Age 45 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium: $1,980 Assuming Guaranteed Charges Death Benefit Option: Level

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.89% Net)     (5.11% Net)      (11.11% Net)     (-0.89% Net)     (5.11% Net)      (11.11% Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------

      1           2,079          150,000          150,000          150,000            1,055            1,141            1,227

      2           4,262          150,000          150,000          150,000            2,234            2,478            2,733

      3           6,554          150,000          150,000          150,000            3,356            3,834            4,354

      4           8,961          150,000          150,000          150,000            4,419            5,207            6,100

      5          11,488          150,000          150,000          150,000            5,418            6,594            7,980

      6          14,141          150,000          150,000          150,000            6,352            7,993           10,008

      7          16,927          150,000          150,000          150,000            7,213            9,395           12,189

      8          19,853          150,000          150,000          150,000            7,992           10,793           14,533

      9          22,924          150,000          150,000          150,000            8,682           12,178           17,052

     10          26,149          150,000          150,000          150,000            9,273           13,539           19,754

     11          29,536          150,000          150,000          150,000            9,828           14,960           22,781

     12          33,092          150,000          150,000          150,000           10,268           16,348           26,050

     13          36,825          150,000          150,000          150,000           10,586           17,697           29,588

     14          40,746          150,000          150,000          150,000           10,774           18,996           33,424

     15          44,862          150,000          150,000          150,000           10,816           20,230           37,587

     16          49,184          150,000          150,000          150,000           10,696           21,381           42,110

     17          53,722          150,000          150,000          150,000           10,394           22,430           47,033

     18          58,487          150,000          150,000          150,000            9,884           23,348           52,401

     19          63,491          150,000          150,000          150,000            9,134           24,104           58,263

     20          68,744          150,000          150,000          150,000            8,110           24,660           64,683


------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.89% Net)     (5.11% Net)     (11.11% Net)
-------------    ------------    -------------

        0                0                0

        0                3              258

      881            1,359            1,879

    1,944            2,732            3,625

    3,364            4,540            5,926

    4,694            3,662            8,350

    5,975            8,158           10,952

    7,175            9,976           13,716

    8,261           11,757           16,631

    9,273           13,539           19,754

    9,828           14,960           22,781

   10,268           16,348           26,050

   10,586           17,697           29,588

   10,774           18,996           33,424

   10,816           20,230           37,587

   10,696           21,381           42,110

   10,394           22,430           47,033

    9,884           23,348           52,401

    9,134           24,104           58,263

    8,110           24,660           64,683

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.



                                       BMA
                         Clarity Variable Universal Life
      Male Age 45 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $1,980                                                       Assuming Current Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.89% Net)     (5.11% Net)      (11.11% Net)     (-0.89% Net)     (5.11% Net)      (11.11% Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------

      1           2,079          150,000          150,000          150,000            1,079            1,166            1,253

      2           4,262          150,000          150,000          150,000            2,362            2,611            2,872

      3           6,554          150,000          150,000          150,000            3,605            4,100            4,637

      4           8,961          150,000          150,000          150,000            4,808            5,634            6,567

      5          11,488          150,000          150,000          150,000            5,973            7,216            8,676

      6          14,141          150,000          150,000          150,000            7,099            8,849           10,987

      7          16,927          150,000          150,000          150,000            8,185           10,532           13,518

      8          19,853          150,000          150,000          150,000            9,231           12,266           16,291

      9          22,924          150,000          150,000          150,000           10,234           14,053           19,332

     10          26,149          150,000          150,000          150,000           11,190           15,891           22,664

     11          29,536          150,000          150,000          150,000           12,175           17,881           26,458

     12          33,092          150,000          150,000          150,000           13,108           19,932           30,636

     13          36,825          150,000          150,000          150,000           13,983           22,041           35,238

     14          40,746          150,000          150,000          150,000           14,803           24,214           40,317

     15          44,862          150,000          150,000          150,000           15,561           26,450           45,926

     16          49,184          150,000          150,000          150,000           16,195           28,692           52,077

     17          53,722          150,000          150,000          150,000           16,758           30,996           58,885

     18          58,487          150,000          150,000          150,000           17,258           33,372           66,438

     19          63,491          150,000          150,000          150,000           17,685           35,817           74,821

     20          68,744          150,000          150,000          150,000           18,038           38,335           84,142

                   Death Benefit Option:  Level

------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.89% Net)     (5.11% Net)     (11.11% Net)
-------------    ------------    -------------

        0                0                0

        0              136              397

    1,130            1,625            2,162

    2,333            3,159            4,092

    3,918            5,162            6,622

    5,441            7,190            9,329

    6,948            9,294           12,280

    8,414           11,450           15,474

    9,813           13,632           18,911

   11,190           15,891           22,664

   12,175           17,881           26,458

   13,108           19,932           30,636

   13,983           22,041           35,238

   14,803           24,214           40,317

   15,561           26,450           45,926

   16,195           28,692           52,077

   16,758           30,996           58,885

   17,258           33,372           66,438

   17,685           35,817           74,821

   18,038           38,335           84,142

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.



                                       BMA
                         Clarity Variable Universal Life
      Male Age 55 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $3,654                                                     Assuming Guaranteed Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.89% Net)     (5.11% Net)      (11.11% Net)     (-0.89% Net)     (5.11% Net)      (11.11% Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------
      1           3,837          150,000          150,000          150,000            1,956            2,116            2,276
      2           7,865          150,000          150,000          150,000            3,957            4,404            4,871
      3          12,095          150,000          150,000          150,000            5,817            6,683            7,627
      4          16,537          150,000          150,000          150,000            7,532            8,948           10,555
      5          21,200          150,000          150,000          150,000            9,089           11,184           13,664
      6          26,097          150,000          150,000          150,000           10,475           13,378           16,964
      7          31,238          150,000          150,000          150,000           11,676           15,514           20,469
      8          36,637          150,000          150,000          150,000           12,670           17,571           24,186
      9          42,306          150,000          150,000          150,000           13,433           19,520           28,126
     10          48,258          150,000          150,000          150,000           13,936           21,333           32,301
     11          54,507          150,000          150,000          150,000           14,271           23,139           36,948
     12          61,069          150,000          150,000          150,000           14,299           24,774           41,934
     13          67,959          150,000          150,000          150,000           13,990           26,207           47,306
     14          75,194          150,000          150,000          150,000           13,313           27,408           53,125
     15          82,790          150,000          150,000          150,000           12,223           28,333           59,463
     16          90,767          150,000          150,000          150,000           10,652           28,918           66,397
     17          99,142          150,000          150,000          150,000            8,430           29,005           73,975
     18         107,936          150,000          150,000          150,000            5,609           28,630           82,415
     19         117,169          150,000          150,000          150,000            1,961           27,584           91,833
     20         126,864            Lapse          150,000          150,000            Lapse           25,706          102,456

                   Death Benefit Option:  Level

------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.89% Net)     (5.11% Net)     (11.11% Net)
-------------    ------------    -------------
        0                0                0
      303              750            1,217
    2,163            3,029            3,973
    3,878            5,294            6,901
    6,056            8,151           10,631
    8,027           10,930           14,516
    9,849           13,687           18,642
   11,464           16,365           22,980
   12,812           18,899           27,504
   13,936           21,333           32,301
   14,271           23,139           36,948
   14,299           24,774           41,934
   13,990           26,207           47,306
   13,313           27,408           53,125
   12,223           28,333           59,463
   10,652           28,918           66,397
    8,430           29,005           73,975
    5,609           28,630           82,415
    1,961           27,584           91,833
    Lapse           25,706          102,456

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                       BMA
                         Clarity Variable Universal Life
      Male Age 55 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $3,654                                                       Assuming Current Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.89% Net)     (5.11% Net)      (11.11% Net)     (-0.89% Net)     (5.11% Net)      (11.11% Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------
      1           3,837          150,000          150,000          150,000            2,263            2,432            2,602
      2           7,865          150,000          150,000          150,000            4,677            5,166            5,675
      3          12,095          150,000          150,000          150,000            7,003            7,969            9,018
      4          16,537          150,000          150,000          150,000            9,240           10,845           12,659
      5          21,200          150,000          150,000          150,000           11,384           13,793           16,626
      6          26,097          150,000          150,000          150,000           13,436           16,817           20,961
      7          31,238          150,000          150,000          150,000           15,389           19,916           25,697
      8          36,637          150,000          150,000          150,000           17,244           23,094           30,883
      9          42,306          150,000          150,000          150,000           18,990           26,345           36,565
     10          48,258          150,000          150,000          150,000           20,616           29,666           42,793
     11          54,507          150,000          150,000          150,000           22,240           33,227           49,879
     12          61,069          150,000          150,000          150,000           23,751           36,898           57,726
     13          67,959          150,000          150,000          150,000           25,149           40,687           66,439
     14          75,194          150,000          150,000          150,000           26,429           44,604           76,137
     15          82,790          150,000          150,000          150,000           27,573           48,645           86,948
     16          90,767          150,000          150,000          150,000           28,271           52,568           98,885
     17          99,142          150,000          150,000          150,000           28,775           56,596          112,281
     18         107,936          150,000          150,000          150,000           29,116           60,774          127,385
     19         117,169          150,000          150,000          157,427           29,280           65,116          144,428
     20         126,864          150,000          150,000          174,803           29,227           69,620          163,367

                   Death Benefit Option:  Level

------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.89% Net)     (5.11% Net)     (11.11% Net)
-------------    ------------    -------------
        0                0                0
    1,023            1,512            2,021
    3,349            4,315            5,364
    5,586            7,191            9,005
    8,351           10,760           13,594
   10,988           14,369           18,513
   13,562           18,089           23,870
   16,038           21,888           29,677
   18,369           25,724           35,944
   20,616           29,666           42,793
   22,240           33,227           49,879
   23,751           36,898           57,726
   25,149           40,687           66,439
   26,429           44,604           76,137
   27,573           48,645           86,948
   28,271           52,568           98,885
   28,775           56,596          112,281
   29,116           60,774          127,385
   29,280           65,116          144,428
   29,227           69,620          163,367

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.


                                       BMA
                         Clarity Variable Universal Life
     Female Age 50 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $2,232                                                     Assuming guaranteed Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.89% Net)     (5.11% Net)      (11.11% Net)     (-0.89% Net)     (5.11% Net)      (11.11% Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------
      1           2,344          150,000          150,000          150,000            1,161            1,258            1,354
      2           4,804          150,000          150,000          150,000            2,442            2,712            2,996
      3           7,388          150,000          150,000          150,000            3,655            4,184            4,759
      4          10,101          150,000          150,000          150,000            4,795            5,665            6,651
      5          12,950          150,000          150,000          150,000            5,862            7,156            8,683
      6          15,941          150,000          150,000          150,000            6,853            8,655           10,870
      7          19,082          150,000          150,000          150,000            7,769           10,161           13,229
      8          22,379          150,000          150,000          150,000            8,611           11,677           15,781
      9          25,842          150,000          150,000          150,000            9,383           13,207           18,552
     10          29,478          150,000          150,000          150,000           10,082           14,749           21,564
     11          33,295          150,000          150,000          150,000           10,778           16,397           24,978
     12          37,303          150,000          150,000          150,000           11,381           18,049           28,704
     13          41,512          150,000          150,000          150,000           11,869           19,684           32,761
     14          45,931          150,000          150,000          150,000           12,215           21,276           37,171
     15          50,572          150,000          150,000          150,000           12,392           22,801           41,963
     16          55,444          150,000          150,000          150,000           12,387           24,244           47,184
     17          60,559          150,000          150,000          150,000           12,187           25,593           52,890
     18          65,931          150,000          150,000          150,000           11,788           26,843           59,157
     19          71,571          150,000          150,000          150,000           11,185           27,988           66,072
     20          77,493          150,000          150,000          150,000           10,362           29,014           73,731

                   Death Benefit Option:  Level

-------------------------------------------------


             Cash Surrender Value
          Assuming Hypothetical Gross
          Annual Investment Return of
 ----------------------------------------------
  0 % Gross        6 % Gross       12% Gross
 (-0.89% Net)     (5.11% Net)     (11.11% Net)
 -------------    ------------    -------------
         0                0                0
         0              201              485
     1,144            1,673            2,248
     2,284            3,154            4,140
     3,778            5,072            6,599
     5,171            6,973            9,188
     6,513            8,906           11,974
     7,782           10,848           14,952
     8,956           12,780           18,125
    10,082           14,749           21,564
    10,778           16,397           24,978
    11,381           18,049           28,704
    11,869           19,684           32,761
    12,215           21,276           37,171
    12,392           22,801           41,963
    12,387           24,244           47,184
    12,187           25,593           52,890
    11,788           26,843           59,157
    11,185           27,988           66,072
    10,362           29,014           73,731

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.


                                       BMA
                         Clarity Variable Universal Life
     Female Age 50 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $2,232                                                       Assuming Current Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.89% Net)     (5.11% Net)      (11.11% Net)     (-0.89% Net)     (5.11% Net)      (11.11% Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------
      1           2,344          150,000          150,000          150,000            1,228            1,326            1,425
      2           4,804          150,000          150,000          150,000            2,658            2,940            3,234
      3           7,388          150,000          150,000          150,000            4,049            4,607            5,214
      4          10,101          150,000          150,000          150,000            5,397            6,327            7,378
      5          12,950          150,000          150,000          150,000            6,701            8,102            9,747
      6          15,941          150,000          150,000          150,000            7,964            9,934           12,343
      7          19,082          150,000          150,000          150,000            9,186           11,827           15,191
      8          22,379          150,000          150,000          150,000           10,368           13,786           18,320
      9          25,842          150,000          150,000          150,000           11,520           15,822           21,770
     10          29,478          150,000          150,000          150,000           12,640           17,938           25,575
     11          33,295          150,000          150,000          150,000           13,815           20,252           29,928
     12          37,303          150,000          150,000          150,000           14,957           22,663           34,748
     13          41,512          150,000          150,000          150,000           16,058           25,170           40,083
     14          45,931          150,000          150,000          150,000           17,101           27,761           45,978
     15          50,572          150,000          150,000          150,000           18,101           30,459           52,515
     16          55,444          150,000          150,000          150,000           19,001           33,213           59,723
     17          60,559          150,000          150,000          150,000           19,859           36,083           67,732
     18          65,931          150,000          150,000          150,000           20,670           39,074           76,635
     19          71,571          150,000          150,000          150,000           21,448           42,203           86,547
     20          77,493          150,000          150,000          150,000           22,192           45,480           97,591





                   Death Benefit Option:  Level

------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.89% Net)     (5.11% Net)     (11.11% Net)
-------------    ------------    -------------
        0                0                0
      147              429              723
    1,538            2,096            2,703
    2,886            3,816            4,867
    4,617            6,018            7,663
    6,281            8,251           10,660
    7,930           10,571           13,935
    9,540           12,957           17,492
   11,093           15,395           21,344
   12,640           17,938           25,575
   13,815           20,252           29,928
   14,957           22,663           34,748
   16,058           25,170           40,083
   17,101           27,761           45,978
   18,101           30,459           52,515
   19,001           33,213           59,723
   19,859           36,083           67,732
   20,670           39,074           76,635
   21,448           42,203           86,547
   22,192           45,480           97,591

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.


                                    VERSION B

                         ILLUSTRATION OF POLICY VALUES

     In order to show You how the Policy works, We created some hypothetical examples. We chose two males ages 45 and 55 and a female age 50. Our hypothetical insureds are in good health, do not smoke and qualify for preferred non-tobacco rates. The initial and Planned Premiums are shown in the upper portion of each illustration. The Death Proceeds, Accumulation Values and Cash Surrender Values would be lower if the Primary Insured was in a standard non-tobacco, tobacco or special Rate Class since the cost of insurance charges would increase.

     There are three illustrations--all of which are based on the above. We also assumed that the underlying Investment Option had gross rates of return of 0%, 6%, 12%. This means that the underlying Investment Option would earn these rates of return before the deduction of the operating expenses (including the management fees). When these costs are taken into account, the net annual investment return rates (net of an average of approximately .96% for these charges) are approximately -.96%, 5.04% and 11.04%.

     It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return moves up and down over the years instead of remaining level, this may make a big difference in the long-term investment results of Your Policy. In order to properly show You how the Policy actually works, We calculated values for the Accumulation Value, Cash Surrender Value and the Death Proceeds. The Death Proceeds are the Death Benefit minus any outstanding loans and loan interest accrued.

     We used the charges We described in the Expenses Section of the Prospectus. These charges are: (1) Premium Charge; (2) Policy Charge; and (3) Risk Charge. We also deducted for the cost of insurance based on both the current charges and the guaranteed charges. The values also assume that each Investment Option will incur expenses annually which are assumed to be approximately .96% of the average net assets of the Investment Option. This is the average of the fees and expenses of the Investment Options in 1998. The expenses of .96% reflect the voluntary waiver of certain advisory fees and/or the reimbursement of operating expenses for certain Investment Options (as noted under Expenses--Investment Option Expenses in Part I of this prospectus). If the advisory fees had not been waived and/or if expenses had not been reimbursed, the average expenses would have been approximately 2.28%. The investment advisers currently anticipate that the current waiver and/or reimbursement arrangements will continue through at least May 1, 2000 to the extent necessary to maintain competitive total annual portfolio expense levels as described under Expenses--Investment Option Expenses. However, certain advisers have the right to terminate waivers and/or reimbursements at any time at their sole discretion. If the waiver and/or reimbursement arrangements were not in effect, the Death Proceeds, Accumulation Values and the Cash Surrender Values shown in the illustrations below would be lower. The illustration assumes no loans were taken.

     There is also a column labeled "Premiums Accumulated at 5% Interest Per Year." This shows how the Premium grows if it was invested at 5% per year.

     We will furnish You, upon request, a comparable personalized illustration reflecting the proposed insured's Age, Rate Class, Specified Amount, the Planned Premiums, and reflecting both the current cost of insurance and the guaranteed cost of insurance.

                                       BMA
                      Advantage VUL Variable Universal Life
      Male Age 45 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $1,980                                                     Assuming Guaranteed Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.96%Net)       (5.04%Net)      (11.04%Net)      (-0.96%Net)       (5.04%Net)      (11.04%Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------

      1           2,079          150,000          150,000          150,000            1,054            1,140            1,226

      2           4,262          150,000          150,000          150,000            2,231            2,475            2,730

      3           6,554          150,000          150,000          150,000            3,351            3,828            4,347

      4           8,961          150,000          150,000          150,000            4,410            5,198            6,089

      5          11,488          150,000          150,000          150,000            5,405            6,579            7,963

      6          14,141          150,000          150,000          150,000            6,335            7,972            9,982

      7          16,927          150,000          150,000          150,000            7,190            9,367           12,152

      8          19,853          150,000          150,000          150,000            7,963           10,755           14,483

      9          22,924          150,000          150,000          150,000            8,648           12,130           16,985

     10          26,149          150,000          150,000          150,000            9,233           13,479           19,667

     11          29,536          150,000          150,000          150,000            9,780           14,887           22,670

     12          33,092          150,000          150,000          150,000           10,213           16,260           25,909

     13          36,825          150,000          150,000          150,000           10,523           17,591           29,412

     14          40,746          150,000          150,000          150,000           10,703           18,871           33,206

     15          44,862          150,000          150,000          150,000           10,737           20,084           37,318

     16          49,184          150,000          150,000          150,000           10,608           21,211           41,781

     17          53,722          150,000          150,000          150,000           10,298           22,234           46,634

     18          58,487          150,000          150,000          150,000            9,780           23,124           51,919

     19          63,491          150,000          150,000          150,000            9,023           23,848           57,683

     20          68,744          150,000          150,000          150,000            7,991           24,370           63,988


                   Death Benefit Option:  Level

------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.96%Net)      (5.04%Net)      (11.04%Net)
-------------    ------------    -------------

        0                0                0

        0                0              255

      876            1,353            1,872

    1,935            2,723            3,614

    3,351            4,525            5,909

    4,676            6,314            8,324

    5,953            8,129           10,915

    7,147            9,938           13,666

    8,227           11,709           16,564

    9,233           13,479           19,667

    9,780           14,887           22,670

   10,213           16,260           25,909

   10,523           17,591           29,412

   10,703           18,871           33,206

   10,737           20,084           37,318

   10,608           21,211           41,781

   10,298           22,234           46,634

    9,780           23,124           51,919

    9,023           23,848           57,683

    7,991           24,370           63,988

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                       BMA
                      Advantage VUL Variable Universal Life
      Male Age 45 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $1,980                                                       Assuming Current Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.96%Net)       (5.04%Net)      (11.04%Net)      (-0.96%Net)       (5.04%Net)      (11.04%Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------

      1           2,079          150,000          150,000          150,000            1,078            1,165            1,252

      2           4,262          150,000          150,000          150,000            2,359            2,608            2,869

      3           6,554          150,000          150,000          150,000            3,599            4,094            4,631

      4           8,961          150,000          150,000          150,000            4,799            5,624            6,555

      5          11,488          150,000          150,000          150,000            5,959            7,200            8,658

      6          14,141          150,000          150,000          150,000            7,081            8,826           10,960

      7          16,927          150,000          150,000          150,000            8,161           10,501           13,479

      8          19,853          150,000          150,000          150,000            9,200           12,226           16,238

      9          22,924          150,000          150,000          150,000           10,196           14,001           19,260

     10          26,149          150,000          150,000          150,000           11,144           15,825           22,570

     11          29,536          150,000          150,000          150,000           12,121           17,800           26,336

     12          33,092          150,000          150,000          150,000           13,045           19,834           30,482

     13          36,825          150,000          150,000          150,000           13,911           21,922           35,044

     14          40,746          150,000          150,000          150,000           14,720           24,072           40,075

     15          44,862          150,000          150,000          150,000           15,468           26,283           45,627

     16          49,184          150,000          150,000          150,000           16,090           28,497           51,711

     17          53,722          150,000          150,000          150,000           16,642           30,769           58,440

     18          58,487          150,000          150,000          150,000           17,130           33,110           65,898

     19          63,491          150,000          150,000          150,000           17,545           35,516           74,172

     20          68,744          150,000          150,000          150,000           17,885           37,991           83,363


                  Death Benefit Option:  Level

------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.96%Net)      (5.04%Net)      (11.04%Net)
-------------    ------------    -------------

        0                0                0

        0              133              394

    1,124            1,619            2,156

    2,324            3,149            4,080

    3,905            5,146            6,604

    5,423            7,168            9,301

    6,924            9,263           12,241

    8,384           11,409           15,421

    9,775           13,580           18,839

   11,144           15,825           22,570

   12,121           17,800           26,336

   13,045           19,834           30,482

   13,911           21,922           35,044

   14,720           24,072           40,075

   15,468           26,283           45,627

   16,090           28,497           51,711

   16,642           30,769           58,440

   17,130           33,110           65,898

   17,545           35,516           74,172

   17,885           37,991           83,363

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                       BMA
                      Advantage VUL Variable Universal Life
      Male Age 55 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $3,654                                                     Assuming Guaranteed Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.96%Net)       (5.04%Net)      (11.04%Net)      (-0.96%Net)       (5.04%Net)      (11.04%Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------
      1           3,837          150,000          150,000          150,000            1,955            2,114            2,275
      2           7,865          150,000          150,000          150,000            3,952            4,398            4,866
      3          12,095          150,000          150,000          150,000            5,808            6,673            7,615
      4          16,537          150,000          150,000          150,000            7,517            8,930           10,535
      5          21,200          150,000          150,000          150,000            9,067           11,157           13,633
      6          26,097          150,000          150,000          150,000           10,445           13,340           16,918
      7          31,238          150,000          150,000          150,000           11,636           15,463           20,403
      8          36,637          150,000          150,000          150,000           12,621           17,505           24,097
      9          42,306          150,000          150,000          150,000           13,374           19,436           28,007
     10          48,258          150,000          150,000          150,000           13,866           21,229           32,147
     11          54,507          150,000          150,000          150,000           14,189           23,011           36,750
     12          61,069          150,000          150,000          150,000           14,205           24,619           41,682
     13          67,959          150,000          150,000          150,000           13,884           26,022           46,989
     14          75,194          150,000          150,000          150,000           13,194           27,189           52,729
     15          82,790          150,000          150,000          150,000           12,092           28,076           58,972
     16          90,767          150,000          150,000          150,000           10,509           28,619           65,791
     17          99,142          150,000          150,000          150,000            8,275           28,659           73,230
     18         107,936          150,000          150,000          150,000            5,444           28,230           81,500
     19         117,169          150,000          150,000          150,000            1,786           27,124           90,711
     20         126,864            Lapse          150,000          150,000            Lapse           25,179          101,078

                   Death Benefit Option:  Level

------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.96%Net)      (5.04%Net)      (11.04%Net)
-------------    ------------    -------------
        0                0                0
      298              744            1,212
    2,154            3,019            3,961
    3,863            5,276            6,881
    6,034            8,124           10,600
    7,996           10,892           14,470
    9,809           13,636           18,576
   11,415           16,299           22,891
   12,752           18,815           27,386
   13,866           21,229           32,147
   14,189           23,011           36,750
   14,205           24,619           41,682
   13,884           26,022           46,989
   13,194           27,189           52,729
   12,092           28,076           58,972
   10,509           28,619           65,791
    8,275           28,659           73,230
    5,444           28,230           81,500
    1,786           27,124           90,711
    Lapse           25,179          101,078

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.


                                       BMA
                      Advantage VUL Variable Universal Life
      Male Age 55 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $3,654                                                       Assuming Current Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.96%Net)       (5.04%Net)      (11.04%Net)      (-0.96%Net)       (5.04%Net)      (11.04%Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------
      1           3,837          150,000          150,000          150,000            2,261            2,430            2,600
      2           7,865          150,000          150,000          150,000            4,672            5,160            5,669
      3          12,095          150,000          150,000          150,000            6,992            7,957            9,005
      4          16,537          150,000          150,000          150,000            9,223           10,825           12,636
      5          21,200          150,000          150,000          150,000           11,358           13,762           16,591
      6          26,097          150,000          150,000          150,000           13,400           16,774           20,907
      7          31,238          150,000          150,000          150,000           15,343           19,857           25,621
      8          36,637          150,000          150,000          150,000           17,185           23,015           30,779
      9          42,306          150,000          150,000          150,000           18,918           26,245           36,425
     10          48,258          150,000          150,000          150,000           20,529           29,539           42,610
     11          54,507          150,000          150,000          150,000           22,137           33,071           49,642
     12          61,069          150,000          150,000          150,000           23,631           36,707           57,424
     13          67,959          150,000          150,000          150,000           25,010           40,457           66,058
     14          75,194          150,000          150,000          150,000           26,270           44,329           75,661
     15          82,790          150,000          150,000          150,000           27,393           48,319           86,357
     16          90,767          150,000          150,000          150,000           28,070           52,185           98,155
     17          99,142          150,000          150,000          150,000           28,551           56,147          111,385
     18         107,936          150,000          150,000          150,000           28,868           60,253          126,289
     19         117,169          150,000          150,000          155,988           29,007           64,512          143,108
     20         126,864          150,000          150,000          173,133           28,929           68,924          161,807

                   Death Benefit Option:  Level

------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.96%Net)      (5.04%Net)      (11.04%Net)
-------------    ------------    -------------
        0                0                0
    1,018            1,506            2,015
    3,338            4,303            5,351
    5,569            7,171            8,982
    8,325           10,729           13,558
   10,952           14,326           18,459
   13,516           18,030           23,794
   15,979           21,809           29,573
   18,297           25,623           35,804
   20,529           29,539           42,610
   22,137           33,071           49,642
   23,631           36,707           57,424
   25,010           40,457           66,058
   26,270           44,329           75,661
   27,393           48,319           86,357
   28,070           52,185           98,155
   28,551           56,147          111,385
   28,868           60,253          126,289
   29,007           64,512          143,108
   28,929           68,924          161,807

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.


                                       BMA
                      Advantage VUL Variable Universal Life
     Female Age 50 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $2,232                                                     Assuming guaranteed Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.96%Net)       (5.04%Net)      (11.04%Net)      (-0.96%Net)       (5.04%Net)      (11.04%Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------
      1           2,344          150,000          150,000          150,000            1,160            1,257            1,353
      2           4,804          150,000          150,000          150,000            2,439            2,709            2,992
      3           7,388          150,000          150,000          150,000            3,649            4,178            4,752
      4          10,101          150,000          150,000          150,000            4,786            5,654            6,638
      5          12,950          150,000          150,000          150,000            5,848            7,140            8,664
      6          15,941          150,000          150,000          150,000            6,835            8,632           10,842
      7          19,082          150,000          150,000          150,000            7,744           10,130           13,189
      8          22,379          150,000          150,000          150,000            8,580           11,636           15,726
      9          25,842          150,000          150,000          150,000            9,345           13,154           18,478
     10          29,478          150,000          150,000          150,000           10,037           14,683           21,469
     11          33,295          150,000          150,000          150,000           10,726           16,317           24,856
     12          37,303          150,000          150,000          150,000           11,321           17,952           28,549
     13          41,512          150,000          150,000          150,000           11,800           19,568           32,567
     14          45,931          150,000          150,000          150,000           12,136           21,138           36,930
     15          50,572          150,000          150,000          150,000           12,304           22,639           41,666
     16          55,444          150,000          150,000          150,000           12,290           24,056           46,820
     17          60,559          150,000          150,000          150,000           12,081           25,375           52,448
     18          65,931          150,000          150,000          150,000           11,672           26,592           58,621
     19          71,571          150,000          150,000          150,000           11,060           27,702           65,427
     20          77,493          150,000          150,000          150,000           10,228           28,688           72,956

                   Death Benefit Option:  Level

------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.96%Net)      (5.04%Net)      (11.04%Net)
-------------    ------------    -------------
        0                0                0
        0              198              481
    1,138            1,667            2,241
    2,275            3,143            4,127
    3,764            5,056            6,580
    5,152            6,949            9,159
    6,489            8,874           11,933
    7,751           10,807           14,897
    8,918           12,728           18,052
   10,037           14,683           21,469
   10,726           16,317           24,856
   11,321           17,952           28,549
   11,800           19,568           32,567
   12,136           21,138           36,930
   12,304           22,639           41,666
   12,290           24,056           46,820
   12,081           25,375           52,448
   11,672           26,592           58,621
   11,060           27,702           65,427
   10,228           28,688           72,956


The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                       BMA
                      Advantage VUL Variable Universal Life
     Female Age 50 Preferred Non-Tobacco Initial Specified Amount: $150,000

Planned Premium:  $2,232                                                       Assuming Current Charges

--------------------------------------------------------- ------------------------------------------------------------------- ------
               Premiums
End of        Accumulated
Policy           at 5%                        Death Proceeds                                   Accumulation Value
  Year       Interest Per              Assuming Hypothetical Gross                        Assuming Hypothetical Gross
                 Year                  Annual Investment Return of                        Annual Investment Return of
---------    --------------   -----------------------------------------------    -----------------------------------------------
                               0 % Gross        6 % Gross        12% Gross        0 % Gross        6 % Gross        12% Gross
                              (-0.96%Net)       (5.04%Net)      (11.04%Net)      (-0.96%Net)       (5.04%Net)      (11.04%Net)
---------    --------------   -------------    -------------    -------------    -------------    -------------    -------------
      1           2,344          150,000          150,000          150,000            1,227            1,325            1,424
      2           4,804          150,000          150,000          150,000            2,655            2,937            3,231
      3           7,388          150,000          150,000          150,000            4,042            4,600            5,206
      4          10,101          150,000          150,000          150,000            5,386            6,316            7,365
      5          12,950          150,000          150,000          150,000            6,686            8,084            9,726
      6          15,941          150,000          150,000          150,000            7,943            9,908           12,312
      7          19,082          150,000          150,000          150,000            9,158           11,792           15,147
      8          22,379          150,000          150,000          150,000           10,334           13,740           18,260
      9          25,842          150,000          150,000          150,000           11,478           15,764           21,689
     10          29,478          150,000          150,000          150,000           12,589           17,864           25,468
     11          33,295          150,000          150,000          150,000           13,755           20,160           29,791
     12          37,303          150,000          150,000          150,000           14,886           22,552           34,573
     13          41,512          150,000          150,000          150,000           15,976           25,036           39,863
     14          45,931          150,000          150,000          150,000           17,007           27,601           45,704
     15          50,572          150,000          150,000          150,000           17,995           30,269           52,177
     16          55,444          150,000          150,000          150,000           18,882           32,991           59,309
     17          60,559          150,000          150,000          150,000           19,726           35,825           67,227
     18          65,931          150,000          150,000          150,000           20,523           38,775           76,023
     19          71,571          150,000          150,000          150,000           21,286           41,859           85,810
     20          77,493          150,000          150,000          150,000           22,015           45,087           96,708

                   Death Benefit Option:  Level

------------------------------------------------


            Cash Surrender Value
         Assuming Hypothetical Gross
         Annual Investment Return of
----------------------------------------------
 0 % Gross        6 % Gross       12% Gross
(-0.96%Net)      (5.04%Net)      (11.04%Net)
-------------    ------------    -------------
        0                0                0
      144              426              720
    1,531            2,089            2,695
    2,875            3,805            4,854
    4,602            6,000            7,642
    6,261            8,226           10,629
    7,903           10,537           13,891
    9,505           12,912           17,431
   11,051           15,337           21,263
   12,589           17,864           25,468
   13,755           20,160           29,791
   14,886           22,552           34,573
   15,976           25,036           39,863
   17,007           27,601           45,704
   17,955           30,269           52,177
   18,882           32,991           59,309
   19,726           35,825           67,227
   20,523           38,775           76,023
   21,286           41,859           85,810
   22,015           45,087           96,708

The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the subaccounts selected by the policyowner.

The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any policy loans or partial surrenders were made.

No representation can be made by BMA, the separate account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.


APPENDIX B - RATES OF RETURN

From time to time, We may report different types of historical performance for the Investment Options available under the Policy. We may report the average annual total returns of the funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the funds, but not deductions at the Separate Account or Policy level for Risk Charges and Policy expenses, which, if included, would reduce performance. See Section 4. Expenses for a discussion of the charges and deductions from a Policy.

At the request of a purchaser, BMA will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Risk
Charge in addition to the deductions of fund expenses, but does not include other charges under the Policy; or (ii) an illustration of Accumulation Values and Cash Surrender Values as of the performance reporting date for a hypothetical Insured of given age, gender, risk classification, premium level and initial Specified Amount. The illustration will be based either on actual historic fund performance or on a hypothetical investment return between 0% and 12% as requested by the purchaser. The Cash Surrender Value figures will assume all fund charges, the Risk Charge, and all other Policy charges are deducted.
The Accumulation Value figures will assume all charges except the Surrender Charges are deducted.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Investment Options to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Investment Options being compared.

The chart below shows the Effective Annual Rates of Return of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses of the funds). These rates do not reflect the Risk Charge assessed. The rates do not reflect deductions from premiums or Monthly Deductions assessed against the Accumulation Value of the Policy, nor do they reflect the Policy's Surrender Charges. (For a discussion of these charges, please see Section 4. - Expenses.) Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Appendix A - Illustration of Policy Values).

The rates of return shown are not indicative of future performance.  These rates
of  return  may  be  considered,   however,  in  assessing  the  competence  and
performance of the investment advisers.


                                          PORTFOLIO
                                          INCEPTION                                       10 YEARS/
INVESTMENT OPTION                           DATE              1 YEAR         5 YEARS      SINCE INCEPTION
-----------------                           ----              ------         -------      ---------------
INVESTORS MARK SERIES FUND, INC.
  Intermediate Fixed Income                 11/13/97          5.16%             N/A               5.72%
  Mid Cap Equity                            11/13/97          7.03%             N/A              10.94%
  Money Market                              11/13/97          5.05%             N/A               5.11%
  Global Fixed Income                       11/13/97          7.23%             N/A               7.95%
  Small Cap Equity                          11/13/97        -16.22%             N/A             -16.60%
  Large Cap Growth                          11/13/97         24.35%             N/A              28.22%
  Large Cap Value                            12/2/97          5.03%             N/A               1.71%
  Growth & Income                           11/12/97         12.03%             N/A              14.67%
  Balanced                                  11/17/97         -6.03%             N/A              -5.24%

BERGER INSTITUTIONAL PRODUCTS TRUST
  Berger IPT-100                            5/1/96           16.29%             N/A              12.65%
  Berger IPT--Growth and Income             5/1/96           25.03%             N/A              23.08%
  Berger IPT--Small Company Growth          5/1/96            1.87%             N/A               8.01%
  Berger/BIAM IPT - International           8/1/97           16.13%             N/A               7.99%

CONSECO SERIES TRUST
  Balanced                                  5/1/87            10.37%            16.90%           14.15%
  Equity                                   8/20/84            15.62%            22.57%           18.26%
  Fixed Income                              5/1/93             6.17%             7.11%            7.34%
  Government Securities                   10/19/83             7.07%             6.32%            8.40%

THE ALGER AMERICAN FUND
  Alger American Growth                     1/9/89            48.07%            23.90%           22.03%
  Alger American Leveraged AllCap          1/25/95            57.83%            N/A              39.34%
  Alger American MidCap Growth              5/3/93            30.30%            18.98%            23.50%
  Alger American Small
  Capitalization                           9/21/88            15.53%            13.09%           19.85%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Income & Growth                      10/30/97            26.87%            N/A              30.68%
  VP International                          5/1/94            18.76%            N/A              12.30%
  VP Value                                  5/1/96             4.81%            N/A              15.94%

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
FUND, INC.                                 10/7/93            29.38%            N/A              23.01%

DREYFUS STOCK INDEX FUND                   9/29/89            28.21%            23.58%           17.12%

DREYFUS VARIABLE INVESTMENT FUND
  Disciplined Stock                         5/1/96            26.72%            N/A              29.18%
  International Value                       5/1/96             8.74%            N/A               7.81%

FEDERATED INSURANCE SERIES
  Federated High Income Bond II             3/1/94             2.70%            N/A               9.49%
  Federated International Equity II         5/8/95            25.57%            N/A              12.75%
  Federated Utility II                     2/10/94            13.95%            N/A              14.42%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF - High Yield                 5/27/94             1.42%            N/A              11.82%
  INVESCO VIF - Equity Income              8/10/94            15.30%            N/A              21.63%

LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Equity                 3/19/98             N/A              N/A              10.89%
  Lazard Retirement Small Cap              11/4/97            -3.22%            N/A              -3.99%

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
  Limited Maturity Bond                    9/10/84            4.39%             5.18%             6.79%
  Partners                                 3/22/94            4.21%             N/A              19.71%

STRONG OPPORTUNITY FUND II, INC.
  Opportunity Fund II                       5/8/92           13.54%            17.01%           19.06%

STRONG VARIABLE INSURANCE FUNDS, INC.
  Growth Fund II                          12/31/96           28.68%            N/A              29.21%

VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond                            9/1/89           12.75%             6.50%            6.85%
  Worldwide Emerging Markets              12/27/95           -34.15%            N/A             -9.89%
  Worldwide Hard Assets                     9/1/89           -30.93%            -3.26%           2.10%
  Worldwide Real Estate                    6/23/97           -11.35%            N/A              3.92%




The figures shown in this chart do not reflect any charges at the Separate Account or the Policy level.


                                     PART II

                           UNDERTAKING TO FILE REPORTS

a. Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority confined in that section.

b. Pursuant to Investment Company Act Section 26(e), Business Men's Assurance Company of America ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 INDEMNIFICATION

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

The Registration Statement comprises the papers and documents:

   The facing sheet

   The Prospectus consisting of 100 pages.

   Undertakings to file reports.

   The signatures.

   Written consents of the following persons: Consent of Actuary
                                              Consent of Counsel
                                              Consent of Independent Auditors

   The following exhibits.

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.

1.         Resolution of the Board of Directors of the Company*
2.         Not Applicable
3.a.       Form of Co-Principal Underwriters' Agreement**
3.b.       Form of Selling Agreements**
3.c.       Schedule of Commissions**
4.         Not Applicable
5.         Flexible Premium Adjustable Variable Life Insurance Policy*
6.a.       Articles of Incorporation of the Company*
6.b.       Bylaws of the Company*
7.         Not Applicable
8.         Form of Fund Participation Agreements**
9.         Form of Reinsurance Agreement**
10.        Application Form**
11.        Powers of Attorney*

B.         Opinion and Consent of Counsel

C.         Consent of Actuary

D.         Consent of Independent Auditors

*Incorporated by reference to Form S-6 (File No. 333-52689) electronically filed on May 14, 1998.

**Incorporated by reference to Pre-Effective Amendment No. 1 (File No. 333-52689) electronically filed on August 28, 1998.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Kansas City and State of Missouri on this 16th day of April, 1999.

                                            BMA VARIABLE LIFE ACCOUNT A
                                            Registrant

                                            By: BUSINESS MEN'S ASSURANCE
                                            COMPANY OF AMERICA

                                            By: /S/ DAVID A. GATES
                                            ------------------------------


                                            BUSINESS MEN'S ASSURANCE
                                            COMPANY OF AMERICA

                                            By: /S/ MICHAEL K. DEARDORFF
                                            ----------------------------


Attest:

/S/ MARGARET M. HEIDKAMP
----------------------------
(Name)

Vice President
----------------------------
Title



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                             TITLE                                       DATE
---------                                             -----                                       ----

Giorgio Balzer*                             Director, Chairman of the Board                      4/16/99
-------------------------                                                                        -------
Giorgio Balzer                              and Chief Executive Officer                            Date

Thomas Morton Bloch*                        Director                                             4/16/99
-------------------------                                                                        -------
Thomas Morton Bloch                                                                                Date

Gianguido Castagno*                         Director                                             4/16/99
-------------------------                                                                        -------
Gianguido Castagno                                                                                 Date

William Thomas Grant II *                   Director                                             4/16/99
-------------------------                                                                        -------
William Thomas Grant II                                                                            Date

Donald Joyce Hall, Jr.*                     Director                                             4/16/99
-------------------------                                                                        -------
Donald Joyce Hall, Jr.                                                                             Date

Allan Drue Jennings*                        Director                                             4/16/99
-------------------------                                                                        -------
Allan Drue Jennings                                                                                Date

David Woods Kemper*                         Director                                             4/16/99
-------------------------                                                                        -------
David Woods Kemper                                                                                 Date

Giorgio Liveris*                            Director                                             4/16/99
-------------------------                                                                        -------
Giorgio Liveris                                                                                    Date

John Kessander Lundberg*                    Director                                             4/16/99
-------------------------                                                                        -------
John Kessander Lundberg                                                                            Date

John Pierre Mascotte*                       Director                                             4/16/99
-------------------------                                                                        -------
John Pierre Mascotte                                                                               Date

Giovanni Perissinotto*                      Director                                             4/16/99
-------------------------                                                                        -------
Giovanni Perissinotto                                                                              Date

/S/ ROBERT T. RAKICH                        Director, President and Chief                        4/16/99
-------------------------                                                                        -------
Robert Thomas Rakich                        Operating Officer                                      Date

/S/ VERNON W. VOORHEES II                   Director, Senior Vice President -                    4/16/99
---------------------------                                                                      -------
Vernon Wirt Voorhees II                     Corporate Services & Secretary                         Date

/S/ DAVID L. HIGLEY                         Senior Vice President & Chief                        4/15/99
-------------------------                                                                        -------
David Lee Higley                            Financial Officer                                      Date

/S/ SUSAN A. SWEENEY                        Vice President - Treasurer &                         4/15/99
-------------------------                                                                        -------
Susan Annette Sweeney                       Controller                                             Date

*By: /S/ VERNON W. VOORHEES II
    --------------------
     Attorney-in-Fact

*By: /S/ ROBERT T. RAKICH
     --------------------
     Attorney-in-Fact


                            INDEX TO EXHIBITS


EX-B      Opinion and Consent of Counsel
EX-C      Consent of Actuary
EX-D      Consent of Independent Auditors